As filed with the Securities and Exchange Commission on April 29, 1999.

                                            Registration Nos. 2-35602; 811-01916
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549
                                 ___________________
                                      FORM N-1A
                           REGISTRATION STATEMENT UNDER THE                 / /
                                SECURITIES ACT OF 1933

                           POST-EFFECTIVE AMENDMENT NO.  42                 /X/
                                        AND/OR
                             REGISTRATION STATEMENT UNDER                   / /
                          THE INVESTMENT COMPANY ACT OF 1940
                                  AMENDMENT NO.  29                         /X/
                           [Check appropriate box or boxes]

                                 ___________________

                            SM&R EQUITY INCOME FUND, INC.

                  [Exact Name of Registrant as Specified in Charter]

          2450 SOUTH SHORE BOULEVARD, SUITE 400, LEAGUE CITY, TEXAS 77573
                [Address of Principal Executive Offices]   [Zip Code]

         Registrant's Telephone Number, Including Area Code:  (281) 334-2469

     NAME AND ADDRESS OF
      AGENT FOR SERVICE:                            WITH COPY TO:

      TERESA E. AXELSON                            JERRY L.  ADAMS
 2450 SOUTH SHORE BOULEVARD                  GREER, HERZ & ADAMS, L.L.P.
          SUITE 400                                ONE MOODY PLAZA
  LEAGUE CITY, TEXAS 77573                     GALVESTON, TEXAS 77550

                                                FREDERICK R.  BELLAMY
                                          SUTHERLAND, ASBILL & BRENNAN LLP
                                           1275 PENNSYLVANIA AVENUE, N.W.
                                            WASHINGTON, D.C.  20004-2415


                                 ___________________

It is proposed that this filing will become effective (check appropriate box):

     / / immediately upon filing pursuant to paragraph (b) of Rule 485 /X/ on May 1, 1999 pursuant to paragraph (b) of Rule 485
     / / 60 days after filing pursuant to paragraph (a)(1) of Rule 485 / / on (date) pursuant to paragraph (a)(1) of Rule 485
     / /  75 days after filing pursuant to paragraph (a) of Rule 485
     / /  on (date) pursuant to paragraph (a)(2) of Rule 485

          If appropriate, check the following box:
     / / this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

Title of Securities Being Registered ....Common Stock, par value $.01 per share.

             [LOGO]

P R O S P E C T U S


MAY 1, 1999


  -  SM&R GROWTH FUND, INC.
  -  SM&R EQUITY INCOME FUND, INC.
  -  SM&R BALANCED FUND, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                             CLASSES A, B, AND C

TABLE OF CONTENTS
--------------------------------------------------------------------------------

RISK/RETURN SUMMARY.......................................................................          1
  SM&R Growth Fund........................................................................          1
  SM&R Equity Income Fund.................................................................          2
  SM&R Balanced Fund......................................................................          3
  Types of Investment Risk................................................................          4
  Bar Chart and Performance Table.........................................................          4
  Fees and Expenses of the Funds..........................................................          8
SHARES OF THE FUNDS.......................................................................         11
  Sales Charges...........................................................................         12
  Sales Charge Reductions and Waivers.....................................................         13
  Distribution and Shareholder Service (12b-1) Fees.......................................         16
INVESTMENT OBJECTIVES AND POLICIES........................................................         17
  Growth Fund.............................................................................         17
  Equity Income Fund......................................................................         18
  Balanced Fund...........................................................................         19
RISK FACTORS..............................................................................         21
PURCHASES AND REDEMPTIONS.................................................................         23
  Purchasing Shares.......................................................................         23
  Pricing of Fund Shares..................................................................         24
  Special Purchase Plans and Services.....................................................         25
  Retirement Plans........................................................................         28
  Dividends, Distributions, and Taxes.....................................................         28
  Redeeming Shares........................................................................         29
THE FUNDS AND MANAGEMENT..................................................................         33
FINANCIAL HIGHLIGHTS......................................................................         36
  Growth Fund.............................................................................         36
  Equity Income Fund......................................................................         37
  Balanced Fund...........................................................................         38
APPENDIX..................................................................................        A-1

RISK/RETURN SUMMARY                                       SM&R GROWTH FUND, INC.
--------------------------------------------------------------------------------

GROWTH FUND'S INVESTMENT OBJECTIVE
                 The Growth Fund seeks long-term capital growth by investing primarily in common stocks that provide an opportunity for capital appreciation over time.

GROWTH FUND'S PRINCIPAL INVESTMENT STRATEGIES
                 The Growth Fund normally invests at least 85% of its total assets in common stocks. In selecting stocks, this fund:
                 - chooses the stocks of financially sound companies that have a proven ability to make and sustain a profit over time, and
                 - places an emphasis on companies with growth potential.


                 The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."


                 The Growth Fund may also invest in debt obligations (such as convertible preferred stocks, debentures, and notes), including below investment grade bonds ("junk" bonds).

PRINCIPAL RISKS OF INVESTING IN THE GROWTH FUND
                 You could lose money on your investment in the Growth Fund, or it could underperform other investments, if any of the following occurs:
                 - the stock market goes down
                 - the investment decisions of management (such as sector
                   overweighting and underweighting and individual stock selection) do not achieve the desired results
                 - interest rates increase
                 - issuers of debt obligations default or are unable to pay amounts due

                 Investments by the Growth Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE GROWTH FUND
                 This fund may be appropriate if you:
                 - have long time horizons (ten years or more)
                 - are willing to accept higher short-term risk along with
                   higher potential long-term returns
                 - want to diversify your portfolio
                 - are investing for retirement or other goals that are many years in the future

                 This fund may NOT be appropriate:
                 - if you are investing with a shorter time horizon
                 - if you are uncomfortable with an investment that will go up and down in value
                 - as your complete portfolio

RISK/RETURN SUMMARY                                SM&R EQUITY INCOME FUND, INC.
--------------------------------------------------------------------------------

EQUITY INCOME FUND'S INVESTMENT OBJECTIVE
                 The Equity Income Fund seeks current income with a secondary objective of long-term capital appreciation.

EQUITY INCOME FUND'S PRINCIPAL INVESTMENT STRATEGIES
                 The Equity Income Fund normally invests at least 75% of its assets in equity securities. This fund also invests in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

                 The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

PRINCIPAL RISKS OF INVESTING IN THE EQUITY INCOME FUND
                 You could lose money on your investment in the Equity Income Fund, or it could underperform other investments, if any of the following occurs:
                 - the stock market goes down and/or interest rates increase
                 - the investment decisions of management (such as sector
                   overweighting and underweighting and individual stock selection) do not achieve the desired results
                 - issuers of debt obligations default or are unable to pay amounts due
                 - the fund cannot find a buyer for securities

                 Investments by the Equity Income Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE EQUITY INCOME FUND
                 This fund may be appropriate if you:
                 - are looking for a fund that has both growth and income
                   components
                 - are seeking to protect the purchasing power of your money while retaining the potential for growth and reducing exposure to the volatility of the market
                 - are willing to accept higher short-term risk along with
                   higher potential long-term returns
                 - are retired or nearing retirement

                 This fund may NOT be appropriate if you:
                 - are investing for maximum return over a long time horizon
                 - require a high degree of stability of your principal
                 - desire your return to be either ordinary income or capital gains, but not both

RISK/RETURN SUMMARY                                     SM&R BALANCED FUND, INC.
--------------------------------------------------------------------------------

BALANCED FUND'S INVESTMENT OBJECTIVE
                 The Balanced Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation.


BALANCED FUND'S PRINCIPAL INVESTMENT STRATEGIES
                 The Balanced Fund uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment grade corporate bonds, collateralized mortgage obligations, mortgaged backed securities, convertible bonds, and money market instruments. The ratio of stocks to bonds changes in response to changing economic conditions. This flexibility may help to reduce price volatility.



                 This fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).


PRINCIPAL RISKS OF INVESTING IN THE BALANCED FUND
                 You could lose money on your investment in the Balanced Fund, or it could underperform other investments, if any of the following occurs:
                 - interest rates increase or the stock market goes down
                 - issuers of debt obligations default or are unable to pay amounts due
                 - the investment decisions of management do not achieve the desired results

                 Investments by the Balanced Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE BALANCED FUND
                 This fund may be appropriate if you:
                 - are seeking supplemental income and conservation of the
                   purchasing power of your capital
                 - are looking for a more conservative alternative to a
                   growth-oriented fund
                 - want a well-diversified and relatively stable investment allocation
                 - need a core investment
                 - are retired or nearing retirement

                 This fund may NOT be appropriate if you:
                 - are investing for maximum return over a long time horizon
                 - desire your return to be either ordinary income or capital gains, but not both
                 - require a high degree of stability of your principal

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

TYPES OF INVESTMENT RISK

As indicated above, each of the three funds is subject to the following types of risks to varying degrees:

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.


INVESTMENT STYLE OR MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result because: (1) management fails to properly implement the selected investment strategy; or (2) the securities that fit the fund's investment style do worse than securities that fit other investment styles. This risk is common to all mutual funds.


MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them.

BAR CHART AND PERFORMANCE TABLE

The bar charts and performance tables shown below provide some indication of the risks of investing in the funds and the variability of returns:
- by showing each fund's performance for each year over a ten year period, and
- by showing how each fund's average annual returns for 1, 5, and 10 years compare to those of both a broad-based securities market index, and an index of funds with similar investment objectives.

The returns shown are based on an investment in the funds prior to the creation of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. We created the multiple classes of shares on January 1, 1999. If multiple classes of shares of the funds had been in existence, the financial performance of Class A, B, and C shares would have been lower than depicted because of the imposition of distribution and/or service (12b-1) fees.

Past performance is not necessarily an indication of how the funds will perform in the future.

RISK/RETURN SUMMARY                                             SM&R GROWTH FUND
--------------------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          24.33%
1990          -2.94%
1991          36.98%
1992          -2.50%
1993           8.17%
1994           4.98%
1995          25.20%
1996          17.64%
1997          22.24%
1998          18.35%




During the ten year period shown in the bar chart, the Growth Fund's highest return for a quarter was 19.41% achieved December 31, 1998 and its lowest return for a quarter was a negative 13.16% for the quarter September 30, 1990.



  AVERAGE ANNUAL TOTAL RETURNS
    (FOR THE PERIODS ENDING
       DECEMBER 31, 1998)             PAST ONE YEAR          PAST 5 YEARS           PAST 10 YEARS
  GROWTH FUND                            11.53%                 16.10%                 13.90%
  S&P 500-REGISTERED TRADEMARK-*         28.61%                 24.05%                 19.19%
  LIPPER GROWTH FUND INDEX**             25.69%                 19.82%                 17.20%


* The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

RISK/RETURN SUMMARY                                      SM&R EQUITY INCOME FUND
--------------------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          28.12%
1990           0.75%
1991          29.06%
1992           3.31%
1993          10.63%
1994          -0.61%
1995          29.12%
1996          16.46%
1997          22.72%
1998          12.11%




During the ten year period shown in the bar chart, the Equity Income Fund's highest return for a quarter was 11.12% achieved December 31, 1991 and its lowest return for a quarter was a negative 7.61% for the quarter September 30, 1998.



     AVERAGE ANNUAL TOTAL RETURNS
       (FOR THE PERIODS ENDING
          DECEMBER 31, 1998)               PAST ONE YEAR        PAST 5 YEARS         PAST 10 YEARS
  EQUITY INCOME FUND                           5.65%               14.15%               13.95%
  S&P 500-REGISTERED TRADEMARK-*              28.61%               24.05%               19.19%
  LIPPER EQUITY INCOME FUND INDEX**           11.78%               16.62%               14.89%


* The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporations.

** The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

RISK/RETURN SUMMARY                                           SM&R BALANCED FUND
--------------------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          13.66%
1990           1.37%
1991          24.53%
1992           3.00%
1993           6.31%
1994           1.49%
1995          22.29%
1996          11.86%
1997          17.46%
1998          13.83%




During the ten year period shown in the bar chart, the Balanced Fund's highest return for a quarter was 10.18% achieved December 31, 1998 and its lowest return for a quarter was a negative 7.64% for the quarter September 30, 1990.



   AVERAGE ANNUAL TOTAL RETURNS
     (FOR THE PERIODS ENDING
        DECEMBER 31, 1998)             PAST ONE YEAR          PAST 5 YEARS         PAST 10 YEARS
  BALANCED FUND                            7.28%                 11.81%                10.64%
  LEHMAN BROTHERS INTERMEDIATE             8.44%                 6.60%                 8.52%
    GOVERNMENT/CORPORATE INDEX*
  LIPPER BALANCED FUND INDEX**             15.09%                13.88%                13.32%


* The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole.

** The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio typically ranges around 60%/40%.

RISK/RETURN SUMMARY
--------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

                                                  GROWTH, EQUITY INCOME, AND
                                                        BALANCED FUNDS
                                               ---------------------------------
                                               CLASS A      CLASS B      CLASS C
                                               -------      -------      -------
MAXIMUM SALES CHARGE (TOTAL)                    5.00%        5.00%        2.00%
  Maximum Sales Charge Imposed on Purchases
    (as a percentage of offering price)         5.00%(1)     None         1.00%
  Maximum Deferred Sales Charge (as a
    percentage of offering price)(2)            None(3)      5.00%(4)     1.00%(5)
  Maximum Sales Charge Imposed on Reinvested
    Dividends and other Distributions (as a
    percentage of offering price)               None         None         None
  EXCHANGE FEES                                 None         None         None

ANNUAL FUND OPERATING EXPENSES(6)
(expenses that are deducted from fund assets)


                                                          GROWTH FUND                     EQUITY INCOME FUND
                                               ---------------------------------   ---------------------------------
                                               CLASS A      CLASS B      CLASS C   CLASS A      CLASS B      CLASS C
                                               -------      -------      -------   -------      -------      -------
Management Fees                                 0.49%        0.49%        0.49%     0.67%        0.67%        0.67%
Distribution and/or Service (12b-1) Fees        0.25%        0.75%        1.00%     0.25%        0.75%        1.00%
Other Expenses(7)                               0.36%        0.36%        0.36%     0.34%        0.34%        0.34%
                                               -------      -------      -------   -------      -------      -------
Total Annual Fund Operating Expenses(8)         1.10%        1.60%        1.85%     1.26%        1.76%        2.01%



                                                         BALANCED FUND
                                               ---------------------------------
                                               CLASS A      CLASS B      CLASS C
                                               -------      -------      -------
Management Fees                                 0.75%        0.75%        0.75%
Distribution and/or Service (12b-1) Fees        0.25%        0.75%        1.00%
Other Expenses(7)                               0.62%        0.62%        0.62%
                                               -------      -------      -------
Total Annual Fund Operating Expenses(8)         1.62%        2.12%        2.37%


NOTES TO THE FEES AND EXPENSES

(1) You pay a sales charge of 5.00% on initial investments in Class A shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows:

  - 4.50% on initial investments of at least $50,000 but less than $100,000

RISK/RETURN SUMMARY
--------------------------------------------------------------------

  - 3.50% on initial investments of at least $100,000 but less than $250,000

  - 2.50% on initial investments of at least $250,000 but less than $500,000

  - 1.50% on initial investments of at least $500,000 but less than $1 million

  - zero on initial investments of $1 million or more

(2) You pay an $8.00 transaction fee for each expedited wire redemption.

(3) Purchases of $1 million or more of Class A shares may be made without an initial sales charge. Redemptions of such shares within the first thirteen months after purchase, however, will be subject to a contingent deferred sales charge of 1.00%.

(4) The maximum 5.00% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase. The charge declines to 4.00% during the second year, 3.00% during the third year, 2.00% during the fourth year, 1.00% during the fifth year, and zero during the sixth year and thereafter.

(5) A contingent deferred sales charge of 1.00% only applies to redemptions of Class C shares during the first thirteen months after purchase.


(6) The "Management Fee" and "Other Expenses" shown for the funds are for the year ended December 31, 1998.



(7) "Other Expenses" include the 0.25% Administrative Service Fee. Because Class A, B, and C shares were not available prior to the date of this Prospectus, "Other Expenses" for Class A, B, and C shares are based on the expenses and average net assets of the Growth, Equity Income, and Balanced Fund for the fiscal year ended December 31, 1998.



(8) The Fee Table does NOT reflect any fees waived or expenses assumed either contractually or voluntarily by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include the 12b-1 fee or class-specific expenses. During the fiscal year ended December 31, 1998, SM&R waived management fees of 0.12% for the Balanced Fund.

RISK/RETURN SUMMARY
--------------------------------------------------------------------

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in each fund and applicable class thereof for the time periods indicated, based on expenses BEFORE fee waivers and expense reimbursements. These examples also assume that your investment has a 5% return each year and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:


                                                  ONE YEAR       THREE YEARS    FIVE YEARS    TEN YEARS
                                                -------------  ---------------  -----------  -----------
Growth Fund
  Class A.....................................    $     617       $     832      $   1,076    $   1,773
  Class B.....................................    $     663       $     805      $     971    $   1,766
  Class C.....................................    $     386       $     676      $   1,091    $   2,247
Equity Income Fund
  Class A.....................................    $     622       $     880      $   1,157    $   1,946
  Class B.....................................    $     679       $     854      $   1,054    $   1,942
  Class C.....................................    $     402       $     724      $   1,172    $   2,414
Balanced Fund
  Class A.....................................    $     657       $     986      $   1,337    $   2,326
  Class B.....................................    $     715       $     964      $   1,239    $   2,325
  Class C.....................................    $     438       $     832      $   1,353    $   2,779


However, you would pay the following expenses, based on these assumptions, if you did NOT redeem your shares:


                                                  ONE YEAR       THREE YEARS    FIVE YEARS    TEN YEARS
                                                -------------  ---------------  -----------  -----------
Growth Fund
  Class A.....................................    $     617       $     832      $   1,076    $   1,773
  Class B.....................................    $     163       $     505      $     871    $   1,766
  Class C.....................................    $     286       $     676      $   1,091    $   2,247
Equity Income Fund
  Class A.....................................    $     622       $     880      $   1,157    $   1,946
  Class B.....................................    $     179       $     554      $     954    $   1,942
  Class C.....................................    $     302       $     724      $   1,172    $   2,414
Balanced Fund
  Class A.....................................    $     657       $     986      $   1,337    $   2,326
  Class B.....................................    $     215       $     664      $   1,139    $   2,325
  Class C.....................................    $     338       $     832      $   1,353    $   2,779

SHARES OF THE FUNDS
--------------------------------------------------------------------------------

The funds ("we") offer three classes of shares through this Prospectus, called Class A, Class B, and Class C. Each class has its own cost structure, allowing you to choose the class that best suits your circumstances and preferences. Your representative can help you decide.

The funds offer other classes through separate prospectuses. The other classes can only be bought by specified types of investors or through certain distribution channels. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

You may select from among the following three classes of shares:

                                    CLASS A
                                (FRONT-END LOAD)

- Front-end sales charges, as described below. There are several ways to reduce these charges, also described below.

- Lower annual expenses than Class B or Class C shares.

                                     CLASS B
                                 (BACK-END LOAD)

- No front-end sales charge; all your money goes to work for you right away.

- Higher annual expenses than Class A shares.

- A deferred sales charge on shares you sell within five years of purchase, as described below.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

                                     CLASS C
                                  (LEVEL LOAD)

- Lower front-end sales charge than Class A shares, as described below.

- Higher annual expenses than Class A and Class B shares.

- A deferred sales charge on shares you sell within thirteen months of purchase, as described below.

FOR EXPENSES OF CLASS A, B, AND C SHARES, SEE THE FEES AND EXPENSES OF THE FUNDS EARLIER IN THIS PROSPECTUS.

SALES CHARGES
--------------------------------------------------------------------------------

CLASS A SALES CHARGES

The offering price of Class A shares is the net asset value plus a "front-end" sales charge. The sales charge is a percentage of the offering price, as shown in the following table:

                                                                                SALES CHARGE AS A %
                                                         SALES CHARGE AS A %       OF NET AMOUNT
AMOUNT OF INVESTMENT                                      OF OFFERING PRICE           INVESTED
-------------------------------------------------------  --------------------   --------------------
Less than $50,000                                                  5.00%                 5.3%
$50,000 but less than $100,000                                      4.5%                 4.7%
$100,000 but less than $250,000                                     3.5%                 3.6%
$250,000 but less than $500,000                                     2.5%                 2.6%
$500,000 but less than $1,000,000                                   1.5%                 1.5%
$1,000,000 and over                                           See below                 None

INVESTMENTS OF $1 MILLION OR MORE. If you invest $1 million or more in Class A shares, you do not pay any "front-end" sales charge. However, you will pay a contingent deferred sales charge (CDSC) of 1.00% of the offering price if you redeem those shares within 13 months after you bought them. The CDSC will be calculated in the same manner as for Class B shares, as described below.

CLASS B SALES CHARGES

Class B shares are sold at net asset value, without any initial sales charge. However, there is a CDSC on shares you sell within five years of buying them. The CDSC shown in the following table is a percentage of the offering price:

                                                          CONTINGENT DEFERRED SALES
                                                                   CHARGE
                YEARS SINCE PURCHASE                     (AS A % OF OFFERING PRICE)
-----------------------------------------------------  -------------------------------
                       Year 1                                         5.00%
                       Year 2                                         4.00%
                       Year 3                                         3.00%
                       Year 4                                         2.00%
                       Year 5                                         1.00%
                       Year 6+                                      None

If the net asset value of shares being redeemed has increased since you bought them, we do not impose any CDSC on such increase in net asset value. We do not impose any CDSC on shares you buy with reinvested dividends or capital gain distributions. We will minimize any applicable CDSC by assuming that an investor
(i) first redeems Class B shares bought through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

CLASS C SALES CHARGES

Class C shares are sold at the net asset value plus a "front-end" sales charge of 1.00% of the offering price. A contingent deferred sales charge of 1.00% also applies on redemptions of Class C shares during the first thirteen months after purchase.

SALES CHARGE REDUCTIONS AND WAIVERS
--------------------------------------------------------------------------------

REDUCING YOUR CLASS A SALES CHARGE

DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on Class A shares, you may combine concurrent purchases of Class A shares of funds managed by Securities Management and Research, Inc. ("SM&R") on which you paid a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

       (1) Any individual;

       (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;

       (3) A trustee or fiduciary of a single trust estate or single fiduciary account;

       (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under
           Section 401 of the Internal Revenue Code; and

       (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

       Purchases in connection with employee benefit plans not qualified under
       Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class A or Class T shares of a fund managed by SM&R, on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"--I.E., combined together with the dollar amount being invested-- to achieve quantities eligible for discount.

LETTER OF INTENT. You may qualify for a reduced sales charge on purchases of Class A shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class A shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of the Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A

    Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the funds to sell the full amount of shares specified.

WAIVER OF SALES CHARGES. Class A shares may be sold without a front-end sales charge (at net asset value) to:

       a. persons appointed as insurance agents by: (1) American National Insurance Company ("American National"), (2) American National subsidiaries, and (3) any insurance company for which any of American National's present directors serve as a director (and the spouses of such persons).

       b. any child, step-child, grand child, parent, grandparent, brother or sister of any person named in (a) above and their spouses;

       c. any trust, pension, profit-sharing plan, IRA, or other benefit plan for any persons mentioned in (a) or (b) above;

       d.  custodial accounts for minor children of such persons mentioned in
           (a) pursuant to the Uniform Gift to Minors or Uniform Transfers to Minors Acts;

       e. persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the Money Market and Primary Funds);

       f. policyholders of American National subsidiaries that have entered into a net asset value agreement with SM&R;

       g. persons purchasing shares for a federal or state sponsored post-secondary education funding program;

       h. any non-profit business, trade, professional, charitable, civic or similar associations and clubs with an active membership of at least 100 persons;

       i. registered representatives and employees of dealers who have entered into mutual fund sales or distribution agreements with SM&R and members of the immediate family (including spouse, children, parents and parents of spouse) provided that purchases at net asset value are permitted by the policies of the dealer; and

       j. any other persons that have been determined by the Board of Directors (or by the distributor based on guidelines established by the Board) to have acquired shares under circumstances not involving any sales expense to the Funds.

       YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING SM&R THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

       The funds may terminate or change the terms of any waiver of sales charges at any time.

THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM. The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education by reducing the standard sales charge breakpoints. Breakpoints for the Program differ from standard breakpoints in two respects: (1) investments in Class A shares of less than $100,000 are subject to a lower initial sales charge, and

    (2) investments in Class A shares above $500,000 are not subject to an initial sales charge. The following breakpoints apply to purchases of Class A shares made by individuals investing in the funds through the use of The Education Funding Investment Account Program, as well as the Education IRA:

                                               SALES CHARGE AS A % OF   SALES CHARGE AS A % OF
AMOUNT OF INVESTMENT                               OFFERING PRICE        NET AMOUNT INVESTED
---------------------------------------------  ----------------------   ----------------------
Less than $100,000                                      4.5%                     4.7%
$100,000 but less than $250,000                         3.5%                     3.6%
$250,000 but less than $500,000                         2.5%                     2.6%
$500,000 and over                                    See below                   None

INVESTMENTS OF $500,000 OR MORE. If you invest $500,000 or more in Class A shares, you do not pay any "front-end" sales charge. However, you will pay a CDSC of 1.00% of the offering price if you redeem those shares within 13 months after you bought them. The CDSC will be calculated in the same manner as for Class B shares, as described above.

TO PARTICIPATE IN THIS SPECIAL PLAN, INVESTORS MUST COMPLETE THE SPECIAL EDUCATION FUNDING INVESTMENT ACCOUNT APPLICATION DESIGNED SPECIFICALLY FOR THE PROGRAM OR AN EDUCATION IRA APPLICATION.

CLASS B WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

The CDSC will be waived on the following redemptions of Class B shares:

       (1) 12% FREE AMOUNT. We waive the CDSC on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan. (Remember that the CDSC does not apply to appreciation and reinvested dividends. Redemptions from appreciation and reinvested dividends, which occur first, do not count toward the 12% free amount.)

       (2) DEATH OR DISABILITY. We waive the CDSC on redemptions of Class B shares following the shareholder's death or disability, so long as:
           (a) the disablity began after the shares were purchased;
           (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or disability;
           (c) the redemptions are made within one year following death or initial determination of disability; and
           (d) the shares were held at the time of death or initial determination of disability.

       For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

       (3) MINIMUM REQUIRED DISTRIBUTIONS. We waive the CDSC on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualifed under Code 457 and plans qualified under

           Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:
           (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participant's or beneficiary's account value;
           (b) tax-free rollovers or transfers of assets to another IRA, Section 403(b) plan, Section 457 plan or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;
           (c) tax-free returns of excess contributions or returns of excess deferral amounts; and
           (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

       (4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the funds of small accounts (accounts with a value less than $500).

       (5) SM&R INVESTMENTS. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEE

       Classes A, B, and C pay SM&R, the principal underwriter, a distribution and/or shareholder servicing (12b-1) fee. BECAUSE DISTRIBUTION AND/OR SHAREHOLDER SERVICING (12b-1) FEES ARE PAID OUT OF FUND ASSETS ON AN ONGOING BASIS, THE FEES MAY, OVER TIME, INCREASE THE COST OF AN INVESTMENT IN A FUND AND COST INVESTORS MORE THAN OTHER TYPES OF SALES LOADS.

       These fees are computed as an annual percentage of the average daily net assets of each class of shares of a fund, as follows:

                                                                DISTRIBUTION  SERVICE   TOTAL 12b-1
                            CLASS                                   FEE         FEE         FEE
--------------------------------------------------------------  -----------  ---------  -----------
Class A Shares (FRONT-END LOAD)...............................       0.25%      -0-          0.25%
Class B Shares (BACK-END LOAD (CDSC)).........................       0.50%       0.25%       0.75%
Class C Shares (LEVEL LOAD)...................................       0.75%       0.25%       1.00%

       The distribution fee is for services that are primarily intended to result in or are primarily attributable to the distribution of the Class A, B, and C shares. The service fee is for providing ongoing servicing to shareholders of the Class B and C shares. These fees compensate SM&R, or enable SM&R to compensate other persons (including distributors of the shares), for providing such services.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Because of the market risks inherent in any investment, the funds may not achieve their investment objectives. In addition, effective management of each fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

SM&R GROWTH FUND, INC.
(FORMERLY NAMED AMERICAN NATIONAL GROWTH FUND, INC.)

       The Growth Fund considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Fund adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Fund invests at least 85% of its total assets in common stocks.

       The Growth Fund invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. Management places an emphasis on companies with growth potential. The Growth Fund does not employ exotic investment strategies, such as using options and futures.

       We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. The Growth Fund limits cash to 15% of its assets unless circumstances dictate otherwise.


       Because of the Growth Fund's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Fund's portfolio while other sectors of the market will have lower representation. For example, the Growth Fund generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, we may also overweight other sectors of the market providing above average growth prospects, like healthcare and consumer staples.

    Conversely, the Growth Fund generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

    The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

    The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements.

SM&R EQUITY INCOME FUND, INC.
(FORMERLY NAMED AMERICAN NATIONAL INCOME FUND, INC.)

    The Equity Income Fund considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. We adjust this composition of portfolio investments from time to time to best accomplish the Equity Income Fund's investment objectives under current conditions.

    In pursuit of its objectives, the Equity Income Fund will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Fund will invest at least 75% of its assets in equity securities rather than debt securities.

    We view common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

    We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the fund unless circumstances dictate otherwise.

    Certain sectors of the market will have greater weight in the Equity Income Fund's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Fund generally overweights the finance sector in its portfolio relative to that sector's market weight (which is approximately 16% of the Standard & Poor's 500 Index). This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, we may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

    Conversely, the Equity Income Fund generally underrepresents certain sectors of the market tending to have below average dividend yields, like technology, consumer staples, and healthcare. As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

    Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

SM&R BALANCED FUND, INC.
(FORMERLY NAMED TRIFLEX FUND, INC.)

    The Balanced Fund uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of high-grade bonds, bonds convertible into the common stock of the issuing corporations, and money market instruments. We change the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

    The Balanced Fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.


    We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.



    The Balanced Fund will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Fund's objectives.


    The Balanced Fund will invest in fixed-income securities and equity securities as described above. However, the Balanced Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Fund's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.


    SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity to debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Fund determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.

RISK FACTORS
--------------------------------------------------------------------------------

The following discussion relates to all three funds. The risk/return summary located at the beginning of this prospectus identifies some specific risks applicable to each individual fund.

GENERAL. There is no assurance that a fund will achieve its goals. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a fund.

    The risk inherent in investing in any fund is a risk common to any security. That is, the value of a fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that fund. Each fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

    Any of the funds could lose money if the stock markets in general go down or if the particular stocks purchased by a fund go down in value. In addition, the funds could lose money if prevailing interest rates increase or if the debt securities purchased by a fund are downgraded or defaulted upon.

STOCK INVESTMENT RISKS. Because each fund invests a substantial portion of its assets in stocks, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of each fund's portfolio securities change. Stock prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect that company's stock price (for example, poor earnings, loss of major customers, or major litigation). The funds cannot always predict the factors that will affect a stock's price. The funds, however, do attempt to limit market risk by diversifying their investments. The funds diversify their investments by generally investing only a small percentage of their assets in any one company and by not holding a substantial amount of the stock of any one company.

    For the Growth Fund and the Equity Income Fund, the portfolio managers decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessment of the future growth or income prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (I.E., do not grow in value or produce dividend income as expected), that fund could underperform its peers or lose money.

    The Growth Fund is generally considered more aggressive than the Equity Income and Balanced Funds because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. Investors in the Growth Fund should expect greater fluctuations in share price, yield, and total return than with less aggressive funds.

DEBT SECURITIES RISKS. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.

    The funds could lose money if any bonds they own are downgraded in credit rating or go into default. In general, lower-rated bonds, such as junk bonds, have higher credit risks. The Growth Fund is the only fund permitted to invest in junk bonds. Junk bonds have additional risks, including limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the actual price at which it can be sold. Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

SMALLER COMPANY RISKS. Smaller companies in which each of the funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds' management.

YEAR 2000 RISKS. Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds and their shareholders.

PURCHASES AND REDEMPTIONS
--------------------------------------------------------------------------------
PURCHASING SHARES

You may purchase shares of a fund from registered representatives of SM&R, from authorized broker-dealers, or directly from SM&R. Such purchases will be at the offering price for such shares determined as and when provided below (See "Pricing of Fund Shares"). You should carefully review all account statements and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:

    Securities Management and Research, Inc.
    P.O. Box 58969
    Houston, Texas 77258-8969

Investors whose shares are held in the name of a broker-dealer or other party are not shareholders of record and, therefore, may not be able to utilize services available only to shareholders of record.

Certificates are not issued for shares of the funds. SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued.

OPENING AN ACCOUNT: To purchase shares, you must submit a completed account application which includes the purchaser suitability form. If you would like to take advantage of the electronic services available, please complete the applicable Special Investor Services section of the account application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request special forms when establishing retirement plans.

MINIMUM PURCHASE REQUIREMENT: The minimum initial investment requirement for each fund is $100. The minimum amount of any subsequent purchase is $20 for each fund. We waive these initial investment minimums when purchases are part of certain systematic investment programs (See "Special Purchase Plans and Services" for additional information on reduction of the minimums). We reserve the right to reject any purchase.

PURCHASES BY MAIL: Make your check(s) payable to SM&R and send the check(s) to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA rollover checks that are properly endorsed. If you make subsequent investments by mail, you must indicate your name, account number, and the name of the class and the fund being purchased. You may use the remittance slip attached to the confirmation statement.

PURCHASES BY WIRE: TO ENSURE PROPER CREDITING OF A WIRE INVESTMENT, YOU MUST HAVE AN EXECUTED ACCOUNT APPLICATION AND PURCHASER SUITABILITY FORM ON FILE WITH THE TRANSFER AGENT. You may then wire your investment to The Moody National Bank of Galveston ("Moody National Bank") by providing the following instructions to your bank:

       The Moody National Bank of Galveston ABA #113100091
       Securities Management and Research, Inc. #035 868 9
       Name of Class and Fund (E.G., Class A of the Growth Fund)
       Fund Account Number (number appears on your confirmation statement) Your Name (E.G., Mary Smith)

PURCHASES BY EXCHANGE: Call Investor Services if you have established telephone exchange privileges on your account. See "Special Purchase Plans and
    Services--Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "Special Purchase Plans and Services."

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). We determine each fund's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a fund's net asset value plus the sales charge, if any, computed at the rate set forth in the applicable tables for the classes. (See "Shares of the Funds--Sales Charges.") Although the legal rights of the Class A, B, and C shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of the Class B and C shares generally will be lower than the Class A shares as a result of respective service and distribution (12b-1) fees charged.

EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED). We calculate net asset value once each day at the close of regular trading on the
    Exchange (currently 3:00 p.m. Central Time). In the event the Exchange closes early on a particular day we will determine the net asset value of each fund as of the close of the Exchange that day. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. On any day the Exchange is open for regular trading, we will execute purchases and redemptions at the next applicable price determined THAT DAY if:


     - SM&R receives your order in proper form prior to the close of regular trading on the Exchange;



     - a securities dealer having a dealer contract with SM&R receives and reports your order to SM&R prior to the close of regular trading on the Exchange on the same day; or


     - for purchases, Moody National Bank receives your purchase payment by bank wire and reports it to SM&R prior to the close of the Exchange.

    If we receive your order after the close of the Exchange or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next business day. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SPECIAL PURCHASE PLANS AND SERVICES

In addition to the special plans described above that permit you to reduce the initial sales charge assessed on Class A shares or the CDSC on Class B shares, the funds offers other services and plans designed to facilitate investments. At this time, there is no charge to you for these services. The funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your registered representative, broker-dealer or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan, or credit union account. PASSBOOK SAVINGS ACCOUNTS ARE NOT ELIGIBLE FOR THE ELECTRONIC TRANSFER OPTION. ADDITIONALLY, YOUR BANK MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s).

GROUP SYSTEMATIC INVESTMENT PLAN. SM&R can establish a Group Systematic Investment Plan with an employer having 5 or more participants under a single payroll deduction arrangement. The employees may initially invest a minimum of $100 ($20 per individual) in the funds followed by additional payments of at least $20 for each individual investing under a single payroll deduction plan. Any such plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days written notice. Contact SM&R for further information regarding these plans.

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. You can take advantage of this service by completing the appropriate Special Investor Services sections of the account application when opening your account. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file, and have received written verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s). We permit transfers by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. Contact your registered representative for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE TO RETIREMENT PLANS.

    The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

         (i) the name of the fund or funds;
         (ii) all digits of the account number;
        (iii) the exact name and address used in the registration(s); and
        (iv) the Social Security or Employer Identification Number listed on the account(s).

    Additionally, we record all telephone transactions for your protection.

    Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).

    During times of economic turmoil or market volatility or during periods of severe weather or a natural disaster, it may be difficult to contact SM&R by telephone to institute a redemption or exchange.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer.

EXCHANGE PRIVILEGE. As an investor in a fund, you may be permitted to exchange shares that you own in a fund with shares of some of the other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

    WE MAY TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE OFFER AT ANY TIME.

    You may exchange Class A, B, or C shares of a fund, without an exchange fee or sales charge, for shares of the corresponding class of another fund managed by SM&R. You also may exchange your Class A or B shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, subject to two conditions:

     - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A and Class C shares and 5 years in the case of Class B shares), and

     - you meet any minimum investment requirement for the shares you wish to acquire.

    You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

    We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, assume you purchase Class A shares of the Growth Fund. You then exchange your Class A shares for shares of the SM&R Investments, Inc. Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class A shares of the Equity Income Fund. We would not impose any sales charge upon the re-exchange into Class A shares because you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investment TWICE.

    Shares of any fund managed by SM&R held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

    You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

       (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

       (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

       (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

       (d) the minimum dollar amount of a telephone exchange is $500;

       (e) SM&R must have received full payment for the shares being exchanged;

       (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

       (g) any shares that you wish to exchange must have been held for at least ten (10) business days; and

       (h) you have received a prospectus for the shares you receive in the exchange.

    The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

AUTOMATIC CONVERSIONS. Class B shares convert automatically to the appropriate number of Class A shares of equal dollar value after the investor has owned the
    Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also convert to Class A shares on a pro-rata basis. The conversion benefits shareholders because Class A shares are subject to a lower ongoing 12b-1 fee. If an investor exchanges Class B shares of a fund for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

EXCESSIVE TRADING. Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the funds and raise the funds' expenses. We currently define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

    For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions between the participating funds.

    There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.

RETIREMENT PLANS

The following retirement plans may invest in shares of the funds:

     - Individual Retirement Accounts (IRAs), which include traditional IRAs, Roth IRAs, Education IRAs, and SIMPLE IRAs,

     - Simplified Employee Pension Plans (SEPs),

     - 403(b) Custodial Accounts (TSAs), and

     - corporate retirement plans.

These plans allow you to shelter investment income from federal income tax while saving for retirement. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative or calling SM&R. A regular fund application should be used when establishing a corporate retirement plan. In connection with retirement plans, the minimum initial purchase for each fund is $100. SM&R acts as trustee or custodian for IRAs, SEPs, and TSAs for the funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has an IRA, SEP, or TSA in the funds and will be automatically deducted from each account. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS. The Equity Income and Balanced Funds will pay dividends from investment income, if any, quarterly, generally during the months of March,
    June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any.

    Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by an investor represents, in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the fund making such distribution unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the funds. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

    Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

TAXABILITY OF DIVIDENDS. Dividends you receive from the funds, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

BACKUP WITHHOLDING. Backup withholding of federal income tax may be applied at the rate of 31% from taxable dividends, distributions, and redemption proceeds
    (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

REDEEMING SHARES

You can redeem fund shares at the net asset value, plus any applicable CDSC, determined on the date the request is received by SM&R in proper form. A redemption request must be addressed to Securities Management and Research, Inc., P.O. Box 58969, Houston, Texas 77258-8969.

If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in proper form. We currently charge a fee in the amount of $8.00 for redemptions by wire under $5,000.

If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the account application and requested this option. Telephone privileges are not available to shareholders automatically. This redemption feature can only be used if:

       (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the account application;

       (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 business days;

       (c) the proceeds of the redemption are $500 or more and do not exceed $25,000; and

       (d) the security procedures discussed under "Special Purchase Plans And Services-- Exchange Privilege" have been met.

    These instructions may be changed only in writing, accompanied by a signature guarantee and additional documentation may be required for corporations.

FAX REDEMPTIONS. You may request redemptions by fax as long as they meet the requirements stated (a)-(c) under Telephone Redemptions above.

SYSTEMATIC WITHDRAWAL PLAN. Each fund has a Systematic Withdrawal Plan ("Withdrawal Account"), which permits shareholders having an account value of
    $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the account application and returning it to SM&R. See "Special Purchase Plans and Services--Electronic Transfers" for additional information. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the funds because of the sales charge or CDSC (as applicable) involved in additional purchases. See "Class B Waivers of Contingent Deferred Sales Charges" for a discussion of the CDSC waivers available. You should carefully consider such purchases and contact your financial adviser regarding their advisability. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption of Class A shares of a fund, a shareholder may reinvest all or part of the proceeds in
    Class A shares of that same fund at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask the transfer agent for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation.

    For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact a registered representative or SM&R.

"PROPER FORM" means the request for redemption must include:

       (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the fund shares are registered. It is suggested that certificates be returned by certified mail for your protection;

       (2) any required signature guarantees (see "Signature Guarantees" below); and

       (3) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans, and other organizations.

    Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to SM&R in proper form for processing.

SIGNATURE GUARANTEES. A signature guarantee verifies the authenticity of your signature. Signature guarantees are required when:

       (1) the proceeds of the redemption exceed $25,000;

       (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account;

       (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; or

       (4) the fund or its transfer agent believes a signature guarantee would protect against potential claims based on the transfer instructions, including, when the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the fund or transfer agent.

    You should be able to obtain an acceptable signature guarantee from a bank, broker, dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, or registered securities association. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares in any account established under the Texas Optional Retirement Program unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:

       (1) death of the employee;

       (2) termination of service with the employer; or

       (3) retirement of employee.

REDEMPTION OF SMALL ACCOUNTS. The funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500. You will be notified that the value of your account is less than the required minimum and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE FUNDS. The funds, acting directly or through SM&R, reserve the right:

     - to waive or lower investment minimums;

     - to accept initial purchases by telephone from a registered representative;

     - to refuse any purchase order;

     - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

     - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur or has occurred;

     - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;

     - to otherwise modify the conditions of purchase and any services at any time;

     - to refuse to act on instructions not believed to be genuine; or

     - to eliminate duplicate mailings of fund material to shareholders who reside at the same address.

THE FUNDS AND MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the fund's investment adviser, the management of the fund's day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. While the use of this combined Prospectus subjects each fund to possible liability as the result of statements or omissions regarding another fund, the Board of Directors of each fund considers the benefits to the respective fund of using a combined Prospectus to outweigh the risk.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment funds.

ADVISORY AGREEMENTS

GROWTH FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Growth Fund at the annual rate as follows:

                       ON THE PORTION OF THE FUND'S                             BASIC ADVISORY
                         AVERAGE DAILY NET ASSETS                               FEE ANNUAL RATE
--------------------------------------------------------------------------  -----------------------
Not exceeding $100,000,000                                                            0.750%
Exceeding $100,000,000 but not exceeding $200,000,000                                 0.625%
Exceeding $200,000,000 but not exceeding $300,000,000                                 0.500%
Exceeding $300,000,000                                                                0.400%

We adjust the basic advisory fee rate by comparing the fund's investment performance during the previous thirty-six (36) months with the investment performance of the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. over the same period. Specifically, we adjust the basic advisory fee each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

     PERFORMANCE          PERFORMANCE
     COMPARED TO          ADJUSTMENT
     LIPPER INDEX           AMOUNT
----------------------  ---------------
 0.10% to 0.99% above         +0.02%
 1.00% to 1.99% above         +0.04%
 2.00% to 2.99% above         +0.06%
 3.00% to 3.99% above         +0.08%
 4.00% to 4.99% above         +0.10%
 5.00% to 5.99% above         +0.12%
 6.00% to 6.99% above         +0.14%
 7.00% to 7.99% above         +0.16%
 8.00% to 8.99% above         +0.18%
   9.00% and above            +0.20%
 0.10% to 0.99% below         -0.02%
 1.00% to 1.99% below         -0.04%
 2.00% to 2.99% below         -0.06%
 3.00% to 3.99% below         -0.08%
 4.00% to 4.99% below         -0.10%
 5.00% to 5.99% below         -0.12%
 6.00% to 6.99% below         -0.14%
 7.00% to 7.99% below         -0.16%
 8.00% to 8.99% below         -0.18%
   9.00% and below            -0.20%

See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings.

EQUITY INCOME AND BALANCED FUNDS. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Equity Income and Balanced Funds at the annual rate as follows:

                       ON THE PORTION OF THE FUND'S                             BASIC ADVISORY
                         AVERAGE DAILY NET ASSETS                               FEE ANNUAL RATE
--------------------------------------------------------------------------  -----------------------
Not exceeding $100,000,000                                                            0.750%
Exceeding $100,000,000 but not exceeding $200,000,000                                 0.625%
Exceeding $200,000,000 but not exceeding $300,000,000                                 0.500%
Exceeding $300,000,000                                                                0.400%


SM&R received total advisory fees from the Growth, Equity Income, and Balanced Funds for the fiscal year ended December 31, 1998 of 0.49%, 0.67%, and 0.75%, respectively, of each fund's average daily net assets. Each fund's advisory fees may be higher than the fees paid by other mutual funds, but each fund believes its fees are comparable to those paid by funds with the same or similar investment objective.

ADMINISTRATIVE SERVICES

Pursuant to an Administrative Service Agreement with each fund, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the funds. Under these agreements, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:

                    ON THE PORTION OF THE FUND'S                       ADMINISTRATIVE SERVICE FEE
                      AVERAGE DAILY NET ASSETS                                 ANNUAL RATE
--------------------------------------------------------------------  -----------------------------
Not exceeding $100,000,000                                                          0.25%
Exceeding $100,000,000 but not exceeding $200,000,000                               0.20%
Exceeding $200,000,000 but not exceeding $300,000,000                               0.15%
Exceeding $300,000,000                                                              0.10%

In these agreements, SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.


SM&R received total administrative service fees of 0.23% for the Growth Fund; 0.22% for the Equity Income Fund; and 0.25% for the Balanced Fund for the fiscal year ended December 31, 1998 of each fund's average daily net assets.


PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the funds. While the following individual is primarily responsible for the day-to-day portfolio management of the funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND, AND PORTFOLIO MANAGER OF THE EQUITY INCOME FUND AND BALANCED FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

FINANCIAL HIGHLIGHTS                                                 GROWTH FUND
--------------------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Growth Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors.



                                                         YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------
                                              1998         1997      1996      1995      1994
                                          ------------   --------  --------  --------  --------
Net Asset Value, Beginning of Year          $     5.24   $   4.95  $   4.39  $   3.83  $   4.15
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.04       0.06      0.05      0.08      0.06
  Net Realized and Unrealized Gain
    (Loss) on Securities                          0.85       1.03      0.73      0.88      0.15
                                          ------------   --------  --------  --------  --------
TOTAL FROM INVESTMENT OPERATIONS                  0.89       1.09      0.78      0.96      0.21
                                          ------------   --------  --------  --------  --------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income           (0.04)     (0.06)    (0.05)    (0.08)    (0.06)
  Distributions from Capital Gains               (0.40)     (0.74)    (0.17)    (0.32)    (0.47)
                                          ------------   --------  --------  --------  --------
TOTAL DISTRIBUTIONS                              (0.44)     (0.80)    (0.22)    (0.40)    (0.53)
                                          ------------   --------  --------  --------  --------
Net Asset Value, End of Year                $     5.69   $   5.24  $   4.95  $   4.39  $   3.83
                                          ------------   --------  --------  --------  --------
                                          ------------   --------  --------  --------  --------
TOTAL RETURN                                    18.35%     22.24%    17.64%    25.20%     4.98%
                                          ------------   --------  --------  --------  --------
                                          ------------   --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)     $  203,109   $178,344  $152,758  $134,821  $113,250
Ratio of Expenses to Average Net Assets          0.85%      0.96%     1.15%     0.98%     0.97%
Ratio of Net Income to Average Net
  Assets                                         0.69%      1.03%     1.02%     1.67%     1.46%
Portfolio Turnover Rate                         27.31%     46.79%    18.72%    37.00%    46.26%

FINANCIAL HIGHLIGHTS                                          EQUITY INCOME FUND
--------------------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Equity Income Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Equity Income Fund's former independent auditors.



                                                      YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------
                                            1998      1997      1996      1995      1994
                                          --------  --------  --------  --------  --------
Net Asset Value, Beginning of Year        $  26.99  $  25.05  $  22.59  $  18.90  $  21.66
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                       0.62      0.63      0.58      0.62      0.62
  Net Realized and Unrealized Gain
    (Loss) on Securities                      2.50      4.96      3.10      4.82     (0.75)
                                          --------  --------  --------  --------  --------
TOTAL FROM INVESTMENT OPERATIONS              3.12      5.59      3.68      5.44     (0.13)
                                          --------  --------  --------  --------  --------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income       (0.62)    (0.64)    (0.58)    (0.63)    (0.61)
  Distributions from Capital Gains           (0.47)    (3.01)    (0.64)    (1.12)    (2.02)
                                          --------  --------  --------  --------  --------
TOTAL DISTRIBUTIONS                          (2.09)    (3.65)    (1.22)    (1.75)    (2.63)
                                          --------  --------  --------  --------  --------
Net Asset Value, End of Year              $  28.02  $  26.99  $  25.05  $  22.59  $  18.90
                                          --------  --------  --------  --------  --------
                                          --------  --------  --------  --------  --------
TOTAL RETURN                                12.11%    22.72%    16.46%    29.12%   (0.61)%
                                          --------  --------  --------  --------  --------
                                          --------  --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)   $218,980  $198,687  $165,786  $141,058  $114,231
Ratio of Expenses to Average Net Assets      1.01%     1.05%     1.10%     1.12%     1.12%
Ratio of Net Income to Average Net
  Assets                                     2.22%     2.28%     2.42%     2.89%     2.86%
Portfolio Turnover Rate                     19.29%    39.14%    27.07%    44.00%    52.46%

FINANCIAL HIGHLIGHTS                                               BALANCED FUND
--------------------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single Balanced Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Balanced Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Balanced Fund's former independent auditors.



                                                                                      YEAR ENDED DECEMBER 31,
                                                                       -----------------------------------------------------
                                                                         1998       1997       1996       1995       1994
                                                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                                     $   18.32  $   17.90  $   16.85  $   14.32  $   15.35
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                     0.48       0.57       0.49       0.49       0.45
  Net Realized and Unrealized Gain (Loss) on Securities                     1.96       2.50       1.48       2.67      (0.22)
                                                                       ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                                            2.44       3.07       1.97       3.16       0.23
                                                                       ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income                                     (0.47)     (0.59)     (0.49)     (0.49)     (0.45)
  Distributions from Capital Gains                                         (0.66)     (2.06)     (0.43)     (0.14)     (0.81)
                                                                       ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                                                        (1.13)     (2.65)     (0.92)     (0.63)     (1.26)
                                                                       ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                                           $   19.63  $   18.32  $   17.90  $   16.85  $   14.32
                                                                       ---------  ---------  ---------  ---------  ---------
                                                                       ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                                              13.83%     17.46%     11.86%     22.29%      1.49%
                                                                       ---------  ---------  ---------  ---------  ---------
                                                                       ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)                                $  29,367  $  25,838  $  23,188  $  21,757  $  19,023
Ratio of Expenses to Average Net Assets(1)                                 1.25%      1.26%      1.21%      1.26%      1.25%
Ratio of Net Income to Average Net Assets                                  2.55%      3.02%      2.83%      2.99%      2.91%
Portfolio Turnover Rate                                                   16.01%     27.52%     23.78%     16.39%     46.95%



(1) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.37%, 1.36%, 1.34%, 1.46% and 1.45% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

--------------------------------------------------------------------------------

APPENDIX A

(Description of Ratings Used in Prospectus)
--------------------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelmingly as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as predominantly speculative with
B respect to the issuer's capacity to pay preferred stock obligations. "BB" indicates the lowest degree of speculation
CCC and "CCC"' the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

FOR MORE INFORMATION ABOUT THE FUNDS
--------------------------------------------------------------------------------

The following documents contain more information about the       SM&R GROWTH FUND, INC.
funds and are available free upon request:                       SM&R EQUITY INCOME FUND,
STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains      INC.
additional information about all aspects of the funds. A         SM&R BALANCED FUND, INC.
current SAI has been filed with the Securities and Exchange
Commission and is incorporated herein by reference.
ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and
semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year
ended December 31, 1998 will contain a discussion of the
market conditions and investment strategies that
significantly affected each fund's performance during the
last fiscal year.

REQUESTING DOCUMENTS. You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

       SECURITIES MANAGEMENT AND RESEARCH, INC.
       P.O. BOX 58969
       HOUSTON, TEXAS 77258-8969
       TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
                 1-281-334-2469 (COLLECT)

PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                             File Nos. 811-00623
                                                                       811-01916
                                                                       811-02818

SM&R
LOGO

P R O S P E C T U S


MAY 1, 1999


  -  SM&R GROWTH FUND, INC.
  -  SM&R EQUITY INCOME FUND, INC.
  -  SM&R BALANCED FUND, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                   CLASS Y (INSTITUTIONAL SALES)

TABLE OF CONTENTS
-------------------------------------------------------------------


RISK/RETURN SUMMARY..........................................          1
  SM&R Growth Fund...........................................          1
  SM&R Equity Income Fund....................................          3
  SM&R Balanced Fund.........................................          5
  Types of Investment Risk...................................          7
  Bar Chart and Performance Table............................          8
  Fees and Expenses of the Funds.............................         12
SHARES OF THE FUNDS..........................................         14
INVESTMENT OBJECTIVES AND POLICIES...........................         16
  Growth Fund................................................         16
  Equity Income Fund.........................................         18
  Balanced Fund..............................................         19
RISK FACTORS.................................................         21
PURCHASES AND REDEMPTIONS....................................         24
  Purchasing Shares..........................................         24
  Pricing of Fund Shares.....................................         26
  Special Purchase Plans and Services........................         27
  Retirement Plans...........................................         31
  Dividends, Distributions, and Taxes........................         31
  Redeeming Shares...........................................         33
THE FUNDS AND MANAGEMENT.....................................         37
FINANCIAL HIGHLIGHTS.........................................         41
  Growth Fund................................................         41
  Equity Income Fund.........................................         42
  Balanced Fund..............................................         43
APPENDIX.....................................................        A-1

RISK/RETURN SUMMARY                                       SM&R GROWTH FUND, INC.
-------------------------------------------------------------------

GROWTH FUND'S INVESTMENT OBJECTIVE
                   The Growth Fund seeks long-term capital
                   growth by investing primarily in common stocks that provide an opportunity for capital appreciation over time. Growth Fund's principal investment strategies

GROWTH FUND'S PRINCIPAL INVESTMENT STRATEGY

                   The Growth Fund normally invests at least 85% of its total assets in common stocks. In selecting stocks, this fund:
                   - chooses the stocks of financially sound companies that have a proven ability to make and sustain a profit over time, and
                   - places an emphasis on companies with growth potential.


                   The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."


                   The Growth Fund may also invest in debt obligations (such as convertible preferred stocks, debentures, and notes), including below investment grade bonds ("junk" bonds).

RISK/RETURN SUMMARY                                       SM&R GROWTH FUND, INC.
-------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE GROWTH FUND
                   You could lose money on your investment in the Growth Fund, or it could underperform other investments, if any of the following occurs:
                   - the stock market goes down
                   - the investment decisions of management (such as sector
                     overweighting and underweighting and individual stock selection) do not achieve the desired results
                   - interest rates increase
                   - issuers of debt obligations default or are unable to pay amounts due

                   Investments by the Growth Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE GROWTH FUND
                   This fund may be appropriate if you:
                   - have long time horizons (ten years or more)
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns
                   - want to diversify your portfolio
                   - are investing for retirement or other goals that are many years in the future

                   This fund may NOT be appropriate:
                   - if you are investing with a shorter time horizon
                   - if you are uncomfortable with an investment that will go up and down in value
                   - as your complete portfolio

RISK/RETURN SUMMARY                                SM&R EQUITY INCOME FUND, INC.
-------------------------------------------------------------------

EQUITY INCOME FUND'S INVESTMENT OBJECTIVE
                   The Equity Income Fund seeks current income with a secondary objective of long-term capital appreciation.

EQUITY INCOME FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Equity Income Fund normally invests at least 75% of its assets in equity securities. This fund also invests in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

                   The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

RISK/RETURN SUMMARY                                SM&R EQUITY INCOME FUND, INC.
-------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE EQUITY INCOME FUND
                   You could lose money on your investment in the Equity Income Fund, or it could underperform other investments, if any of the following occurs:
                   - the stock market goes down and/or interest rates increase
                   - the investment decisions of management (such as sector
                     overweighting and underweighting and
                   - individual stock selection) do not achieve the desired
                     results
                   - issuers of debt obligations default or are unable to pay amounts due
                   - the fund cannot find a buyer for securities

                   Investments by the Equity Income Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE EQUITY INCOME FUND
                   This fund may be appropriate if you:
                   - are looking for a fund that has both growth and income
                     components
                   - are seeking to protect the purchasing power of your money while retaining the potential for growth and reducing exposure to the volatility of the market
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns
                   - are retired or nearing retirement

                   This fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - require a high degree of stability of your principal
                   - desire your return to be either ordinary income or capital gains, but not both

RISK/RETURN SUMMARY                                     SM&R BALANCED FUND, INC.
-------------------------------------------------------------------

BALANCED FUND'S INVESTMENT OBJECTIVE
                   The Balanced Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation.


BALANCED FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Balanced Fund uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment grade corporate bonds, collateralized mortgage obligations, mortgaged backed securities, convertible bonds, and money market instruments. The ratio of stocks to bonds changes in response to changing economic conditions. This flexibility may help to reduce price volatility.



                   This fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).


PRINCIPAL RISKS OF INVESTING IN THE BALANCED FUND
                   You could lose money on your investment in the Balanced Fund, or it could underperform other investments, if any of the following occurs:
                   - interest rates increase or the stock market goes down
                   - issuers of debt obligations default or are unable to pay amounts due
                   - the investment decisions of management do not achieve the desired results

                   Investments by the Balanced Fund in smaller companies may involve greater risks than larger established companies.

RISK/RETURN SUMMARY                                     SM&R BALANCED FUND, INC.
-------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE BALANCED FUND
                   This fund may be appropriate if you:
                   - are seeking supplemental income and conservation of the
                     purchasing power of your capital
                   - are looking for a more conservative alternative to a
                     growth-oriented fund
                   - want a well-diversified and relatively stable investment allocation
                   - need a core investment
                   - are retired or nearing retirement

                   This fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - desire your return to be either ordinary income or capital gains, but not both
                   - require a high degree of stability of your principal

RISK/RETURN SUMMARY
-------------------------------------------------------------------

TYPES OF INVESTMENT RISK

As indicated above, each of the three funds is subject to the following types of risks to varying degrees:

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.


INVESTMENT STYLE OR MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result because:


- management fails to properly implement the selected investment strategy; or


- the securities that fit the fund's investment style do worse than securities that fit other investment styles.


This risk is common to all mutual funds.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them.

RISK/RETURN SUMMARY
-------------------------------------------------------------------
BAR CHART AND PERFORMANCE TABLE

The bar charts and performance tables shown below provide some indication of the risks of investing in the funds and the variability of returns:
- by showing each fund's performance for each year over a ten year period, and
- by showing how each fund's average annual returns for 1, 5, and 10 years compare to those of both a broad-based securities market index, and an index of funds with similar investment objectives.

The returns shown are based on an investment in the funds prior to the creation of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. No sales loads apply to Class Y shares. We created the multiple classes of shares on January 1, 1999.

Past performance is not necessarily an indication of how the funds will perform in the future.

RISK/RETURN SUMMARY                                             SM&R GROWTH FUND
-------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          24.33%
1990          -2.94%
1991          36.98%
1992          -2.50%
1993           8.17%
1994           4.98%
1995          25.20%
1996          17.64%
1997          22.24%
1998          18.35%




During the ten year period shown in the bar chart, the Growth Fund's highest return for a quarter was 19.41% achieved December 31, 1998 and its lowest return for a quarter was a negative 13.16% for the quarter September 30, 1990.



   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)   PAST ONE YEAR  PAST 5 YEARS   PAST 10 YEARS
  GROWTH FUND                   11.53%         16.10%         13.90%
  S&P                           28.61%         24.05%         19.19%
 500-REGISTERED TRADEMARK-*
  LIPPER GROWTH FUND            25.69%         19.82%         17.20%
    INDEX**


* The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

RISK/RETURN SUMMARY                                      SM&R EQUITY INCOME FUND
-------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          28.12%
1990           0.75%
1991          29.06%
1992           3.31%
1993          10.63%
1994          -0.61%
1995          29.12%
1996          16.46%
1997          22.72%
1998          12.11%




During the ten year period shown in the bar chart, the Equity Income Fund's highest return for a quarter was 11.12% achieved December 31, 1991 and its lowest return for a quarter was a negative 7.61% for the quarter September 30, 1998.



   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)   PAST ONE YEAR  PAST 5 YEARS   PAST 10 YEARS
  EQUITY INCOME FUND             5.65%         14.15%         13.95%
  S&P                           28.61%         24.05%         19.19%
 500-REGISTERED TRADEMARK-*
  LIPPER EQUITY INCOME FUND     11.78%         16.62%         14.89%
    INDEX**


* The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.


** The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

RISK/RETURN SUMMARY                                           SM&R BALANCED FUND
-------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          13.66%
1990           1.37%
1991          24.53%
1992           3.00%
1993           6.31%
1994           1.49%
1995          22.29%
1996          11.86%
1997          17.46%
1998          13.83%




During the ten year period shown in the bar chart, the Balanced Fund's highest return for a quarter was 10.18% achieved December 31, 1998 and its lowest return for a quarter was a negative 7.64% for the quarter September 30, 1990.



   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)   PAST ONE YEAR  PAST 5 YEARS   PAST 10 YEARS
  BALANCED FUND                  7.28%         11.81%         10.64%
  LEHMAN BROTHERS                8.44%          6.60%          8.52%
    INTERMEDIATE
    GOVERNMENT/CORPORATE
    INDEX*
  LIPPER BALANCED FUND          15.09%         13.88%         13.32%
    INDEX**


* The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole.

** The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio typically ranges around 60%/40%.

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(fees paid directly from your investment)

THERE ARE NO SALES CHARGES OR OTHER SHAREHOLDER TRANSACTION CHARGES IN CONNECTION WITH PURCHASES OR REDEMPTIONS OF CLASS Y SHARES OF THE FUNDS, OTHER THAN AN $8.00 TRANSACTION FEE CHARGED FOR EACH EXPEDITED WIRE REDEMPTION.

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from fund assets)


                                                           EQUITY       BALANCED
                                          GROWTH FUND   INCOME FUND       FUND
                                          ------------  ------------  ------------
                                            CLASS Y       CLASS Y       CLASS Y
                                          ------------  ------------  ------------
Management Fees                                 0.49%         0.67%         0.75%
Other Expenses(2)                               0.36%         0.34%         0.62%
                                                 ---           ---           ---
Total Annual Fund Operating Expenses(3)         0.85%         1.01%         1.37%


NOTES TO FEES AND EXPENSES OF THE FUNDS


(1) The "Management Fees" and "Other Expenses" shown below for the funds are for the year ended December 31, 1998. NO DISTRIBUTION OR SERVICE (12b-1) FEES ARE IMPOSED ON CLASS Y SHARES OF THE FUNDS.



(2) "Other Expenses" include the 0.25% Administrative Service Fee. Because Class Y shares were not available prior to the date of this Prospectus, "Other Expenses" for Class Y shares are based on the expenses and average net assets of the Growth, Equity Income, and Balanced Fund for the fiscal year ended December 31, 1998.



(3) The Fee Table does not reflect any fees waived or expenses assumed either contractually or voluntarily by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include any 12b-1 fee or class-specific expenses. During the fiscal year ended December 31, 1998, SM&R waived management fees of 0.12% for the Balanced Fund.

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in Class Y shares of fund for the time periods indicated, based on expenses before fee waivers and expense reimbursements. These examples also assume that your investment has a 5% return each year and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:


                            ONE YEAR     THREE YEARS    FIVE YEARS     TEN YEARS
                           -----------  -------------  -------------  -----------
Growth Fund (Class Y)       $      87     $     271      $     471     $   1,049
                                -----         -----          -----    -----------
Equity Income Fund (Class
  Y)                        $     103     $     322      $     558     $   1,236
                                -----         -----          -----    -----------
Balanced Fund (Class Y)     $     139     $     434      $     750     $   1,646
                                -----         -----          -----    -----------


Because there are no sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did not redeem your shares.

SHARES OF THE FUNDS
-------------------------------------------------------------------


The funds ("we") offer Class Y shares through certain financial intermediaries (such as broker-dealers, investment advisers and mutual fund "supermarkets") that have distribution agreements with Securities Management and Research, Inc. ("SM&R"). Policies and fees established by these financial intermediaries may be different than those discussed in this prospectus. Additionally, not all of the services discussed may be available to you, and these financial intermediaries may charge you separately for using their services. Please keep in mind that the funds are not responsible for the failure of any financial intermediary not carrying out its obligations to its customers.


Class Y shares of the funds are offered to institutions and certain other investors at net asset value, with no sales charges or distribution and service (12b-1) fees. As a result, 100% of your purchase is immediately invested.

Class Y shares may be purchased by:

    (a) institutional investors, such as insurance companies, banks, investment companies, retirement plans, and other institutional investors approved by SM&R;

    (b) trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority or they serve as a directed trustee and which are held in a fiduciary, agency, advisory, custodial or similar capacity;

    (c) accounts managed by SM&R;

    (d) any non-profit business, trade, professional, charitable, civic or similar associations and clubs with an active membership of at least 100 persons who have entered into an net asset value agreement with SM&R; and

    (e) other investors, including individuals, with initial investments of $500,000 or more.

NOTIFYING SM&R OF AN INTENT TO QUALIFY UNDER ONE OF THESE CATEGORIES IS THE SOLE RESPONSIBILITY OF THE PROSPECTIVE INVESTOR.

The funds also offer other classes of shares through separate prospectuses: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class T shares sold only to investors that were shareholders of the funds on December 31, 1998 and certain designated persons; and (5) Class J shares sold only through special "network" distribution arrangements. Class A, B, C, T, and J shares are subject to different sales charges and other expenses and, accordingly, may have expense ratios and performance that differs from those of Class Y shares. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Because of the market risks inherent in any investment, the funds may not achieve their investment objectives. In addition, effective management of each fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

SM&R GROWTH FUND, INC.
(FORMERLY NAMED AMERICAN NATIONAL GROWTH FUND, INC.)

The Growth Fund considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Fund adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Fund invests at least 85% of its total assets in common stocks.

The Growth Fund invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. Management places an emphasis on companies with growth potential. The Growth Fund does not employ exotic investment strategies, such as using options and futures.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. The Growth Fund limits cash to 15% of its assets unless circumstances dictate otherwise.


Because of the Growth Fund's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Fund's portfolio while other sectors of the market will have lower representation. For example, the Growth Fund generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, we may also overweight other sectors of the market providing above average growth prospects, like healthcare and consumer staples.


Conversely, the Growth Fund generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements.

SM&R EQUITY INCOME FUND, INC.
(FORMERLY NAMED AMERICAN NATIONAL INCOME FUND, INC.)

The Equity Income Fund considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. We adjust this composition of portfolio investments from time to time to best accomplish the Equity Income Fund's investment objectives under current conditions.

In pursuit of its objectives, the Equity Income Fund will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Fund will invest at least 75% of its assets in equity securities rather than debt securities.

We view common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the fund unless circumstances dictate otherwise.

Certain sectors of the market will have greater weight in the Equity Income Fund's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Fund generally overweights the finance sector in its portfolio relative to that sector's market weight (which is approximately 16% of the Standard & Poor's 500 Index). This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, we may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

Conversely, the Equity Income Fund generally underrepresents certain sectors of the market tending to have below average dividend yields, like technology, consumer staples, and healthcare. As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

SM&R BALANCED FUND, INC.
(FORMERLY NAMED TRIFLEX FUND, INC.)

The Balanced Fund uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of high-grade bonds, bonds convertible into the common stock of the issuing corporations, and money market instruments. We change the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

The Balanced Fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.


We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise. The Balanced Fund will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Fund's objectives.


The Balanced Fund will invest in fixed-income securities and equity securities as described above. However, the Balanced Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Fund's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.


SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity to debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Fund determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.


RISK FACTORS
-------------------------------------------------------------------

The following discussion relates to all three funds. The risk/return summary located at the beginning of this prospectus identifies some specific risks applicable to each individual fund.

GENERAL. There is no assurance that a fund will achieve its goals. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a fund.

The risk inherent in investing in any fund is a risk common to any security. That is, the value of a fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that fund. Each fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

Any of the funds could lose money if the stock markets in general go down or if the particular stocks purchased by a fund go down in value. In addition, the funds could lose money if prevailing interest rates increase or if the debt securities purchased by a fund are downgraded or defaulted upon.

STOCK INVESTMENT RISKS. Because each fund invests a substantial portion of its assets in stocks, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of each fund's portfolio securities change. Stock prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect that company's stock price (for example, poor earnings, loss of major customers, or major litigation). The funds cannot always predict the factors that will affect a stock's price. The funds, however, do attempt to limit market risk by diversifying their investments. The funds diversify their investments by generally investing only a small percentage of their assets in any one company and by not holding a substantial amount of the stock of any one company.

For the Growth Fund and the Equity Income Fund, the portfolio managers decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessment of the future growth or income prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (I.E., do not grow in value or produce dividend income as expected), that fund could underperform its peers or lose money.

The Growth Fund is generally considered more aggressive than the Equity Income and Balanced Funds because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. Investors in the Growth Fund should expect greater fluctuations in share price, yield, and total return than with less aggressive funds.

DEBT SECURITIES RISKS. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.

The funds could lose money if any bonds they own are downgraded in credit rating or go into default. In general, lower-rated bonds, such as junk bonds, have higher credit risks. The Growth Fund is the only fund permitted to invest in junk bonds. Junk bonds have additional risks, including limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the actual price at which it can be sold. Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

SMALLER COMPANY RISKS. Smaller companies in which each of the funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds' management.

YEAR 2000 RISKS. Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds and their shareholders.

PURCHASES AND REDEMPTIONS
-------------------------------------------------------------------

PURCHASING SHARES


You may purchase Class Y shares of a fund through certain financial intermediaries (such as broker-dealers, investment advisers and mutual fund "supermarkets") that have distribution agreements with

SM&R and are authorized to accept orders on the funds behalf. Shares are sold at the next asset value per share next computed as and when provided below (See "Pricing of Fund Shares"). These financial intermediaries may charge you a fee for this service and may require different minimum initial and subsequent purchased than the funds. These financial intermediaries may also impose other charges or restrictions different from those applicable to individuals who invest in other classes of the funds directly. You should carefully review all account statements and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:


    Securities Management and Research, Inc.
    P.O. Box 58969
    Houston, Texas 77258-8969


You should keep in mind that if your shares are held in the name of a financial intermediary or other party, you are not considered a shareholder of record and therefore may not be able to utilize services available only to shareholders of record.


Certificates are not issued for shares of the funds. SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued.


OPENING AN ACCOUNT: To purchase shares, you must submit a completed account application. If you would like to take advantage of the electronic services available, please complete the applicable Special Investor Services section of the account application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request special forms when establishing retirement plans.


MINIMUM PURCHASE REQUIREMENT: For Class Y shares, the minimum initial investment is $500,000 (we may waive this minimum for certain institutional investors). All subsequent investments must be at least $2,000. We apply investment minimums to the aggregate value invested in omnibus accounts established by broker-dealers. We reserve the right to reject any purchase.

PURCHASES BY MAIL: Make your check(s) payable to SM&R and send the check(s) to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for

IRA rollover checks that are properly endorsed. If you make subsequent investments by mail, you must indicate your name, account number, and the name of the class and the fund being purchased. You may use the remittance slip attached to the confirmation statement.

PURCHASES BY WIRE: TO ENSURE PROPER CREDITING OF A WIRE INVESTMENT, YOU MUST HAVE AN EXECUTED ACCOUNT APPLICATION AND PURCHASER SUITABILITY FORM ON FILE WITH THE TRANSFER AGENT. You may then wire your investment to The Moody National Bank of Galveston ("Moody National Bank") by providing the following instructions to your bank:

    The Moody National Bank of Galveston ABA #113100091 Securities Management and Research, Inc. #035 868 9
    Name of Class and Fund (E.G., Class Y of the Growth Fund) Fund Account Number (number appears on your confirmation statement)
    Investor's Name (E.G., First National Bank)

PURCHASES BY EXCHANGE: Call Investor Services if you have established telephone exchange privileges on your account. See "Special Purchase Plans and Services--Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "Special Purchase Plans and Services."

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). We determine each fund's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading. You may purchase Class Y shares without a sales charge. Accordingly, the offering price for Class Y shares of a fund is the net asset value per share.

EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED). We calculate net asset value once each day the Exchange is open at the close of regular trading on the Exchange (currently 3:00 p.m. Central Time). In the event the Exchange closes early on a particular day, we will determine the net asset value of each fund as of the close of the Exchange that day. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. On any day the Exchange is open for regular trading, we will execute purchases and redemptions at the next applicable price determined that day if:


      - SM&R receives your order in proper form prior to the close of regular trading on the Exchange;



      - a financial intermediary having a distribution agreement with SM&R receives and reports your order to SM&R prior to the close of regular trading on the Exchange on the same day; or


      - for purchases, Moody National Bank receives your purchase payment by bank wire and reports it to SM&R prior to the close of the Exchange.

If we receive your order after the close of the Exchange or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next business day. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SPECIAL PURCHASE PLANS AND SERVICES

The funds offer services and plans designed to facilitate investments. At this time, there is no charge to you for these services. The funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your broker-dealer, investment adviser or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House ("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan, or credit union account. PASSBOOK SAVINGS ACCOUNTS ARE NOT ELIGIBLE FOR THE ELECTRONIC TRANSFER

OPTION. ADDITIONALLY, YOUR BANK MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE
(ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s).

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. You can take advantage of this service by completing the appropriate Special Investor Services sections of the account application when opening your account. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file, and have received written verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s). We permit transfers by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. Contact your broker-dealer, investment adviser or SM&R for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE TO RETIREMENT PLANS.

The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

     (i) the name of the fund or funds;
    (ii) all digits of the account number;
    (iii) the exact name and address used in the registration(s); and
    (iv) the Social Security or Employer Identification Number listed on the account(s).

Additionally, we record all telephone transactions for your protection.

Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact SM&R by telephone to institute a redemption or exchange.

EXCHANGE PRIVILEGE. As an investor in a fund, you may be permitted to exchange shares that you own in a fund with shares of some of the other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

WE MAY TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE OFFER AT ANY TIME.

You may exchange Class Y shares of a fund, without an exchange fee, for Class Y shares of another fund managed by SM&R. You also may exchange your Class Y shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, provided that you meet any minimum investment requirement for the shares you wish to acquire. You cannot exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

    (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

    (d) the minimum dollar amount of a telephone exchange is $500;

    (e) SM&R must have received full payment for the shares being exchanged;

    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

    (g) any shares that you wish to exchange must have been held for at least ten (10) business days;

    (h) certificates representing shares, if any, are returned before such shares are exchanged; and

    (i) you have received a prospectus for the shares you receive in the exchange.

The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

EXCESSIVE TRADING. Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the funds and raise the funds' expenses. We currently define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions between the participating funds.

There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.

RETIREMENT PLANS

The following retirement plans may invest in Class Y shares of the funds:

      - Individual Retirement Accounts (IRAs), which include traditional IRAs, Roth IRAs, Education IRAs, and SIMPLE IRAs,

      - Simplified Employee Pension Plans (SEPs),

      - 403(b) Custodial Accounts (TSAs), and

      - corporate retirement plans.

These plans allow you to shelter investment income from federal income tax while saving for retirement. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative or calling SM&R. A regular fund application should be used when establishing a corporate retirement plan. (See "Purchasing Shares" for the minimum initial and subsequent purchase requirements.) SM&R acts as trustee or custodian for IRAs, SEPs, and TSAs for the funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has an IRA, SEP, or TSA in the funds and will be automatically deducted from each account. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS. The Equity Income and Balanced Funds will pay dividends from investment income, if any, quarterly, generally during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any.

Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by an investor represents in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the fund making such distribution unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the funds. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

TAXABILITY OF DIVIDENDS. Dividends you receive from the funds, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

BACKUP WITHHOLDING. Backup withholding of federal income tax may be applied at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

REDEEMING SHARES


You can redeem fund shares at the net asset value determined on the date the request is received by SM&R in proper form. If you redeem through a financial intermediary, the financial intermediary may charge you a fee for this service.


If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in proper form. We currently charge a fee in the amount of $8.00 for redemptions by wire under $5,000.

If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the account application and requested this option. Telephone privileges are not available to shareholders automatically. This redemption feature can only be used if:

    (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the account application;

    (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 business days;

    (c) the proceeds of the redemption are $500 or more and do not exceed $25,000; and

    (d) the security procedures discussed under "Special Purchase Plans And Services--Exchange Privilege" have been met.

These instructions may be changed only in writing, accompanied by a signature guarantee and additional documentation may be required for corporations.

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact SM&R by telephone to institute a redemption or exchange.

SYSTEMATIC WITHDRAWAL PLAN. Each fund has a Systematic Withdrawal Plan ("Withdrawal Account"), which permits shareholders having an account value of $50,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the account application and returning it to SM&R. See "Special Purchase Plans and Services--Electronic Transfers" for additional information. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. Certificates are not issued for shares held in a Withdrawal Account and certificates held, if any, must be surrendered when shares are transferred to a Withdrawal Account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.

For further information about the "Systematic Withdrawal Plan," contact a registered representative or SM&R.

"PROPER FORM" means the request for redemption must include:

    (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the fund shares are registered. It is suggested that certificates be returned by certified mail for your protection;

    (2) any required signature guarantees (see "Signature Guarantees" below);
        and

    (3) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans, and other organizations.

Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to SM&R in proper form for processing.

SIGNATURE GUARANTEES. A signature guarantee verifies the authenticity of your signature. Signature guarantees are required when:

    (1) the proceeds of the redemption exceed $25,000;

    (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account;

    (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; or

    (4) the fund or its transfer agent believes a signature guarantee would protect against potential claims based on the transfer instructions, including, when the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the fund or transfer agent.

You should be able to obtain an acceptable signature guarantee from a bank, broker, dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, or registered securities association. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

REDEMPTION OF SMALL ACCOUNTS. The funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $10,000. You will be notified that the value of your account is less than the required minimum and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE FUNDS. The funds, acting directly or through SM&R, reserve the right:

  - to waive or lower investment minimums;

  - to accept subsequent purchases by telephone from financial intermediaries;

  - to refuse any purchase order;

  - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

  - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur or has occurred;

  - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;

  - to otherwise modify the conditions of purchase and any services at any time;

  - to refuse to act on instructions not believed to be genuine; or

  - to eliminate duplicate mailings of fund material to shareholders who reside at the same address.

THE FUNDS AND MANAGEMENT
-------------------------------------------------------------------

INVESTMENT ADVISER

Each fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the fund's investment adviser, the management of the fund's day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. While the use of this combined Prospectus subjects each fund to possible liability as the result of statements or omissions regarding another fund, the Board of Directors of each fund considers the benefits to the respective fund of using a combined Prospectus to outweigh the risk.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment funds.

ADVISORY AGREEMENTS

GROWTH FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Growth Fund at the annual rate as follows:

          ON THE PORTION OF THE FUND'S                BASIC ADVISORY
            AVERAGE DAILY NET ASSETS                 FEE ANNUAL RATE
-------------------------------------------------  --------------------
Not exceeding $100,000,000                                  0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                              0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                              0.500%
Exceeding $300,000,000                                      0.400%

We adjust the basic advisory fee rate by comparing the fund's investment performance during the previous thirty-six (36) months with the investment performance of the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. over the same period. Specifically, we adjust the basic advisory fee each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12th) of the resulting dollar figure.

                                      PERFORMANCE
      PERFORMANCE COMPARED            ADJUSTMENT
        TO LIPPER INDEX                 AMOUNT
--------------------------------  -------------------
0.10% to 0.99% above                      +0.02%
1.00% to 1.99% above                      +0.04%
2.00% to 2.99% above                      +0.06%
3.00% to 3.99% above                      +0.08%
4.00% to 4.99% above                      +0.10%
5.00% to 5.99% above                      +0.12%
6.00% to 6.99% above                      +0.14%
7.00% to 7.99% above                      +0.16%
8.00% to 8.99% above                      +0.18%
9.00% and above                           +0.20%
0.10% to 0.99% below                      -0.02%
1.00% to 1.99% below                      -0.04%
2.00% to 2.99% below                      -0.06%
3.00% to 3.99% below                      -0.08%
4.00% to 4.99% below                      -0.10%
5.00% to 5.99% below                      -0.12%
6.00% to 6.99% below                      -0.14%
7.00% to 7.99% below                      -0.16%
8.00% to 8.99% below                      -0.18%
9.00% and below                           -0.20%

See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings

EQUITY INCOME AND BALANCED FUNDS. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Equity Income and Balanced Funds at the annual rate as follows:

        ON THE PORTION OF THE FUND'S               BASIC ADVISORY
          AVERAGE DAILY NET ASSETS                 FEE ANNUAL RATE
--------------------------------------------  -------------------------
Not exceeding $100,000,000                               0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                           0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                           0.500%
Exceeding $300,000,000                                   0.400%


SM&R received total advisory fees from the Growth, Equity Income, and Balanced Funds for the fiscal year ended December 31, 1998 of 0.49%, 0.67%, and 0.75%, respectively, of each fund's average daily net assets. Each fund's advisory fees may be higher than the fees paid by other mutual funds, but each fund believes its fees are comparable to those paid by funds with the same or similar investment objective.


ADMINISTRATIVE SERVICES

Pursuant to the Administrative Service Agreements with the funds, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the funds. Under the agreements, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:

        ON THE PORTION OF THE FUND'S          ADMINISTRATIVE SERVICE FEE
          AVERAGE DAILY NET ASSETS                   ANNUAL RATE
--------------------------------------------  --------------------------
Not exceeding $100,000,000                                 0.25%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                             0.20%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                             0.15%
Exceeding $300,000,000                                     0.10%

In each fund's administrative service agreement, SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.


SM&R received total administrative service fees of 0.23% for the Growth Fund; 0.22% for the Equity Income Fund; and 0.25% for the Balanced Fund for the fiscal year ended December 31, 1998 of each fund's average daily net assets.


PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the funds. While the following individual is primarily responsible for the day-to-day portfolio management of the funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND, AND PORTFOLIO MANAGER OF THE EQUITY INCOME FUND AND BALANCED FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

FINANCIAL HIGHLIGHTS                                                 GROWTH FUND
-------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Growth Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors.



                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                  1998       1997       1996       1995       1994
                                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year              $    5.24  $    4.95  $    4.39  $    3.83  $    4.15
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.04       0.06       0.05       0.08       0.06
  Net Realized and Unrealized Gain (Loss) on
    Securities                                       0.85       1.03       0.73       0.88       0.15
                                                ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     0.89       1.09       0.78       0.96       0.21
                                                ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income              (0.04)     (0.06)     (0.05)     (0.08)     (0.06)
  Distributions from Capital Gains                  (0.40)     (0.74)     (0.17)     (0.32)     (0.47)
                                                ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                                 (0.44)     (0.80)     (0.22)     (0.40)     (0.53)
                                                ---------  ---------  ---------  ---------  ---------
Net Asset Value,
End of Year                                     $    5.69  $    5.24  $    4.95  $    4.39  $    3.83
                                                ---------  ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                       18.35%     22.24%     17.64%     25.20%      4.98%
                                                ---------  ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)         $ 203,109  $ 178,344  $ 152,758  $ 134,821  $ 113,250
Ratio of Expenses to Average Net Assets             0.85%      0.96%      1.15%      0.98%      0.97%
Ratio of Net Income to Average Net Assets           0.69%      1.03%      1.02%      1.67%      1.46%
Portfolio Turnover Rate                            27.31%     46.79%     18.72%     37.00%     46.26%

FINANCIAL HIGHLIGHTS                                          EQUITY INCOME FUND
-------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Equity Income Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Equity Income Fund's former independent auditors.



                                                            YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------
                                              1998         1997        1996        1995        1994
                                          ------------   ---------   ---------   ---------   ---------
Net Asset Value, Beginning of Year          $    26.99   $   25.05   $   22.59   $   18.90   $   21.66
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.62        0.63        0.58        0.62        0.62
  Net Realized and Unrealized Gain
    (Loss) on Securities                          2.50        4.96        3.10        4.82       (0.75)
                                          ------------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS                  3.12        5.59        3.68        5.44       (0.13)
                                          ------------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income           (0.62)      (0.64)      (0.58)      (0.63)      (0.61)
  Distributions from Capital Gains               (1.47)      (3.01)      (0.64)      (1.12)      (2.02)
                                          ------------   ---------   ---------   ---------   ---------
TOTAL DISTRIBUTIONS                              (2.09)      (3.65)      (1.22)      (1.75)      (2.63)
                                          ------------   ---------   ---------   ---------   ---------
Net Asset Value, End of Year                $    28.02   $   26.99   $   25.05   $   22.59   $   18.90
                                          ------------   ---------   ---------   ---------   ---------
                                          ------------   ---------   ---------   ---------   ---------
TOTAL RETURN                                    12.11%      22.72%      16.46%      29.12%     (0.61)%
                                          ------------   ---------   ---------   ---------   ---------
                                          ------------   ---------   ---------   ---------   ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)     $  218,980   $ 198,687   $ 165,786   $ 141,058   $ 114,231
Ratio of Expenses to Average Net Assets          1.01%       1.05%       1.10%       1.12%       1.12%
Ratio of Net Income to Average Net
  Assets                                         2.22%       2.28%       2.42%       2.89%       2.86%
Portfolio Turnover Rate                         19.29%      39.14%      27.07%      44.00%      52.46%

FINANCIAL HIGHLIGHTS                                               BALANCED FUND
-------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single Balanced Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Balanced Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Balanced Fund's former independent auditors.



                                                               YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------
                                                  1998       1997       1996       1995       1994
                                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year              $   18.32  $   17.90  $   16.85  $   14.32  $   15.35
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                              0.48       0.57       0.49       0.49       0.45
  Net Realized and Unrealized Gain (Loss) on
    Securities                                       1.96       2.50       1.48       2.67      (0.22)
                                                ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                     2.44       3.07       1.97       3.16       0.23
                                                ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income              (0.47)     (0.59)     (0.49)     (0.49)     (0.45)
  Distributions from Capital Gains                  (0.66)     (2.06)     (0.43)     (0.14)     (0.81)
                                                ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                                 (1.13)     (2.65)     (0.92)     (0.63)     (1.26)
                                                ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                    $   19.63  $   18.32  $   17.90  $   16.85  $   14.32
                                                ---------  ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                       13.83%     17.46%     11.86%     22.29%      1.49%
                                                ---------  ---------  ---------  ---------  ---------
                                                ---------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)         $  29,367  $  25,838  $  23,188  $  21,757  $  19,023
Ratio of Expenses to Average Net Assets(1)          1.25%      1.26%      1.21%      1.26%      1.25%
Ratio of Net Income to Average Net Assets           2.55%      3.02%      2.83%      2.99%      2.91%
Portfolio Turnover Rate                            16.01%     27.52%     23.78%     16.39%     46.95%



(1) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.37%, 1.36%, 1.34%, 1.46% and 1.45% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

-------------------------------------------------------------------

APPENDIX A

(Description of Ratings Used in Prospectus)
-------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA  An obligation rated "AAA" has the highest rating assigned by Standard &
      Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA   An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB   An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A    Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:

AAA     This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA       A preferred stock issue rated "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A        An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB      An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB     Preferred stock rated "BB," "B," and "CCC" are regarded, on balance,
B      as predominantly speculative with respect to the issuer's capacity to pay
CCC preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater then in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

FOR MORE INFORMATION ABOUT THE FUNDS
-------------------------------------------------------------------

The following documents contain more information about the       SM&R GROWTH FUND, INC.
funds and are available free upon request:                       SM&R EQUITY INCOME FUND,
STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains      INC.
additional information about all aspects of the funds. A         SM&R BALANCED FUND, INC.
current SAI has been filed with the Securities and Exchange
Commission and is incorporated herein by reference.
ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and
semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year
ended December 31, 1998 will contain a discussion of the
market conditions and investment strategies that
significantly affected each fund's performance during the
last fiscal year.

REQUESTING DOCUMENTS. You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

        SECURITIES MANAGEMENT AND RESEARCH, INC.
        P.O. BOX 58969
        HOUSTON, TEXAS 77258-8969
        TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
                   281-334-2469 (COLLECT)

PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                             File Nos. 811-00623
                                                                       811-01916
                                                                       811-02818

SM&R
LOGO

P R O S P E C T U S


MAY 1, 1999


  -  SM&R GROWTH FUND, INC.
  -  SM&R EQUITY INCOME FUND, INC.
  -  SM&R BALANCED FUND, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                                                         CLASS J

TABLE OF CONTENTS
-------------------------------------------------------------------


RISK/RETURN SUMMARY..........................................          1
  SM&R Growth Fund...........................................          1
  SM&R Equity Income Fund....................................          3
  SM&R Balanced Fund.........................................          5
  Types of Investment Risk...................................          7
  Bar Chart and Performance Table............................          8
  Fees and Expenses of the Funds.............................         12
SHARES OF THE FUNDS..........................................         14
  Distribution and Shareholder Service (12b-1) Fee...........         14
INVESTMENT OBJECTIVES AND POLICIES...........................         15
  Growth Fund................................................         15
  Equity Income Fund.........................................         17
  Balanced Fund..............................................         18
RISK FACTORS.................................................         21
PURCHASES AND REDEMPTIONS....................................         24
  Purchasing Shares..........................................         24
  Pricing of Fund Shares.....................................         24
  Special Services...........................................         25
  Retirement Plans...........................................         27
  Dividends, Distributions, and Taxes........................         28
  Redeeming Shares...........................................         29
THE FUNDS AND MANAGEMENT.....................................         32
FINANCIAL HIGHLIGHTS.........................................         36
  Growth Fund................................................         36
  Equity Income Fund.........................................         37
  Balanced Fund..............................................         38
APPENDIX.....................................................        A-1

RISK/RETURN SUMMARY                                       SM&R GROWTH FUND, INC.
-------------------------------------------------------------------

GROWTH FUND'S INVESTMENT OBJECTIVE
                   The Growth Fund seeks long-term capital
                   growth by investing primarily in common stocks that provide an opportunity for capital appreciation over time.

GROWTH FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Growth Fund normally invests at least 85% of its total assets in common stocks. In selecting stocks, this fund:
                   - chooses the stocks of financially sound companies that have a proven ability to make and sustain a profit over time, and
                   - places an emphasis on companies with growth potential.


                   The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."


                   The Growth Fund may also invest in debt obligations (such as convertible preferred stocks, debentures, and notes), including below investment grade bonds ("junk" bonds).

RISK/RETURN SUMMARY                                       SM&R GROWTH FUND, INC.
-------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE GROWTH FUND
                   You could lose money on your investment in the Growth Fund, or it could underperform other investments, if any of the following occurs:
                   - the stock market goes down
                   - the investment decisions of management (such as sector
                     overweighting and underweighting and individual stock selection) do not achieve the desired results
                   - interest rates increase
                   - issuers of debt obligations default or are unable to pay amounts due

                   Investments by the Growth Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE GROWTH FUND
                   This fund may be appropriate if you:
                   - have long time horizons (ten years or more)
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns
                   - want to diversify your portfolio
                   - are investing for retirement or other goals that are many years in the future

                   This fund may NOT be appropriate:
                   - if you are investing with a shorter time horizon
                   - if you are uncomfortable with an investment that will go up and down in value
                   - as your complete portfolio

RISK/RETURN SUMMARY                                SM&R EQUITY INCOME FUND, INC.
-------------------------------------------------------------------

EQUITY INCOME FUND'S INVESTMENT OBJECTIVE
                   The Equity Income Fund seeks current income with a secondary objective of long-term capital appreciation.

EQUITY INCOME FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Equity Income Fund normally invests at least 75% of its assets in equity securities. This fund also invests in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

                   The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

RISK/RETURN SUMMARY                                SM&R EQUITY INCOME FUND, INC.
-------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE EQUITY INCOME FUND
                   You could lose money on your investment in the Equity Income Fund, or it could underperform other investments, if any of the following occurs:
                   - the stock market goes down and/or interest rates increase
                   - the investment decisions of management (such as sector
                     overweighting and underweighting and individual stock selection) do not achieve the desired results
                   - issuers of debt obligations default or are unable to pay amounts due
                   - the fund cannot find a buyer for securities

                   Investments by the Equity Income Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE EQUITY INCOME FUND

                   This fund may be appropriate if you:
                   - are looking for a fund that has both growth and income
                     components
                   - are seeking to protect the purchasing power of your money while retaining the potential for growth and reducing exposure to the volatility of the market
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns
                   - are retired or nearing retirement

                   This fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - require a high degree of stability of your principal
                   - desire your return to be either ordinary income or capital gains, but not both

RISK/RETURN SUMMARY                                     SM&R BALANCED FUND, INC.
-------------------------------------------------------------------

BALANCED FUND'S INVESTMENT OBJECTIVE
                   The Balanced Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation.


BALANCED FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Balanced Fund uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. Government bonds, investment grade corporate bonds, collateralized mortgage obligations, mortgaged backed securities, convertible bonds, and money market instruments. The ratio of stocks to bonds changes in response to changing economic conditions. This flexibility may help to reduce price volatility.



                   This fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).

RISK/RETURN SUMMARY                                     SM&R BALANCED FUND, INC.
-------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE BALANCED FUND
                   You could lose money on your investment in the Balanced Fund, or it could underperform other investments, if any of the following occurs:
                   - interest rates increase or the stock market goes down
                   - issuers of debt obligations default or are unable to pay amounts due
                   - the investment decisions of management do not achieve the desired results

                   Investments by the Balanced Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE BALANCED FUND
                   This fund may be appropriate if you:
                   - are seeking supplemental income and conservation of the
                     purchasing power of your capital
                   - are looking for a more conservative alternative to a
                     growth-oriented fund
                   - want a well-diversified and relatively stable investment allocation
                   - need a core investment
                   - are retired or nearing retirement

                   This fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - desire your return to be either ordinary income or capital gains, but not both
                   - require a high degree of stability of your principal

RISK/RETURN SUMMARY
-------------------------------------------------------------------

TYPES OF INVESTMENT RISK

As indicated above, each of the three funds is subject to the following types of risks to varying degrees:

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.


INVESTMENT STYLE OR MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result because:



      - management fails to properly implement the selected investment strategy; or



      - the secruities that fit the fund's investment style do worse than securities that fit other investment styles.


This risk is common to all mutual funds.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them.

RISK/RETURN SUMMARY
------------------------------------------------

BAR CHART AND PERFORMANCE TABLE

The bar charts and performance tables shown below provide some indication of the risks of investing in the funds and the variability of returns:

- by showing each fund's performance for each year over a ten year period, and

- by showing how each fund's average annual returns for 1, 5, and 10 years compare to those of both a broad-based securities market index and an index of funds with similar investment objectives.

The returns shown are based on an investment in the funds prior to the creation of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. We created the multiple classes of shares on January 1, 1999. If multiple classes of shares of the funds had been in existence, the financial performance of Class J shares would have been lower than depicted because of the imposition of distribution and/or service (12b-1) fees.

Past performance is not necessarily an indication of how the funds will perform in the future.

RISK/RETURN SUMMARY                                             SM&R GROWTH FUND
-------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          24.33%
1990          -2.94%
1991          36.98%
1992          -2.50%
1993           8.17%
1994           4.98%
1995          25.20%
1996          17.64%
1997          22.24%
1998          18.35%




During the ten year period shown in the bar chart, the Growth Fund's highest return for a quarter was 19.41% achieved December 31, 1998 and its lowest return for a quarter was a negative 13.16% for the quarter September 30, 1990.



   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)   PAST ONE YEAR  PAST 5 YEARS   PAST 10 YEARS
  GROWTH FUND                   11.53%         16.10%         13.90%
  S&P                           28.61%         24.05%         19.19%
 500-REGISTERED TRADEMARK-*
  LIPPER GROWTH FUND            25.69%         19.82%         17.20%
    INDEX**


 * The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

RISK/RETURN SUMMARY                                      SM&R EQUITY INCOME FUND
-------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          28.12%
1990           0.75%
1991          29.06%
1992           3.31%
1993          10.63%
1994          -0.61%
1995          29.12%
1996          16.46%
1997          22.72%
1998          12.11%




During the ten year period shown in the bar chart, the Equity Income Fund's highest return for a quarter was 11.12% achieved December 31, 1991 and its lowest return for a quarter was a negative 7.61% for the quarter September 30, 1998.



   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)   PAST ONE YEAR  PAST 5 YEARS   PAST 10 YEARS
  EQUITY INCOME FUND             5.65%         14.15%         13.95%
  S&P                           28.61%         24.05%         19.19%
 500-REGISTERED TRADEMARK-*
  LIPPER EQUITY INCOME FUND     11.78%         16.62%         14.89%
    INDEX**


 * The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

RISK/RETURN SUMMARY                                           SM&R BALANCED FUND
-------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          13.66%
1990           1.37%
1991          24.53%
1992           3.00%
1993           6.31%
1994           1.49%
1995          22.29%
1996          11.86%
1997          17.46%
1998          13.83%




During the ten year period shown in the bar chart, the Balanced Fund's highest return for a quarter was 10.18% achieved December 31, 1998 and its lowest return for a quarter was a negative 7.64% for the quarter September 30, 1990.



   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)   PAST ONE YEAR  PAST 5 YEARS   PAST 10 YEARS
  BALANCED FUND                  7.28%         11.81%         10.64%
  LEHMAN BROTHERS                8.44%          6.60%          8.52%
    INTERMEDIATE
    GOVERNMENT/CORPORATE
    INDEX*
  LIPPER BALANCED FUND          15.09%         13.88%         13.32%
    INDEX**


 * The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole.

** The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio typically ranges around 60%/40%.

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER EXPENSES
(fees paid directly from your investment)

THERE ARE NO SALES CHARGES OR OTHER SHAREHOLDER TRANSACTION CHARGES IN CONNECTION WITH PURCHASES OR REDEMPTIONS OF CLASS J SHARES OF THE FUNDS, OTHER THAN AN $8.00 TRANSACTION FEE CHARGED FOR EACH EXPEDITED WIRE REDEMPTION.

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from fund assets)


                                                              EQUITY
                                                              INCOME    BALANCED
                                               GROWTH FUND     FUND       FUND
                                               -----------   --------   --------
                                                 CLASS J     CLASS J    CLASS J
                                               -----------   --------   --------
Management Fees                                    0.49%        0.67%     0.75%
Distribution and/or Service (12b-1) Fees           0.75%        0.75%     0.75%
Other Expenses(2)                                  0.36%        0.34%     0.62%
                                                    ---          ---       ---
Total Annual Fund Operating Expenses(3)            1.60%        1.76%     2.12%


NOTES TO FEES AND EXPENSES OF THE FUNDS


(1) The "Management Fees" and "Other Expenses" shown for the funds are for the year ended December 31, 1998.



(2) "Other Expenses" include the 0.25% Administrative Service Fee. Because Class J shares were not available prior to the date of this Prospectus, "Other Expenses" for Class J shares are based on the expenses and average net assets of the Growth, Equity Income, and Balanced Fund for the fiscal year ended December 31, 1998.



(3) The Fee Table does NOT reflect any fees waived or expenses assumed either contractually or voluntarily by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include the 12b-1 fee or class-specific expenses. During the fiscal year ended December 31, 1998, SM&R waived management fees of 0.12% for the Balanced Fund.

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds.
These examples assume that you invest $10,000 in Class J shares of fund for the time periods indicated, based on expenses before fee waivers and expense reimbursements. These examples also assume that your investment has a 5% return each year and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:


                            ONE YEAR     THREE YEARS   FIVE YEARS    TEN YEARS
                           -----------  -------------  -----------  -----------
Growth Fund (Class J)       $     163     $     505     $     871    $   1,900
Equity Income Fund (Class
  J)                        $     179     $     554     $     954    $   2,073
Balanced Fund (Class J)     $     215     $     664     $   1,139    $   2,452


Because there are no sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did NOT redeem your shares.

SHARES OF THE FUNDS
-------------------------------------------------------------------


The funds ("we") offer Class J shares through certain financial intermediaries (such as broker-dealers, investment advisers and mutual fund "supermarkets") that have distribution agreements with Securities Management and Research, Inc. ("SM&R"). Policies and fees established by these financial intermediaries may be different than those discussed in this prospectus. Additionally, not all of the services discussed may be available to you, and these financial intermediaries may charge you separately for using their services. Please keep in mind that the funds are not responsible for the failure of any financial intermediary not carrying out its obligations to its customers.


Class J shares of the funds are offered at their respective net asset values, without the imposition of any sales charge on their purchase or redemption. As a result, 100% of your purchase is immediately invested. Class J shares, however, are subject to an ongoing asset-based distribution (12b-1) fee.

The funds also offer other classes of shares through separate prospectuses: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class T shares sold only to investors that were shareholders of the funds on December 31, 1998 and certain designated persons; and (5) Class Y "institutional" shares. Class A, B, C, T, and Y shares are subject to different sales charges and other expenses and, accordingly, may have expense ratios and performance that differs from those of Class J shares. You are encouraged to consider all of the class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

DISTRIBUTION AND SHAREHOLDER SERVICE (12b-1) FEE

Class J shares pay SM&R, the principal underwriter, a distribution (12b-1) fee of 0.75%. This fee is computed as an annual percentage of the average daily net assets of the class. BECAUSE DISTRIBUTION (12b-1) FEES ARE PAID OUT OF FUND ASSETS ON AN ONGOING BASIS, THE FEES MAY, OVER TIME, INCREASE THE COST OF AN INVESTMENT IN A FUND AND COST INVESTORS MORE THAN OTHER TYPES OF SALES LOADS.

The distribution fee is for services that are primarily intended to result in or are primarily attributable to the distribution of Class J shares. This fee compensates SM&R, or enables SM&R to compensate other persons (including distributors of the shares), for providing such services.

INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Because of the market risks inherent in any investment, the funds may not achieve their investment objectives. In addition, effective management of each fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

SM&R GROWTH FUND, INC.
(FORMERLY NAMED AMERICAN NATIONAL GROWTH FUND, INC.)

The Growth Fund considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Fund adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Fund invests at least 85% of its total assets in common stocks.

The Growth Fund invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. Management places an emphasis on companies with growth potential. The Growth Fund does not employ exotic investment strategies, such as using options and futures.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. The Growth Fund limits cash to 15% of its assets unless circumstances dictate otherwise.


Because of the Growth Fund's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Fund's portfolio while other sectors of the market will have lower representation. For example, the Growth Fund generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, we may also overweight other sectors of the market providing above average growth prospects, like healthcare and consumer staples.


Conversely, the Growth Fund generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements.

SM&R EQUITY INCOME FUND, INC.
(FORMERLY NAMED AMERICAN NATIONAL INCOME FUND, INC.)

The Equity Income Fund considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. We adjust this composition of portfolio investments from time to time to best accomplish the Equity Income Fund's investment objectives under current conditions.

In pursuit of its objectives, the Equity Income Fund will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Fund will invest at least 75% of its assets in equity securities rather than debt securities.

We view common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the fund unless circumstances dictate otherwise.

Certain sectors of the market will have greater weight in the Equity Income Fund's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Fund generally overweights the finance sector in its portfolio relative to that sector's market weight (which is approximately 16% of the Standard & Poor's 500 Index). This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, we may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

Conversely, the Equity Income Fund generally underrepresents certain sectors of the market tending to have below average dividend yields, like technology, consumer staples, and healthcare. As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

SM&R BALANCED FUND, INC.
(FORMERLY NAMED TRIFLEX FUND, INC.)

The Balanced Fund uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of high-grade bonds, bonds convertible into the common stock of the issuing corporations, and money market instruments. We change the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.


The Balanced Fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.



We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise.


The Balanced Fund will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Fund's objectives.

The Balanced Fund will invest in fixed-income securities and equity securities as described above. However, the Balanced Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Fund's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.



SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity to debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Fund determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.

RISK FACTORS
-------------------------------------------------------------------

The following discussion relates to all three funds. The risk/return summary located at the beginning of this prospectus identifies some specific risks applicable to each individual fund.

GENERAL. There is no assurance that a fund will achieve its goals. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a fund.

The risk inherent in investing in any fund is a risk common to any security. That is, the value of a fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that fund. Each fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

Any of the funds could lose money if the stock markets in general go down or if the particular stocks purchased by a fund go down in value. In addition, the funds could lose money if prevailing interest rates increase or if the debt securities purchased by a fund are downgraded or defaulted upon.

STOCK INVESTMENT RISKS. Because each fund invests a substantial portion of its assets in stocks, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of each fund's portfolio securities change. Stock prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect that company's stock price (for example, poor earnings, loss of major customers, or major litigation). The funds cannot always predict the factors that will affect a stock's price. The funds, however, do attempt to limit market risk by diversifying their investments. The funds diversify their investments by generally investing only a small percentage of their assets in any one company and by not holding a substantial amount of the stock of any one company.

For the Growth Fund and the Equity Income Fund, the portfolio managers decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessment of the future growth or income prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (I.E., do not grow in value or produce dividend income as expected), that fund could underperform its peers or lose money.

The Growth Fund is generally considered more aggressive than the Equity Income and Balanced Funds because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. Investors in the Growth Fund should expect greater fluctuations in share price, yield, and total return than with less aggressive funds.

DEBT SECURITIES RISKS. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.

The funds could lose money if any bonds they own are downgraded in credit rating or go into default. In general, lower-rated bonds, such as junk bonds, have higher credit risks. The Growth Fund is the only fund permitted to invest in junk bonds. Junk bonds have additional risks, including limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the actual price at which it can be sold. Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds' management.

SMALLER COMPANY RISKS. Smaller companies in which each of the funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies.

YEAR 2000 RISKS. Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds and their shareholders.

PURCHASES AND REDEMPTIONS
-------------------------------------------------------------------
PURCHASING SHARES


You may purchase Class J shares of a fund through certain financial intermediaries (such as broker-dealers, investment advisers and mutual fund "supermarkets") that have distribution agreements with SM&R and are authorized to accept orders on the funds behalf. Shares are sold at the net asset value per share next computed as and when provided below (See "Pricing of Fund Shares"). These financial intermediaries may charge you a fee for this service and may require different minimum initial and subsequent purchases than the funds. These financial intermediaries may also impose other charges or restrictions different from those applicable to individuals who invest in other classes of the funds directly.



You should keep in mind that if your shares are held in the name of a financial intermediary or other party, you are not considered a shareholder of record and therefore may not be able to utilize services available only to shareholders of record.



Certificates are not issued for shares of the funds. SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued.


OPENING AN ACCOUNT: To purchase shares, you must submit a completed account application. Special forms or information may be required when establishing an IRA/SEP or 403(b) plan. Please note that third party checks will not be accepted to open a new account, except for IRA Rollover checks that are properly endorsed.

MINIMUM PURCHASE REQUIREMENT: The minimum initial investment is $2,000 and all subsequent investments must be at least $500. We apply investment minimums to the aggregate value invested in omnibus accounts established by broker-dealers. We reserve the right to reject any purchase.

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). We determine each fund's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a fund's net asset value plus the sales charge, if any. You may purchase shares offered in this prospectus without a sales charge. The offering price for shares offered in this prospectus is the applicable net asset value.

EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED). We calculate net asset value each day at the close of regular trading on the Exchange (currently 3:00 p.m. Central Time). In the event the Exchange closes early on a particular day, we will determine the net asset value of each fund as of the close of the Exchange that day. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. On any day the Exchange is open for regular trading, we will execute purchases and redemptions at the next applicable price determined THAT DAY if:


      - SM&R receives your order in proper form prior to the close of regular trading on the Exchange;



      - a financial intermediary having a distribution agreement with SM&R receives your order prior to the close of regular trading on the Exchange on the same day; or


      - for purchases, Moody National Bank receives your purchase payment by bank wire and reports it to SM&R prior to the close of the Exchange.

If we receive your order after the close of the Exchange or on any day that the Exchange is closed, we will execute your purchase or redemption at the price next determined on the next business day. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SPECIAL SERVICES

EXCHANGE PRIVILEGE. As an investor in a fund, you may be permitted to exchange shares that you own in a fund with shares of some of the other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE AND WHETHER AN EXCHANGE IS PERMITTED.

WE MAY TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE OFFER AT ANY TIME.

You may exchange Class J shares of a fund, without an exchange fee, for shares of the CORRESPONDING CLASS of another fund managed by SM&R. You also may exchange your Class J shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, provided that you meet any minimum investment requirement for the shares you wish to acquire.

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

    (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

    (d) the minimum dollar amount of a telephone exchange is $500;

    (e) SM&R must have received full payment for the shares being exchanged;

    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

    (g) any shares that you wish to exchange must have been held for at least ten (10) business days;

    (h) certificates representing shares, if any, are returned before such shares are exchanged; and

    (i) you have received a prospectus for the shares you receive in the exchange.

The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE

INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

EXCESSIVE TRADING. Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the funds and raise the funds' expenses. We currently define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions between the participating funds.

There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.

RETIREMENT PLANS

The following retirement plans may invest in Class J shares of the funds:

      - Individual Retirement Accounts (IRAs), which include traditional IRAs, Roth IRAs, Education IRAs, and SIMPLE IRAs,

      - Simplified Employee Pension Plans (SEPs),

      - 403(b) Custodial Accounts (TSAs), and

      - corporate retirement plans.

These plans allow you to shelter investment income from federal income tax while saving for retirement. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your financial intermediary. A regular fund application should be used when establishing a corporate retirement plan. The minimum initial purchase for the funds is $100. SM&R acts as trustee or custodian for IRAs, SEPs, and TSAs for the funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has an IRA, SEP, or TSA in the funds and will be automatically deducted from each account. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS. The Equity Income and Balanced Funds will pay dividends from investment income, if any, quarterly, generally during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any.

Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by an investor represents in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the fund making such distribution unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the funds. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

TAXABILITY OF DIVIDENDS. Dividends you receive from the funds, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

BACKUP WITHHOLDING. Backup withholding of federal income tax may be applied at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

REDEEMING SHARES


You can redeem fund shares at the net asset value determined on the date the request is received by SM&R in proper form. If you redeem through a financial intermediary, the financial intermediary may charge you a fee for this service.


If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in proper form. We currently charge a fee in the amount of $8.00 for redemptions by wire under $5,000.

If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

SYSTEMATIC WITHDRAWAL PLAN. The funds have a Systematic Withdrawal Plan ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the account application and returning it to SM&R. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account.

For further information about the "Systematic Withdrawal Plan," contact your investment adviser or broker-dealer.

"PROPER FORM" means the request for redemption must include:

    (1) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the fund shares are registered. It is suggested that certificates be returned by certified mail for your protection;

    (2) any required signature guarantees (see "Signature Guarantees" below);
        and

    (3) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans, and other organizations.

Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to the fund's transfer agent in proper form for processing.

SIGNATURE GUARANTEES. A signature guarantee verifies the authenticity of your signature. Signature guarantees are required when:

    (1) the proceeds of the redemption exceed $25,000;

    (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account;

    (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; or

    (4) the funds or its transfer agent believes a signature guarantee would protect against potential claims based on the transfer instructions, including, when the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the funds or transfer agent.

You should be able to obtain an acceptable signature guarantee from a bank, broker, dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, or registered securities association. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

REDEMPTION OF SMALL ACCOUNTS. The funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500. You will be notified that the value of your account is less than the required minimum and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE FUNDS. The funds, acting directly or through SM&R, reserve the right:

      - to waive or lower investment minimums;

      - to accept subsequent purchases by telephone from financial intermediaries;

      - to refuse any purchase order;

      - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

      - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur or has occurred;

      - to otherwise modify the conditions of purchase and any services at any time;

      - to refuse to act on instructions not believed to be genuine; or

      - to eliminate duplicate mailings of fund material to shareholders who reside at the same address.

THE FUNDS AND MANAGEMENT
-------------------------------------------------------------------

INVESTMENT ADVISER

Each fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the fund's investment adviser, the management of the fund's day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. While the use of this combined Prospectus subjects each fund to possible liability as the result of statements or omissions regarding another fund, the Board of Directors of each fund considers the benefits to the respective fund of using a combined Prospectus to outweigh the risk.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment funds.

ADVISORY AGREEMENTS

GROWTH FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Growth Fund at the annual rate as follows:

          ON THE PORTION OF EACH FUND'S               BASIC ADVISORY
            AVERAGE DAILY NET ASSETS                 FEE ANNUAL RATE
-------------------------------------------------  --------------------
Not exceeding $100,000,000                                  0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                              0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                              0.500%
Exceeding $300,000,000                                      0.400%

We adjust the basic advisory fee rate by comparing the fund's investment performance during the previous thirty-six (36) months with the investment performance of the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. over the same period. Specifically, we adjust the basic advisory fee each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the fund for the succeeding month. The advisory fee for such month will be one-twelfth ( 1/12th) of the resulting dollar figure.

                                      PERFORMANCE
      PERFORMANCE COMPARED            ADJUSTMENT
        TO LIPPER INDEX                 AMOUNT
--------------------------------  -------------------
0.10% to 0.99% above                      +0.02%
1.00% to 1.99% above                      +0.04%
2.00% to 2.99% above                      +0.06%
3.00% to 3.99% above                      +0.08%
4.00% to 4.99% above                      +0.10%
5.00% to 5.99% above                      +0.12%
6.00% to 6.99% above                      +0.14%
7.00% to 7.99% above                      +0.16%
8.00% to 8.99% above                      +0.18%
9.00% and above                           +0.20%
0.10% to 0.99% below                      -0.02%
1.00% to 1.99% below                      -0.04%
2.00% to 2.99% below                      -0.06%
3.00% to 3.99% below                      -0.08%
4.00% to 4.99% below                      -0.10%
5.00% to 5.99% below                      -0.12%
6.00% to 6.99% below                      -0.14%
7.00% to 7.99% below                      -0.16%
8.00% to 8.99% below                      -0.18%
9.00% and below                           -0.20%

See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings

EQUITY INCOME AND BALANCED FUNDS. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Equity Income and Balanced Funds at the annual rate as follows:

          ON THE PORTION OF EACH FUND'S               BASIC ADVISORY
            AVERAGE DAILY NET ASSETS                 FEE ANNUAL RATE
-------------------------------------------------  --------------------
Not exceeding $100,000,000                                  0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                              0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                              0.500%
Exceeding $300,000,000                                      0.400%

SM&R received total advisory fees from the Growth, Equity Income, and Balanced Funds for the fiscal year ended December 31, 1998 of 0.49%, 0.67%, and 0.75%, respectively, of each fund's average daily net assets. Each fund's advisory fees may be higher than the fees paid by other mutual funds, but each fund believes its fees are comparable to those paid by funds with the same or similar investment objective.


ADMINISTRATIVE SERVICES

Pursuant to Administrative Service Agreements with the funds, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the funds. Under the agreements, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:

                                                         ADMINISTRATIVE
            ON THE PORTION OF EACH FUND'S                  SERVICE FEE
               AVERAGE DAILY NET ASSETS                    ANNUAL RATE
------------------------------------------------------  -----------------
Not exceeding $100,000,000                                      0.25%
Exceeding $100,000,000 but not exceeding $200,000,000           0.20%
Exceeding $200,000,000 but not exceeding $300,000,000           0.15%
Exceeding $300,000,000                                          0.10%

In each fund's administrative service agreement, SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.


SM&R received total administrative service fees of 0.23% for the Growth Fund; 0.22% for the Equity Income Fund; and 0.25% for the Balanced Fund for the fiscal year ended December 31, 1998 of each fund's average daily net assets.


PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the funds. While the following individual is primarily responsible for the day-to-day portfolio management of the funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND, AND PORTFOLIO MANAGER OF THE EQUITY INCOME FUND AND BALANCED FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

FINANCIAL HIGHLIGHTS                                                 GROWTH FUND
-------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Growth Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors. IF MULTIPLE CLASSES OF SHARES OF THE GROWTH FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS J SHARES OF THE GROWTH FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF DISTRIBUTION AND/OR SERVICE (12b-1) FEES.



                                                            YEAR ENDED DECEMBER 31,
                                           ---------------------------------------------------------
                                               1998         1997       1996       1995       1994
                                           -------------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year           $    5.24    $    4.95  $    4.39  $    3.83  $    4.15
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                           0.04         0.06       0.05       0.08       0.06
  Net Realized and Unrealized Gain (Loss)
    on Securities                                 0.85         1.03       0.73       0.88       0.15
                                           -------------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                  0.89         1.09       0.78       0.96       0.21
                                           -------------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income           (0.04)       (0.06)     (0.05)     (0.08)     (0.06)
  Distributions from Capital Gains               (0.40)       (0.74)     (0.17)     (0.32)     (0.47)
                                           -------------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                              (0.44)       (0.80)     (0.22)     (0.40)     (0.53)
                                           -------------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                 $    5.69    $    5.24  $    4.95  $    4.39  $    3.83
                                           -------------  ---------  ---------  ---------  ---------
                                           -------------  ---------  ---------  ---------  ---------
TOTAL RETURN                                    18.35%       22.24%     17.64%     25.20%      4.98%
                                           -------------  ---------  ---------  ---------  ---------
                                           -------------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)      $ 203,109    $ 178,344  $ 152,758  $ 134,821  $ 113,250
Ratio of Expenses to Average Net Assets          0.85%        0.96%      1.15%      0.98%      0.97%
Ratio of Net Income to Average Net Assets        0.69%        1.03%      1.02%      1.67%      1.46%
Portfolio Turnover Rate                         27.31%       46.79%     18.72%     37.00%     46.26%

FINANCIAL HIGHLIGHTS                                          EQUITY INCOME FUND
-------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Equity Income Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Equity Income Fund's former independent auditors. IF MULTIPLE CLASSES OF SHARES OF THE EQUITY INCOME FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS J SHARES OF THE EQUITY INCOME FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF DISTRIBUTION AND/OR SERVICE (12b-1) FEES.



                                                           YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------
                                              1998             1997      1996      1995      1994
                                          ------------       --------  --------  --------  --------
Net Asset Value, Beginning of Year          $  26.99         $  25.05  $  22.59  $  18.90  $  21.66
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                         0.62             0.63      0.58      0.62      0.62
  Net Realized and Unrealized Gain
    (Loss) on Securities                        2.50             4.96      3.10      4.82     (0.75)
                                          ------------       --------  --------  --------  --------
TOTAL FROM INVESTMENT OPERATIONS                3.12             5.59      3.68      5.44     (0.13)
                                          ------------       --------  --------  --------  --------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income         (0.62)           (0.64)    (0.58)    (0.63)    (0.61)
  Distributions from Capital Gains              1.47            (3.01)    (0.64)    (1.12)    (2.02)
                                          ------------       --------  --------  --------  --------
TOTAL DISTRIBUTIONS                            (2.09)           (3.65)    (1.22)    (1.75)    (2.63)
                                          ------------       --------  --------  --------  --------
Net Asset Value, End of Year                $  28.02         $  26.99  $  25.05  $  22.59  $  18.90
                                          ------------       --------  --------  --------  --------
                                          ------------       --------  --------  --------  --------
TOTAL RETURN                                  12.11%           22.72%    16.46%    29.12%   (0.61)%
                                          ------------       --------  --------  --------  --------
                                          ------------       --------  --------  --------  --------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)     $218,980         $198,687  $165,786  $141,058  $114,231
Ratio of Expenses to Average Net Assets        1.01%            1.05%     1.10%     1.12%     1.12%
Ratio of Net Income to Average Net
  Assets                                       2.22%            2.28%     2.42%     2.89%     2.86%
Portfolio Turnover Rate                       19.29%           39.14%    27.07%    44.00%    52.46%

FINANCIAL HIGHLIGHTS                                               BALANCED FUND
-------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single Balanced Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares. This information is derived from the financial statements of the Balanced Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Balanced Fund's former independent auditors. IF MULTIPLE CLASSES OF SHARES OF THE BALANCED FUND HAD BEEN IN EXISTENCE DURING THE PAST FIVE YEARS, THE FINANCIAL PERFORMANCE OF CLASS J SHARES OF THE BALANCED FUND WOULD HAVE BEEN LOWER THAN DEPICTED BECAUSE OF THE IMPOSITION OF DISTRIBUTION AND/OR SERVICE (12b-1) FEES.



                                                                YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------
                                                   1998         1997       1996       1995       1994
                                               -------------  ---------  ---------  ---------  ---------
Net Asset Value,
Beginning of Year                                $   18.32    $   17.90  $   16.85  $   14.32  $   15.35
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                               0.48         0.57       0.49       0.49       0.45
  Net Realized and Unrealized Gain (Loss) on
    Securities                                        1.96         2.50       1.48       2.67      (0.22)
                                               -------------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                      2.44         3.07       1.97       3.16       0.23
                                               -------------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income               (0.47)       (0.59)     (0.49)     (0.49)     (0.45)
  Distributions from Capital Gains                   (0.66)       (2.06)     (0.43)     (0.14)     (0.81)
                                               -------------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                                  (1.13)       (2.65)     (0.92)     (0.63)     (1.26)
                                               -------------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                     $   19.63    $   18.32  $   17.90  $   16.85  $   14.32
                                               -------------  ---------  ---------  ---------  ---------
                                               -------------  ---------  ---------  ---------  ---------
TOTAL RETURN                                        13.83%       17.46%     11.86%     22.29%      1.49%
                                               -------------  ---------  ---------  ---------  ---------
                                               -------------  ---------  ---------  ---------  ---------
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Year (000's omitted)          $  29,367    $  25,838  $  23,188  $  21,757  $  19,023
Ratio of Expenses to Average Net Assets(1)           1.25%        1.26%      1.21%      1.26%      1.25%
Ratio of Net Income to Average Net Assets            2.55%        3.02%      2.83%      2.99%      2.91%
Portfolio Turnover Rate                             16.01%       27.52%     23.78%     16.39%     46.95%



(1) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.37%, 1.36%, 1.34%, 1.46% and 1.45% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

-------------------------------------------------------------------

APPENDIX A

(Description of Ratings Used in Prospectus)
--------------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rate "AA" also qualifies as a high-quality, fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB   Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as
B    predominantly speculative with respect to the issuer's capacity to pay pre-
CCC ferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

FOR MORE INFORMATION ABOUT THE FUNDS
-------------------------------------------------------------------

The following documents contain more information about the       SM&R GROWTH FUND, INC.
funds and are available free upon request:                       SM&R EQUITY INCOME FUND,
STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains      INC.
additional information about all aspects of the funds. A         SM&R BALANCED FUND, INC.
current SAI has been filed with the Securities and Exchange
Commission and is incorporated herein by reference.
ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and
semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year
ended December 31, 1998 will contain a discussion of the
market conditions and investment strategies that
significantly affected each fund's performance during the
last fiscal year.

REQUESTING DOCUMENTS. You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:

        SECURITIES MANAGEMENT AND RESEARCH, INC.
        P.O. BOX 58969
        HOUSTON, TEXAS 77258-8969
        TELEPHONE: 1-800-231-4639 (TOLL FREE) OR
                   1-281-334-2469 (COLLECT)

PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                                              Investment Company
                                                             File Nos. 811-00623
                                                                       811-01916
                                                                       811-02818

SM&R
EQUITY FUNDS


P R O S P E C T U S


MAY 1, 1999


 -  SM&R GROWTH FUND, INC.
 -  SM&R EQUITY INCOME FUND, INC.
 -  SM&R BALANCED FUND, INC.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CLASS T         (CERTAIN ELIGIBLE PURCHASERS
                AND SHAREHOLDERS
                PRIOR TO JANUARY 1, 1999)

TABLE OF CONTENTS
-------------------------------------------------------------------

RISK/RETURN SUMMARY..........................................          1
  SM&R Growth Fund...........................................          1
  SM&R Equity Income Fund....................................          3
  SM&R Balanced Fund.........................................          5
  Types of Investment Risk...................................          7
  Bar Chart and Performance Table............................          8
  Fees and Expenses of the Funds.............................         12
SHARES OF THE FUNDS..........................................         14
  Eligible Purchasers of Class T Shares......................         14
  Class T Sales Charges......................................         16
  Sales Charge Reductions and Waivers........................         16
INVESTMENT OBJECTIVES AND POLICIES...........................         18
  Growth Fund................................................         18
  Equity Income Fund.........................................         20
  Balanced Fund..............................................         22
RISK FACTORS.................................................         24
PURCHASES AND REDEMPTIONS....................................         27
  Purchasing Shares..........................................         27
  Pricing of Fund Shares.....................................         28
  Special Purchase Plans and Services........................         29
  Retirement Plans...........................................         33
  Dividends, Distributions, and Taxes........................         34
  Redeeming Shares...........................................         36
THE FUNDS AND MANAGEMENT.....................................         40
FINANCIAL HIGHLIGHTS.........................................         44
  Growth Fund................................................         44
  Equity Income Fund.........................................         45
  Balanced Fund..............................................         46
APPENDIX.....................................................        A-1

RISK/RETURN SUMMARY                                             SM&R GROWTH FUND
-------------------------------------------------------------------

GROWTH FUND'S INVESTMENT OBJECTIVE
                   The Growth Fund seeks long-term capital
                   growth by investing primarily in common stocks that provide an opportunity for capital appreciation over time.

GROWTH FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Growth Fund normally invests at least 85% of its total assets in common stocks. In selecting stocks, this fund:
                   - chooses the stocks of financially sound companies that have a proven ability to make and sustain a profit over time, and
                   - places an emphasis on companies with growth potential.


                   The Growth Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with higher growth prospects, referred to as "overweighting." Examples of sectors with higher growth prospects currently include technology, healthcare, and consumer staples. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average growth characteristics (for example, utilities and basic materials), referred to as "underweighting."


                   The Growth Fund may also invest in debt obligations (such as convertible preferred stocks, debentures, and notes), including below investment grade bonds ("junk" bonds).

PRINCIPAL RISKS OF INVESTING IN THE GROWTH FUND
                   You could lose money on your investment in the Growth Fund, or it could underperform other investments, if any of the following occurs:
                   - the stock market goes down

RISK/RETURN SUMMARY                                       SM&R GROWTH FUND, INC.
-------------------------------------------------------------------

                   - the investment decisions of management (such as sector
                     overweighting and underweighting and individual stock selection) do not achieve the desired results
                   - interest rates increase
                   - issuers of debt obligations default or are unable to pay amounts due

                   Investments by the Growth Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE GROWTH FUND

                   This fund may be appropriate if you:
                   - have long time horizons (ten years or more)
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns
                   - want to diversify your portfolio
                   - are investing for retirement or other goals that are many years in the future

                   This fund may NOT be appropriate:
                   - if you are investing with a shorter time horizon
                   - if you are uncomfortable with an investment that will go up and down in value
                   - as your complete portfolio

RISK/RETURN SUMMARY                                SM&R EQUITY INCOME FUND, INC.
-------------------------------------------------------------------

EQUITY INCOME FUND'S INVESTMENT OBJECTIVE
                   The Equity Income Fund seeks current income with a secondary objective of long-term capital appreciation.

EQUITY INCOME FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Equity Income Fund normally invests at least 75% of its assets in equity securities. This fund also invests in preferred stocks and investment grade debt securities (such as publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit). In selecting common and preferred stocks, the fund focuses on companies with consistent and increasing dividend payment histories and future earnings potential sufficient to continue such dividend payments. This fund's goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

                   The Equity Income Fund generally purchases a higher proportion of stocks (relative to their market weight) from those sectors of the market with greater dividend prospects, referred to as "overweighting." Examples of sectors with greater dividend prospects currently include financial companies like banks, insurance companies, and real estate investment trusts. On the other hand, the fund generally purchases a smaller proportion of stocks (relative to their market weight) from sectors of the market with below average dividend yields (such as technology and consumer staples), referred to as "underweighting."

RISK/RETURN SUMMARY                                SM&R EQUITY INCOME FUND, INC.
-------------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE EQUITY INCOME FUND
                   You could lose money on your investment in the Equity Income Fund, or it could underperform other investments, if any of the following occurs:
                   - the stock market goes down and/or interest rates increase
                   - the investment decisions of management (such as sector
                     overweighting and underweighting and individual stock selection) do not achieve the desired results
                   - issuers of debt obligations default or are unable to pay amounts due
                   - the fund cannot find a buyer for securities

                   Investments by the Equity Income Fund in smaller companies may involve greater risks than larger established companies.

WHO MAY WANT TO INVEST IN THE EQUITY INCOME FUND
                   This fund may be appropriate if you:
                   - are looking for a fund that has both growth and income
                     components
                   - are seeking to protect the purchasing power of your money while retaining the potential for growth and reducing exposure to the volatility of the market
                   - are willing to accept higher short-term risk along with
                     higher potential long-term returns
                   - are retired or nearing retirement

                   This fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - require a high degree of stability of your principal
                   - desire your return to be either ordinary income or capital gains, but not both

RISK/RETURN SUMMARY                                     SM&R BALANCED FUND, INC.
-------------------------------------------------------------------

BALANCED FUND'S INVESTMENT OBJECTIVE
                   The Balanced Fund seeks to conserve principal, produce current income, and achieve long-term capital appreciation.


BALANCED FUND'S PRINCIPAL INVESTMENT STRATEGIES
                   The Balanced Fund uses a "balanced" approach by investing part of the assets in common stocks and the remainder in a combination of U.S. government bonds, investment grade corporate bonds, collateralized mortgage obligations, mortgaged backed securities, convertible bonds, and money market instruments. The ratio of stocks to bonds changes in response to changing economic conditions. This flexibility may help to reduce price volatility.



                   This fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks are diversified and are selected based upon two models. One model is based on profitability measurements and the other model is based on the corporation's return on invested cash. The bonds, meanwhile, may serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream. The fund invests at least 25% of assets in fixed income securities, all of which are rated BBB or better (investment grade).


PRINCIPAL RISKS OF INVESTING IN THE BALANCED FUND
                   You could lose money on your investment in the Balanced Fund, or it could underperform other investments, if any of the following occurs:
                   - interest rates increase or the stock market goes down
                   - issuers of debt obligations default or are unable to pay amounts due
                   - the investment decisions of management do not achieve the desired results

                   Investments by the Balanced Fund in smaller companies may involve greater risks than larger established companies.

RISK/RETURN SUMMARY                                     SM&R BALANCED FUND, INC.
-------------------------------------------------------------------

WHO MAY WANT TO INVEST IN THE BALANCED FUND
                   This fund may be appropriate if you:
                   - are seeking supplemental income and conservation of the
                     purchasing power of your capital
                   - are looking for a more conservative alternative to a
                     growth-oriented fund
                   - want a well-diversified and relatively stable investment allocation
                   - need a core investment
                   - are retired or nearing retirement

                   This fund may NOT be appropriate if you:
                   - are investing for maximum return over a long time horizon
                   - desire your return to be either ordinary income or capital gains, but not both
                   - require a high degree of stability of your principal

RISK/RETURN SUMMARY
-------------------------------------------------------------------

TYPES OF INVESTMENT RISK

As indicated above, each of the three funds is subject to the following types of risks to varying degrees:

CREDIT RISK. The risk that the issuer of a security, or a party to a contract, will default or otherwise not honor a financial obligation. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

INTEREST RATE RISK. The risk of declines in market value of an income-bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values. THIS RISK APPLIES TO ALL OF THE FUNDS, BUT MAY HAVE A GREATER IMPACT ON THE BALANCED AND EQUITY INCOME FUNDS.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them. The fund may have to sell at a lower price, sell other securities instead, or forego an investment opportunity, any of which could have a negative effect on fund management or performance.


INVESTMENT STYLE OR MANAGEMENT RISK. The risk that a strategy used by a fund's management may fail to produce the intended result because:


- management fails to properly implement the selected investment strategy; or


- the securities that fit the fund's investment style do worse than securities that fit other investment styles


This risk is common to all mutual funds.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. The fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. This risk is common to all stocks and bonds and the mutual funds that invest in them.

RISK/RETURN SUMMARY
------------------------------------------------

BAR CHART AND PERFORMANCE TABLE

The bar charts and performance tables shown below provide some indication of the risks of investing in the funds and the variability of returns:
- by showing each fund's performance for each year over a ten year period, and
- by showing how each fund's average annual returns for 1, 5, and 10 years compare to those of both a broad-based securities market index and an index of funds with similar investment objectives.

The returns shown do not reflect any sales loads that would be imposed on the purchase or sale of any shares and are based on an investment in the funds prior to the creation of multiple classes of shares. We created the multiple classes of shares on January 1, 1999.

Past performance is not necessarily an indication of how the funds will perform in the future.

RISK/RETURN SUMMARY                                             SM&R GROWTH FUND
-------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          24.33%
1990          -2.94%
1991          36.98%
1992          -2.50%
1993           8.17%
1994           4.98%
1995          25.20%
1996          17.64%
1997          22.24%
1998          18.35%




* During the ten year period shown in the bar chart, the Growth Fund's highest return for a quarter was 19.41% achieved December 31, 1998 and its lowest return for a quarter was a negative 13.16% for the quarter September 30, 1990.



   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)   PAST ONE YEAR  PAST 5 YEARS   PAST 10 YEARS
---------------------------  -------------  -------------  -------------
  GROWTH FUND                   11.53%         16.10%         13.90%
  S&P 500-REGISTERED            28.61%         24.05%         19.19%
    TRADEMARK-*
  LIPPER GROWTH FUND            25.69%         19.82%         17.20%
    INDEX**


 * The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Growth Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds which invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

RISK/RETURN SUMMARY                                      SM&R EQUITY INCOME FUND
-------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          28.12%
1990           0.75%
1991          29.06%
1992           3.31%
1993          10.63%
1994          -0.61%
1995          29.12%
1996          16.46%
1997          22.72%
1998          12.11%




During the ten year period shown in the bar chart, the Equity Income Fund's highest return for a quarter was 11.12% achieved December 31, 1991 and its lowest return for a quarter was a negative 7.61% for the quarter September 30, 1998.



   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)   PAST ONE YEAR  PAST 5 YEARS   PAST 10 YEARS
---------------------------  -------------  -------------  -------------
  EQUITY INCOME FUND             5.65%         14.15%         13.95%
  S&P 500-REGISTERED            28.61%         24.05%         19.19%
    TRADEMARK-*
  LIPPER EQUITY INCOME FUND     11.78%         16.62%         14.89%
    INDEX**


* The S&P 500-Registered Trademark- is the Standard & Poor's Composite Index of 500 Stocks, a widely recognized, unmanaged index of common stock prices. Standard & Poor's, S&P, and S&P 500-Registered Trademark- are registered trademarks of Standard & Poor's Corporation.

** The Lipper Equity Income Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 10 largest open-end funds which seek relatively high current income and growth of income through investing 60% or more of their portfolios in equities.

RISK/RETURN SUMMARY                                           SM&R BALANCED FUND
-------------------------------------------------------------------


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989          13.66%
1990           1.37%
1991          24.53%
1992           3.00%
1993           6.31%
1994           1.49%
1995          22.29%
1996          11.86%
1997          17.46%
1998          13.83%




During the ten year period shown in the bar chart, the Balanced Fund's highest return for a quarter was 10.18% achieved December 31, 1998 and its lowest return for a quarter was a negative 7.64% for the quarter September 30, 1990.



   AVERAGE ANNUAL TOTAL
 RETURNS (FOR THE PERIODS
 ENDING DECEMBER 31, 1998)   PAST ONE YEAR  PAST 5 YEARS   PAST 10 YEARS
---------------------------  -------------  -------------  -------------
  BALANCED FUND                  7.28%         11.81%         10.64%
  LEHMAN BROTHERS                8.44%          6.60%          8.52%
    INTERMEDIATE
    GOVERNMENT/CORPORATE
    INDEX*
  LIPPER BALANCED FUND          15.09%         13.88%         13.32%
    INDEX**


* The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of the performance of the bond market as a whole.

** The Lipper Balanced Fund Index is a widely recognized, equally weighted performance index (adjusted for capital gains distributions and income dividends) of the 30 largest open-end funds whose primary objective is to conserve principal by maintaining a balanced portfolio of stocks and bonds. The stock/bond ratio typically ranges around 60%/40%.

RISK/RETURN SUMMARY
-------------------------------------------------------------------

FEES AND EXPENSES OF THE FUNDS

This table describes the fees and expenses that you may pay if you buy and hold shares of the funds.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                 GROWTH,
                                                 EQUITY
                                               INCOME, AND
                                                BALANCED
                                                  FUNDS
                                               -----------
                                                 CLASS T
                                               -----------
Maximum Sales Charge Imposed on Purchases (as
  a percentage of offering price)                 5.75%(1)
Maximum Deferred Sales Charge (as a
  percentage of offering price)(2)                 None
Maximum Sales Charge Imposed on Reinvested
  Dividends and Other Distributions (as a
  percentage of offering price)                    None
Exchange Fees                                      None

ANNUAL FUND OPERATING EXPENSES(3)
(expenses that are deducted from fund assets)



                                                              EQUITY
                                                              INCOME    BALANCED
                                               GROWTH FUND     FUND       FUND
                                               -----------   --------   --------
                                                 CLASS T     CLASS T    CLASS T
                                               -----------   --------   --------
Management Fees                                    0.49%        0.67%     0.75%
Other Expenses(4)                                  0.36%        0.34%     0.62%
Total Annual Fund Operating Expenses(5)            0.85%        1.01%     1.37%


NOTES TO FEES AND EXPENSES OF THE FUNDS

(1) You pay a sales charge of 5.75% on initial investments in Class T shares of less than $50,000. You pay a reduced sales charge at certain breakpoints, as follows:

    - 4.50% on initial investments of at least $50,000 but less than $100,000

    - 3.50% on initial investments of at least $100,000 but less than $250,000

    - 2.50% on initial investments of at least $250,000 but less than $500,000

    - zero on initial investments of $500,000 or more

(2) You pay an $8.00 transaction fee for each expedited wire redemption.


(3) The "Management Fees" and "Other Expenses" shown for the funds are for the year ended December 31, 1998. NO DISTRIBUTION OR SERVICE (12b-1) FEES ARE IMPOSED ON CLASS T SHARES OF THE FUNDS.

RISK/RETURN SUMMARY
------------------------------------------------


(4) "Other Expenses" include the 0.25% Administrative Service Fee. "Other Expenses" for Class T shares are based on the expenses and average net assets of the Growth, Equity Income, and Balanced Fund for the fiscal year ended December 31, 1998.



(5) The Fee Table does NOT reflect any fees waived or expenses assumed either contractually or voluntarily by the funds' manager, Securities Management and Research, Inc. ("SM&R"). Pursuant to the Administrative Service Agreement, SM&R will pay (or reimburse) each fund for regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative fee, but do not include any 12b-1 fee or class-specific expenses. During the fiscal year ended December 31, 1998, SM&R waived management fees of 0.12% for the Balanced Fund.


EXAMPLES OF EXPENSES

These examples are intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. These examples assume that you invest $10,000 in each fund and applicable class thereof for the time periods indicated, based on expenses BEFORE fee waivers and expense reimbursements. These examples also assume that your investment has a 5% return each year and that the funds' operating expenses remain the same. YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER THAN SHOWN.

You would pay the following expenses, based on these assumptions, if you actually redeem all of your shares at the end of the period shown:


                             ONE YEAR     THREE YEARS   FIVE YEARS    TEN YEARS
                            -----------  -------------  -----------  -----------
Growth Fund (Class T)        $     657     $     831     $   1,019    $   1,564
Equity Income Fund (Class
  T)                         $     672     $     878     $   1,101    $   1,740
Balanced Fund (Class T)      $     706     $     984     $   1,282    $   2,127


Because there are no deferred sales charges or redemption fees, you would pay the same expenses, based on these assumptions, if you did NOT redeem your shares.

SHARES OF THE FUNDS
-------------------------------------------------------------------

The funds ("we") offer Class T shares through this Prospectus. The funds offer Class T shares at net asset value plus an initial sales charge. Class T shares do not impose any distribution and service (12b-1) fees.

The funds offer five other classes through separate prospectuses: (1) Class A "front-end load" shares; (2) Class B "back-end load" shares; (3) Class C "level load" shares; (4) Class Y "institutional" shares; and (5) Class J "network" shares offered through certain financial intermediaries that have distribution agreements with Securities Management and Research, Inc. ("SM&R"). Class A, Class B, Class C, Class Y, and Class J shares are subject to different sales charges and other expenses and, accordingly, may have expense ratios and performance that differs from those of Class T shares. You are encouraged to consider all of the class alternatives and choose the one that fits your individual circumstances at the lowest level of fees. FOR MORE INFORMATION ON THE OTHER CLASSES OF SHARES OR TO REQUEST A PROSPECTUS FOR ANOTHER CLASS, CALL INVESTOR SERVICES AT (800) 231-4639.

ELIGIBLE PURCHASERS OF CLASS T SHARES

In general, Class T shares may only be purchased by existing shareholders that owned shares of a fund on December 31, 1998 and certain other designated persons. The other designated persons that can purchase Class T shares include:

    (a) present and retired directors, officers, and full-time employees of the funds and their spouses;

    (b) present and retired directors, officers, registered representatives, and full-time employees of SM&R and their spouses;

    (c) present and retired officers, directors, and full-time employees (and their spouses) of: (1) American National Insurance Company ("American National"), (2) American National subsidiaries, and (3) any insurance company for which any of American National's present directors serve as a director;

    (d) present and retired partners and full-time employees of legal counsel to SM&R (and officers and directors of any professional corporations which are partners of such legal counsel) and their spouses;

    (e) any child or step-child of any person named in (a), (b), (c), or (d) above and their spouses;

    (f) any trust, pension, profit-sharing, IRA, or other benefit plan for any of such persons mentioned in (a), (b), (c), (d) or (e);

    (g) custodial accounts for minor children of such persons mentioned in (a),
        (b), (c), (d) or (e) pursuant to the Uniform Gifts to Minors or Uniform Transfers to Minors Acts;

    (h) persons who have received a distribution from a pension, profit-sharing, or other benefit plan, to the extent such distribution represents the proceeds of a redemption of shares of any fund managed by SM&R (other than the Money Market and Primary Funds); and

    (i) persons purchasing shares for a federal or state sponsored post-secondary education funding program.

YOU HAVE THE SOLE RESPONSIBILITY OF NOTIFYING SM&R THAT YOU INTEND TO QUALIFY UNDER ONE OF THESE CATEGORIES.

OPENING AN ACCOUNT. Your ability to open a new account depends on the basis of your eligibility to purchase Class T shares, as follows:

  - If you are eligible to purchase Class T shares because you are an existing shareholder of a fund (and owned shares on December 31, 1998), you can purchase additional Class T shares of the fund in which you are invested, but cannot open a new account in another fund. For example, if you own shares of the Growth Fund only (and you owned shares of that fund on December 31, 1998), you may purchase additional Class T shares of that fund. However, you cannot purchase Class T shares of the Equity Income Fund.

  - If you are a designated person listed in (a)-(i) above, you can open a new account in Class T shares and may purchase Class T shares of any fund managed by SM&R. YOU ARE ALSO ELIGIBLE FOR WAIVER OF THE INITIAL SALES CHARGE AS DESCRIBED BELOW.

CLASS T SALES CHARGES

The offering price of Class T shares is the net asset value plus a "front-end" sales charge. The sales charge is a percentage of the offering price, as shown in the following table:

                                                                SALES CHARGE AS A %
                                          SALES CHARGE AS A %      OF NET AMOUNT
AMOUNT OF INVESTMENT                       OF OFFERING PRICE         INVESTED
----------------------------------------  -------------------  ---------------------
Less than $50,000                                  5.75%                  6.1%
$50,000 but less than $100,000                      4.5%                  4.7%
$100,000 but less than $250,000                     3.5%                  3.6%
$250,000 but less than $500,000                     2.5%                  2.6%
$500,000 and over                                   None                  None

SALES CHARGE REDUCTIONS AND WAIVERS

DISCOUNTS THROUGH CONCURRENT PURCHASES. To qualify for a reduced sales charge on Class T shares, you may combine concurrent purchases of Class T shares of funds managed by SM&R that impose a front-end sales charge. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include:

    (1) Any individual;

    (2) Any individual, his or her spouse, and trusts or custodial accounts for their minor children;

    (3) A trustee or fiduciary of a single trust estate or single fiduciary account;

    (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under Section 401 of the Internal Revenue Code; and

    (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

Purchases in connection with employee benefit plans not qualified under Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the fund will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the fund's prospectus available to individual investors or employees, forwarding investments by such employees to the funds, and the like.

DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class A or Class T shares of a fund managed by SM&R on which you paid a front-end sales charge, you may be able to receive a discount when you buy additional shares. The current net asset value for the shares you already own may be "accumulated"--I.E., combined together with the dollar amount being invested--to achieve quantities eligible for discount.

LETTER OF INTENT. You may qualify for a reduced sales charge on purchases of Class T shares of funds managed by SM&R by completing the Letter of Intent section of the account application. Under a Letter of Intent, an investor expresses an intention to purchase, within 13 months of the initial investment, a specified amount of Class T shares of funds managed by SM&R which, if made concurrently, would qualify for a reduced sales charge. Upon execution of the Letter of Intent, the investor must make a minimum initial investment equal to ten percent (10%) of the amount necessary to qualify for the applicable reduced sales charge. To assure that the full applicable sales charge will be paid if the intended purchase is not completed, five percent (5%) of the total intended purchase amount will be held in escrow in shares registered in the investor's name. Shares held in escrow under a Letter of Intent are not eligible for the exchange privilege until the Letter of Intent is completed or canceled. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the funds to sell the full amount of shares specified.

THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM. The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education by reducing the standard sales charge for investments of less than $50,000 through this Program. The following breakpoints apply to purchases of Class T shares made by individuals investing in the funds through the use of The Education Funding Investment Account Program, as well as the Education IRA:

                                                                SALES CHARGE AS A %
                                          SALES CHARGE AS A %      OF NET AMOUNT
AMOUNT OF INVESTMENT                       OF OFFERING PRICE         INVESTED
----------------------------------------  -------------------  ---------------------
Less than $100,000                                  4.5%                  4.7%
$100,000 but less than $250,000                     3.5%                  3.6%
$250,000 but less than $500,000                     2.5%                  2.6%
$500,000 and over                              See below                  None

TO PARTICIPATE IN THIS SPECIAL PLAN, INVESTORS MUST COMPLETE THE SPECIAL EDUCATION FUNDING INVESTMENT ACCOUNT APPLICATION DESIGNED SPECIFICALLY FOR THE PROGRAM OR AN EDUCATION IRA APPLICATION.

WAIVER OF INITIAL SALES CHARGE FOR CERTAIN PURCHASERS. After SM&R receives a written request, those designated person listed in (a)-(i) above may purchase Class T shares of the funds at net asset value per share without the imposition of any sales charge.

INVESTMENT OBJECTIVES AND POLICIES
-------------------------------------------------------------------

Each fund pursues its own investment objective through various investment policies and techniques. ONLY THE PRINCIPAL INVESTMENT STRATEGIES OF EACH FUND AND THE PRINCIPAL TYPES OF SECURITIES EACH FUND PLANS TO PURCHASE ARE DESCRIBED BELOW. More investment information is in the Statement of Additional Information. These policies and techniques are not fundamental and may be changed by the Board of Directors without shareholder approval.

Because of the market risks inherent in any investment, the funds may not achieve their investment objectives. In addition, effective management of each fund is subject to general economic conditions and to the ability and investment techniques of management. The net asset value of each fund's shares will vary and the redemption value of shares may be either higher or lower than the shareholder's cost. Since each fund has a different investment objective, each will have different investment results and incur different market, financial, and other risks.

SM&R GROWTH FUND, INC.
(FORMERLY NAMED AMERICAN NATIONAL GROWTH FUND, INC.)

The Growth Fund considers its portfolio investments and the composition of its total portfolio from the viewpoint of potential capital appreciation. The Growth Fund adjusts this composition from time to time in light of current conditions. Under normal conditions, the Growth Fund invests at least 85% of its total assets in common stocks.

The Growth Fund invests in the stocks of financially sound companies that have a proven ability to make and sustain a profit over time. Management places an emphasis on companies with growth potential. The Growth Fund does not employ exotic investment strategies, such as using options and futures.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual economic sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. The Growth Fund limits cash to 15% of its assets unless circumstances dictate otherwise.


Because of the Growth Fund's goal of seeking long-term capital growth, certain sectors of the market will have greater weight in the Growth Fund's portfolio while other sectors of the market will have lower representation. For example, the Growth Fund generally overweights the technology sector, which represents approximately 15% to 20% of the Standard & Poor's 500 Index, in the portfolio relative to its market weight. This overweighting reflects the higher growth prospects of technology companies relative to the average company in the market. At varying times, we may also overweight other sectors of the market providing above average growth prospects, like healthcare and consumer staples.


Conversely, the Growth Fund generally underrepresents certain sectors of the market in its portfolio that tend to have below average growth characteristics, like utilities, basic materials, and communications services. As a result of such strategic overweighting and underweighting, the Growth Fund's performance may differ substantially from broad market indexes like the S&P 500 and tend to incur more price volatility than these indexes.

The Growth Fund may invest in convertible preferred stocks rated at least "B" by Standard and Poor's Corporation ("S&P") or at least "b" by Moody's Investors Service, Inc. ("Moody's") preferred stock ratings, and convertible debentures and notes rated at least "B" by S&P and Moody's corporate bond ratings. Investments in convertible securities having these ratings may involve greater risks than convertible securities having higher ratings.

The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Common stocks and convertible securities purchased will be of companies that SM&R believes will provide an opportunity for capital appreciation. On a temporary basis, the Growth Fund may invest in commercial paper which at the date of such investment, is rated in one of the two top categories by one or more of the nationally recognized statistical rating organizations, in certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets, and in repurchase agreements.

SM&R EQUITY INCOME FUND, INC.
(FORMERLY NAMED AMERICAN NATIONAL INCOME FUND, INC.)

The Equity Income Fund considers its portfolio investments and the composition of its total portfolio not only from the viewpoint of present and potential yield, but also from the viewpoint of potential capital appreciation. We adjust this composition of portfolio investments from time to time to best accomplish the Equity Income Fund's investment objectives under current conditions.

In pursuit of its objectives, the Equity Income Fund will invest in common stocks, preferred stocks, and marketable debt securities selected in accordance with its investment objectives. Common and preferred stocks purchased will generally be of companies with consistent and increasing dividend payment histories that SM&R believes will have further earnings potential sufficient to continue such dividend payments. Debt securities include publicly traded corporate bonds, debentures, notes, commercial paper, repurchase agreements, and certificates of deposit in domestic banks and savings institutions having at least $1 billion of total assets. The proportion of assets invested in any particular type of security can be expected to vary, depending on SM&R's appraisal of market and economic conditions. Under normal conditions, the Equity Income Fund will invest at least 75% of its assets in equity securities rather than debt securities.

We view common stocks, as well as investments in preferred stocks and bonds convertible into common stock, from their potential for capital appreciation in addition to their current and potential income yield. Our goal is to maintain a portfolio dividend yield (before fees and expenses) at least 50% greater than that of the S&P 500 Index.

We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then, we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the fund unless circumstances dictate otherwise.

Certain sectors of the market will have greater weight in the Equity Income Fund's portfolio while other sectors of the market will have lower representation. For example, the Equity Income Fund generally overweights the finance sector in its portfolio relative to that sector's market weight (which is approximately 16% of the Standard & Poor's 500 Index). This reflects the greater dividend prospects of financial companies like banks, insurance companies, and real estate investment trusts as compared to the average company in the market. At varying times, we may also overweight other sectors of the market that provide above average dividend prospects, like utilities and energy.

Conversely, the Equity Income Fund generally underrepresents certain sectors of the market tending to have below average dividend yields, like technology, consumer staples, and healthcare. As a result of such strategic overweighting and underweighting, the Equity Income Fund's performance may differ substantially from broad market indexes like the S&P 500.

Corporate debt obligations purchased by the Equity Income Fund will consist only of obligations rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above.

SM&R BALANCED FUND, INC.
(FORMERLY NAMED TRIFLEX FUND, INC.)

The Balanced Fund uses a "balanced" approach by investing part of its assets in stocks of well-known companies and the remainder in a combination of high-grade bonds, bonds convertible into the common stock of the issuing corporations, and money market instruments. We change the ratio of stocks to bonds in response to changing economic conditions. This flexibility helps to reduce price volatility.

The Balanced Fund's goal is relative stability of principal through a balance of stocks, bonds, and cash. The stocks serve to capture the benefits that ownership in corporate America brings. The bonds, meanwhile, can serve as a stabilizing force during times of eroding stock market value, as well as provide a fixed income payment stream into the portfolio.


We identify candidate stock investments based on (1) low equity valuation (price) and (2) improving earnings. Then we evaluate each candidate stock on a fundamental basis by examining past financial performance, managerial skill and foresight, and relative valuation to industry peers and the market as a whole. We utilize this combination of disciplines and human judgement to drive our stock selection process. We believe in evaluating each company's prospects as opposed to relying on broad forecasts of industry prospects. We do not attempt to time economic, market, style or capitalization cycles. Diversification, or weighting of individual sectors, is also dictated by a combination of disciplines and human judgement to varying degrees. We believe in never having less than half or more than double the market weighting in any one sector. Cash is limited to 15% of the portfolio unless circumstances dictate otherwise. The Balanced Fund will only purchase corporate bonds rated either Baa or better by Moody's or BBB or better by S&P. Bonds which are rated Baa by Moody's are considered as medium grade obligations, that is, they are neither highly protected nor poorly secured. Bonds rated BBB by S&P are regarded as having an adequate capacity to pay interest and repay principal. Commercial paper and notes will consist only of direct obligations of corporations whose bonds and/or debentures are rated as set forth above. The Balanced Fund may also invest in repurchase agreements. This balanced investment policy is intended to reduce risk and to obtain results in keeping with the Balanced Fund's objectives.

The Balanced Fund will invest in fixed-income securities and equity securities as described above. However, the Balanced Fund will sometimes be more heavily invested in equity securities and at other times it will be more heavily invested in fixed-income securities, depending on management's appraisal of market and economic conditions. SM&R believes that a fund that is wholly invested in fixed-income securities carries a large interest rate risk. Interest rate risk is the uncertainty about losses due to changes in the rate of interest on debt instruments. The major interest rate risk for investors, however, is not in the interest rate itself, but in the change in the market price of bonds that results from changes in the prevailing interest rate. Higher interest rates would mean lower bond prices and lower net asset value for the Balanced Fund's shareholders assuming no change in its current investment objective and portfolio. Diversifying the Balanced Fund's portfolio with investments such as commercial paper, convertible securities, and common stocks may reduce the decline in value attributable to the increase in interest rate and resulting decrease in the market value of bonds and may reduce the interest rate risk. However, stock prices also fluctuate in response to a number of factors, including changes in general level of interest rates, economic and political developments, and other factors which impact individual companies or specific types of companies. Such market risks cannot be avoided but can be limited through a program of diversification and a careful and consistent evaluation of trends in the capital market and fundamental analysis of individual equity holdings.


SM&R, through an ongoing program of asset allocation, will determine the appropriate level of equity to debt holdings consistent with SM&R's outlook and evaluation of trends in the economy and the financial markets. The Balanced Fund determines its level of commitment to common stocks and specific common stock investments as a result of this process. For example, within an environment of rising inflation, common stocks historically have preserved their value better than bonds; therefore, inclusion of common stocks could tend to conserve principal better than a portfolio consisting entirely of bonds and other debt obligations. In addition, within an environment of accelerating growth in the economy, common stocks historically have conserved their value better than bonds in part due to a rise in interest rates that occur coincidentally with accelerating growth and profitability of the companies.

RISK FACTORS
-------------------------------------------------------------------

The following discussion relates to all three funds. The risk/return summary located at the beginning of this prospectus identifies some specific risks applicable to each individual fund.

GENERAL. There is no assurance that a fund will achieve its goals. Generally, if the securities owned by a fund increase in value, the value of the shares of the fund which you own will increase. Similarly, if the securities owned by a fund decrease in value, the value of your shares will also go down. In this way, you participate in any change in the value of the securities owned by a fund.

The risk inherent in investing in any fund is a risk common to any security. That is, the value of a fund's shares will fluctuate in response to changes in economic conditions, interest rates and the market's perception of the underlying portfolio securities held by that fund. Each fund's share value depends on general economic and securities market conditions, the investment decisions of its management, and numerous other factors. All of these factors are inherently uncertain and, in some cases, unforeseeable.

Any of the funds could lose money if the stock markets in general go down or if the particular stocks purchased by a fund go down in value. In addition, the funds could lose money if prevailing interest rates increase or if the debt securities purchased by a fund are downgraded or defaulted upon.

STOCK INVESTMENT RISKS. Because each fund invests a substantial portion of its assets in stocks, the value of each fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect each fund's net asset value per share, which will fluctuate as the values of each fund's portfolio securities change. Stock prices do not always change uniformly or at the same time and the various stock markets do not always move in the same direction at the same time. Other factors specific to a particular company also affect that company's stock price (for example, poor earnings, loss of major customers, or major litigation). The funds cannot always predict the factors that will affect a stock's price. The funds, however, do attempt to limit market risk by diversifying their investments. The funds diversify their investments by generally investing only a small percentage of their assets in any one company and by not holding a substantial amount of the stock of any one company.

For the Growth Fund and the Equity Income Fund, the portfolio managers decide to overweight or underweight certain industry sectors and to purchase individual stocks based on their assessment of the future growth or income prospects of an industry sector or particular stock. If certain industries or investments do not perform as a fund expects (I.E., do not grow in value or produce dividend income as expected), that fund could underperform its peers or lose money.

The Growth Fund is generally considered more aggressive than the Equity Income and Balanced Funds because it invests for capital appreciation in common stocks, emphasizing "growth" stocks that tend to be more volatile than other investments. Investors in the Growth Fund should expect greater fluctuations in share price, yield, and total return than with less aggressive funds.

DEBT SECURITIES RISKS. Debt securities are subject to changes in their values due to changes in prevailing interest rates. When prevailing interest rates fall, the values of already-issued debt securities generally rise. Accordingly, if interest rates go down after a security is purchased, such security might be valued and/or sold at a price greater than its cost. On the other hand, when prevailing interest rates rise, the values of already-issued debt securities generally fall. Accordingly, if interest rates increase after a security is purchased, such security might be valued and/or sold at a price less than its cost. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities.

The funds could lose money if any bonds they own are downgraded in credit rating or go into default. In general, lower-rated bonds, such as junk bonds, have higher credit risks. The Growth Fund is the only fund permitted to invest in junk bonds. Junk bonds have additional risks, including limitations on a fund's ability to re-sell the lower-rated debt securities and less readily available market quotations for such securities. If there are not readily available market quotations for a debt security, its value is determined largely by the investment manager's judgment. When and if the debt security is sold, the investment manager may find that its estimation of the debt security's value is substantially different than the actual price at which it can be sold. Moreover, substantial redemptions of fund shares could require a fund to sell portfolio securities at a time when a sale might not be favorable.

OTHER RISKS. Each investor will be subject to all the risks normally attendant to business operations, changes in general economic conditions, governmental rules and fiscal policies, acts of God, and other factors beyond the control of the funds' management.

SMALLER COMPANY RISKS. Smaller companies in which each of the funds may invest may involve greater risks than large established companies. Such smaller companies may have limited product lines, markets, financial resources, and management depth. Their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. Smaller companies may also be more vulnerable than larger companies to adverse business or market developments. As a result, the prices of smaller companies may fluctuate to a greater degree than the prices of securities of larger companies.

YEAR 2000 RISKS. Many services provided to the funds and their shareholders depend on the smooth functioning of computer systems. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated, referred to as the "Year 2000 Problem." The Year 2000 Problem could have a negative impact on handling securities trades, payment of interest and dividends, pricing, and account services. Like other mutual funds, financial and business organizations, and individuals around the world, the funds could be adversely affected if the computer systems used by SM&R (which acts as their investment adviser, underwriter, custodian, and transfer agent) do not properly process and calculate date-related information and data from and after January 1, 2000. SM&R is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by any other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the funds and their shareholders.

PURCHASES AND REDEMPTIONS
-------------------------------------------------------------------
PURCHASING SHARES

You may purchase shares of a fund from registered representatives of SM&R, from authorized broker-dealers, or directly from SM&R. WE RESTRICT PURCHASES OF CLASS T SHARES. FOR MORE INFORMATION ABOUT THESE RESTRICTIONS, SEE "ELIGIBLE PURCHASERS OF CLASS T SHARES" UNDER "SHARES OF THE FUNDS."

Such purchases will be at the offering price for such shares determined as and when provided below (See "Pricing of Fund Shares"). You should carefully review all account statements and promptly report any discrepancies to SM&R. You may make initial and subsequent purchases directly through SM&R at the following address:

    Securities Management and Research, Inc.
    P.O. Box 58969
    Houston, Texas 77258-8969

Certificates are not issued for shares of the funds. SM&R confirms investors' purchases and credits such purchases to their accounts on the books maintained by SM&R. Investors have the same rights of share ownership as they would if certificates had been issued.

Investors whose shares are held in the name of a broker-dealer or other party are not shareholders of record and, therefore, may not be able to utilize services available only to shareholders of record.

OPENING AN ACCOUNT: To purchase shares, you must submit a completed account application which includes the purchaser suitability form. The application and suitability form are to be mailed directly to SM&R at the above address. If you would like to take advantage of the electronic services available, please complete the applicable Special Investor Services section of the account application. Special forms are required when establishing an IRA/SEP or 403(b) plan. Please call Investor Services at (800) 231-4639 and request special forms when establishing retirement plans.

MINIMUM PURCHASE REQUIREMENT: Your initial investment must be at least $100 and all subsequent investments must be at least $20. We waive these initial investment minimums when purchases are part of certain systematic investment programs (See "Special Purchase Plans and Services" for additional information on reduction of the minimums). We reserve the right to reject any purchase.

PURCHASES BY MAIL: Make your check(s) payable to SM&R and send the check(s) to the address indicated above. Please note that third party checks will not be accepted to open a new account, except for IRA rollover checks that are properly endorsed. If you make subsequent investments by mail, you must indicate your name, account number, and the name of the class and the fund being purchased. You may use the remittance slip attached to the confirmation statement.

PURCHASES BY WIRE: TO ENSURE PROPER CREDITING OF A WIRE INVESTMENT, YOU MUST HAVE AN EXECUTED ACCOUNT APPLICATION AND PURCHASER SUITABILITY FORM ON FILE WITH THE TRANSFER AGENT. You may then wire your investment to The Moody National Bank of Galveston ("Moody National Bank") by providing the following instructions to your bank:

    The Moody National Bank of Galveston ABA #113100091
    Securities Management and Research, Inc. #035 868 9
    Name of Class and Fund (E.G., Class T of the Growth Fund)
    Fund Account Number (number appears on your confirmation statement) Your Name (E.G., Mary Smith)

PURCHASES BY EXCHANGE: Call Investor Services if you have established telephone exchange privileges on your account. See "Special Purchase Plans and Services--Exchange Privilege" for procedures and additional information relating to telephone exchanges. For limitations on exchanges, see "Excessive Trading" also under "Special Purchase Plans and Services."

PRICING OF FUND SHARES

GENERAL (HOW SHARES ARE PRICED). We determine each fund's offering price once each day the New York Stock Exchange (the "Exchange") is open for regular trading. The offering price equals a fund's net asset value plus the sales charge, if any. (See "Shares of the Funds-- Class T Sales Charges.")

EFFECTIVE DATE OF PURCHASES AND REDEMPTIONS (WHEN SHARES ARE PRICED). We calculate net asset value once each day the Exchange is open at the close of regular trading on the Exchange (currently 3:00 p.m.

Central Time). In the event the Exchange closes early on a particular day, we will determine the net asset value of each fund as of the close of the Exchange that day. The price you pay or receive for shares of a fund depends, in part, on the day and time you make your purchase or redemption. On any day the Exchange is open for regular trading, we will execute purchases and redemptions at the next applicable price determined THAT DAY if:


      - SM&R receives your order in proper form prior to the close of regular trading on the Exchange;



      - a securities dealer having a dealer contract with SM&R receives and reports your order to SM&R prior to the close of regular trading on the Exchange on the same day; or


      - for purchases, Moody National Bank receives your purchase payment by bank wire and reports it to SM&R prior to the close of the Exchange.

If we receive your order after the close of the Exchange, or on any day that the Exchange is closed, we will execute your purchase or redemption at the price determined on the next business day. In unusual circumstances, any fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

SPECIAL PURCHASE PLANS AND SERVICES

In addition to the special plans described above that permit you to reduce the initial sales charge assessed on Class T shares, the funds offers other services and plans designed to facilitate investments. At this time, there is no charge to you for these services. The funds may impose fees for such services in the future. Be aware, however, that if you elect to participate in the ACH plan described below, you should check with your financial institution for any additional charges imposed for this service. For additional information contact your registered representative, broker-dealer or SM&R. A shareholder considering any of the plans or services described below should consult a tax advisor before beginning a plan.

ELECTRONIC TRANSFERS (ACH). The electronic transfer option allows you to move money between your account(s) and your bank, savings and loan, or credit union account using the Automated Clearing House

("ACH") network. To arrange for electronic transfers, complete the relevant Special Investor Services section of the account application at the time you open your account and specify the type of service or services desired. Attach a voided, pre-printed check or deposit slip from your checking, savings and loan, or credit union account. PASSBOOK SAVINGS ACCOUNTS ARE NOT ELIGIBLE FOR THE ELECTRONIC TRANSFER OPTION. ADDITIONALLY, YOUR BANK MUST BE A MEMBER OF THE AUTOMATED CLEARING HOUSE (ACH) NETWORK FOR YOU TO TAKE ADVANTAGE OF THIS SERVICE. You will receive a confirmation verifying initialization of the electronic transfer option and may begin conducting transactions in your account(s) under this option approximately 20 calendar days after receipt of the verification notice from SM&R. If you elect this option after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s).

TELEPHONE SERVICES. You can only use telephone services for transaction amounts of $500 or more. You can take advantage of this service by completing the appropriate Special Investor Services sections of the account application when opening your account. Through this service, you will be able to purchase additional shares for an existing SM&R mutual fund account by ACH. You may also use the telephone services to redeem and exchange shares on those accounts for which you have an executed account application on file, and have received written verification from SM&R that the service has been initialized as explained under Electronic Transfers above. If this option is elected after your account is established, it may be necessary for you to obtain a signature guarantee for all individuals named on the account(s). We permit transfers by telephone from a joint account only to another joint account registered in the identical names. There may be additional restrictions on telephone transactions by joint account owners. Contact your registered representative or SM&R for more information. PLEASE NOTE THAT THE TELEPHONE REDEMPTION OPTION IS NOT AVAILABLE TO RETIREMENT PLANS.

The funds have implemented the following security procedures intended to protect your account from losses resulting from unauthorized or fraudulent telephone instructions: The caller must know:

     (i) the name of the fund or funds;
    (ii) all digits of the account number;
    (iii) the exact name and address used in the registration(s); and

    (iv) the Social Security or Employer Identification Number listed on the account(s).

Additionally, we record all telephone transactions for your protection.

Neither the funds nor SM&R will be responsible for the authenticity of transaction instructions received by telephone which comply with the current security procedures and other requirements. SM&R believes that such security procedures and other requirements are reasonable and, if followed, you should bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account(s).

During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact SM&R by telephone to institute a redemption or exchange.

AUTOMATIC INVESTMENT PLAN. Through this plan, a specified amount is electronically transferred (via ACH) from your bank account and invested monthly, bi-monthly, quarterly, or annually into the designated fund(s) at the applicable offering price determined on the date of the electronic transfer.

EXCHANGE PRIVILEGE. As an investor in a fund, you may be permitted to exchange shares that you own in a fund with shares of some of the other mutual funds managed by SM&R without the payment of an exchange fee, subject to certain conditions. EXCHANGES BETWEEN A FUND AND ANOTHER FUND MANAGED BY SM&R ARE AVAILABLE ONLY IN STATES WHERE THE APPLICABLE FUNDS ARE REGISTERED AND THE EXCHANGE MAY BE LEGALLY MADE. YOU SHOULD CONTACT SM&R TO DETERMINE WHETHER A FUND IS REGISTERED IN A PARTICULAR STATE OR WHETHER AN EXCHANGE IS PERMITTED.

WE MAY TERMINATE OR CHANGE THE TERMS OF ANY EXCHANGE OFFER AT ANY TIME.

You may exchange Class T shares of a fund, without an exchange fee or sales charge, for Class T shares of another fund managed by SM&R. You also may exchange your Class T shares for shares of SM&R Investments, Inc.'s Primary Fund and Money Market Fund, provided that you meet any minimum investment requirement for the shares you wish to acquire.

We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. For example, you purchase Class T shares of the Growth Fund. You then exchange your Class T shares for shares of the SM&R Investments, Inc. Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for the Class T shares of the Equity Income Fund. We would not impose any sales charge upon re-exchange into Class T shares because you previously paid a sales charge on those amounts invested in shares. In other words, we will never impose a front-end sales charge on the same investment twice.

Shares of any fund managed by SM&R held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

You may request an exchange by telephone or in writing. In order to exchange shares, the following requirements must be met:

    (a) the exchange must be made between accounts that are registered in the same name, address and, if applicable, taxpayer identification number;

    (b) the shares of the fund acquired through exchange must be qualified for sale in the state in which you reside;

    (c) the dollar amount of a written exchange must meet the minimum investment requirement applicable to the shares of the fund that you would acquire through the exchange;

    (d) the minimum dollar amount of a telephone exchange is $500;

    (e) SM&R must have received full payment for the shares being exchanged;

    (f) your account must have been coded to reflect your certified taxpayer identification number, or, if applicable, an appropriate Internal Revenue Service Form W-8 (certificate of foreign status) or Form W-9 (certifying exempt status);

    (g) any shares that you wish to exchange must have been held for at least ten (10) business days;

    (h) certificates representing shares, if any, are returned before such shares are exchanged; and

    (i) you have received a prospectus for the shares you receive in the exchange.

The exchange privilege is not an option or right to purchase shares but is permitted under the respective policies of the participating funds, and may be modified or discontinued by the participating funds or by SM&R at any time. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

EXCESSIVE TRADING. Frequent trades, involving either substantial fund assets or a substantial portion of your account or accounts controlled by you, can disrupt management of the funds and raise the funds' expenses. We currently define "excessive trading" as exceeding one purchase and sale involving the same fund within any 120-day period.

For example, you are in Fund X. You can move substantial assets from Fund X to Fund Y and, within the next 120 days, sell your shares in Fund Y to return to Fund X or move to Fund Z. If you exceed the number of trades described above, you may be barred indefinitely from further transactions between the participating funds.

There are two types of transactions exempted from the excessive trading guidelines. They are (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions.

RETIREMENT PLANS

The following retirement plans may invest in with shares of the funds:

      - Individual Retirement Accounts (IRAs), which include traditional IRAs, Roth IRAs, Education IRAs, and SIMPLE IRAs,

      - Simplified Employee Pension Plans (SEPs),

      - 403(b) Custodial Accounts (TSAs), and

      - corporate retirement plans.

These plans allow you to shelter investment income from federal income tax while saving for retirement. Information concerning IRAs and TSAs, and the forms necessary to adopt such plans, can be obtained by contacting your registered representative or calling SM&R. A regular fund application should be used when establishing a corporate retirement plan. (See "Purchasing Shares" for the minimum initial and subsequent purchase requirements.) SM&R acts as trustee or custodian for IRAs, SEPs, and TSAs for the funds. An annual custodial fee of $7.50 per account will be charged for any part of a calendar year in which an investor has an IRA, SEP, or TSA in the funds and will be automatically deducted from each account. An individual considering a retirement plan may wish to consult with an attorney or tax adviser.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

DIVIDENDS. The Equity Income and Balanced Funds will pay dividends from investment income, if any, quarterly, generally during the months of March, June, September and December, and distribute capital gains, if any, in December. The Growth Fund will pay dividends from investment income, if any, semi-annually during the months of June and December and distribute capital gains, if any, in December. Dividends from net investment income may include net short-term capital gains, if any.

Dividends and distributions paid by the funds have the effect of reducing net asset value per share on the record date by the amount of the payment. Therefore, a dividend or distribution of record shortly after the purchase of shares by an investor represents in substance, a return of capital.

DIVIDEND REINVESTMENTS. Dividends and capital gains will be automatically reinvested at net asset value in additional shares of the fund making such distribution unless SM&R is instructed otherwise in writing. Distributions not reinvested are paid by check or transmitted to your bank account through an ACH transaction, if elected. If the Postal Service cannot deliver your check, or if your check remains uncashed for six months, the funds reserve the right to reinvest your distribution check in your account at the net asset value on the business day of the reinvestment and to reinvest all future distributions in shares of the funds. Dividends and capital gains declared in December to shareholders of record in December and paid the following January will be taxable to shareholders as if received in December. This is a convenient way to accumulate additional shares and maintain or increase the shareholder's earning base. Of course, any shares so acquired remain at market risk.

Shareholders have the right to change their election with respect to the receipt of distributions by notifying SM&R in writing, but any such change will be effective only as to distributions for which the record date is seven or more business days after SM&R has received the shareholder's written request.

TAXABILITY OF DIVIDENDS. Dividends you receive from the funds, whether reinvested or taken as cash, are generally considered taxable. A fund's long-term capital gains distributions are taxable as capital gains; dividends from other sources are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. Corporations may be entitled to take a dividends-received deduction for a portion of certain dividends they receive. The Form 1099 that is mailed to you every January details your dividends and their federal tax category, although you should verify your tax liability with your tax professional.

BACKUP WITHHOLDING. Backup withholding of federal income tax may be applied at the rate of 31% from taxable dividends, distributions, and redemption proceeds (including exchanges) if you fail to furnish the funds with a correct and properly certified Social Security or Employer Identification Number when you sign your application, or if you underreport your income to the Internal Revenue Service.

TAXABILITY OF TRANSACTIONS. Any time you sell or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions. You should consult with a tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

REDEEMING SHARES

You can redeem fund shares at the net asset value determined on the date the request is received by SM&R in proper form. A redemption request must be addressed to Securities Management and Research, Inc., P.O. Box 58969, Houston, Texas 77258-8969.

If uncertain of the redemption requirements, investors should call Investor Services or write SM&R. Payment will be made as soon as practicable and normally within seven days after receipt of a redemption request in proper form. We currently charge a fee in the amount of $8.00 for redemptions by wire under $5,000.

If the shares being redeemed were purchased by wire, certified check, money order, or other immediately available funds, redemption proceeds will be mailed no later than the seventh calendar day following receipt. For shares purchased by a personal check or ACH transfer, SM&R will process your redemption but will generally delay sending you the proceeds for up to ten (10) business days to allow the check or transfer to clear.

TELEPHONE REDEMPTIONS. You may request redemptions by telephone if you have completed the account application and requested this option. Telephone privileges are not available to shareholders automatically. This redemption feature can only be used if:

    (a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account indicated on the account application;

    (b) there has been no change of address of record or pre-authorized bank account within the preceding 30 business days;

    (c) the shares to be redeemed are not in certificate form;

    (d) the proceeds of the redemption are $500 or more and do not exceed $25,000; and

    (e) the security procedures discussed under "Special Purchase Plans And Services--Exchange Privilege" have been met.

These instructions may be changed only in writing, accompanied by a signature guarantee and additional documentation may be required for corporations.

FAX REDEMPTIONS. You may request redemptions by fax as long as they meet the requirements stated in (a)-(d) under Telephone Redemptions above.

SYSTEMATIC WITHDRAWAL PLAN. Each fund has a Systematic Withdrawal Plan ("Withdrawal Account"), which permits shareholders having an account value of $5,000 or more to automatically withdraw a minimum of $50 monthly or each calendar quarter on or about the 20th of the applicable month. Shareholders maintaining a Withdrawal Account may elect to have the withdrawal proceeds automatically deposited in their pre-authorized bank account via an ACH transaction. This is accomplished by completing the relevant section of the account application and returning it to SM&R. See "Special Purchase Plans and Services--Electronic Transfers" for additional information. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the funds because of the sales charge involved in additional purchases. You should carefully consider such purchases and contact your financial adviser regarding their advisability. Dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value. As with other redemptions, a withdrawal is a sale for federal income tax purposes. The Systematic Withdrawal Plan will automatically terminate if all shares are liquidated or withdrawn from the account. No account covered by a Letter of Intent can be changed to a Systematic Withdrawal Plan until such time as the Letter of Intent is fulfilled or terminated, nor can an account under a Systematic Withdrawal Plan be placed under a Letter of Intent.

REINVESTMENT PRIVILEGE. Within ninety (90) days of a redemption of Class T shares of a fund, a shareholder may reinvest all or part of the proceeds in Class T shares of that same fund at the net asset value next computed after receipt of the proceeds to be reinvested by SM&R. The shareholder must ask the transfer agent for this privilege at the time of reinvestment. Prior to reinvestment of redemption proceeds, a shareholder is encouraged to consult with his or her accountant or tax advisor to determine any possible tax ramifications of such a transaction. Each fund managed by SM&R may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of the amendment, suspension, or cessation.

For further information about the "Systematic Withdrawal Plan" and "Reinvestment Privilege," contact a registered representative or SM&R.

"PROPER FORM" means the request for redemption must include:

    (1) your share certificates, if issued;

    (2) your letter of instruction or a stock assignment specifying the fund, account number, and number of shares or dollar amount to be redeemed. Both share certificates and stock powers, if any, must be endorsed and executed exactly as the fund shares are registered. It is suggested that certificates be returned by certified mail for your protection;

    (3) any required signature guarantees (see "Signature Guarantees" below);
        and

    (4) other supporting legal documents, if required in the case of estates, trusts, guardianships, divorce, custodianships, corporations, partnerships, pension or profit sharing plans, retirement plans, and other organizations.

Please keep in mind that as a shareholder, it is your responsibility to ensure that all requests are submitted to SM&R in proper form for processing.

SIGNATURE GUARANTEES. A signature guarantee verifies the authenticity of your signature. Signature guarantees are required when:

    (1) the proceeds of the redemption exceed $25,000;

    (2) the proceeds (in any amount) are to be paid to someone OTHER THAN the registered owner(s) of the account;

    (3) the proceeds (in any amount) are to be sent to any address OTHER THAN the shareholder's address of record, pre-authorized bank account or exchanged to one of the other funds managed by SM&R; or

    (4) the fund or its transfer agent believes a signature guarantee would protect against potential claims based on the transfer instructions, including, when the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the fund or transfer agent.

You should be able to obtain an acceptable signature guarantee from a bank, broker, dealer, municipal securities dealer or broker, government securities dealer or broker, credit union, national securities exchange, or registered securities association. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

TEXAS OPTIONAL RETIREMENT PROGRAM. You may not redeem shares in any account established under the Texas Optional Retirement Program unless SM&R receives satisfactory evidence from the state that one of the following conditions exist:

    (1) death of the employee;

    (2) termination of service with the employer; or

    (3) retirement of employee.

REDEMPTION OF SMALL ACCOUNTS. The funds reserve the right to redeem shares in any account (which will be promptly paid to the shareholder) if, due to your redemptions, the value of the account falls below $500. You will be notified that the value of your account is less than the required minimum and allowed at least 60 days to make an additional investment to increase the value of your account above the required minimum. The funds may, from time to time, change such required minimum investment.

RIGHTS RESERVED BY THE FUNDS. The funds, acting directly or through SM&R, reserve the right:

      - to waive or lower investment minimums;

      - to accept initial purchases by telephone from a registered representative;

      - to refuse any purchase order;

      - to cancel or rescind any purchase or exchange at any time prior to receipt by the shareholder of written confirmation or, if later, within five (5) business days of the transaction;

      - to freeze an account and suspend account services when notice has been received of a dispute involving the account owners or other parties or there is reason to believe a fraudulent transaction may occur or has occurred;

      - to restrict or refuse the use of faxed redemptions where there is a question as to the validity of the request or proper documents have not been received;

      - to otherwise modify the conditions of purchase and any services at any time;

      - to refuse to act on instructions not believed to be genuine; or

      - to eliminate duplicate mailings of fund material to shareholders who reside at the same address.

THE FUNDS AND MANAGEMENT
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INVESTMENT ADVISER

Each fund's Board of Directors has delegated to Securities Management and Research, Inc. ("SM&R"), the fund's investment adviser, the management of the fund's day-to-day business and affairs. In addition, SM&R invests the funds' assets, provides administrative services, and serves as transfer agent, custodian, dividend paying agent, and underwriter. While the use of this combined Prospectus subjects each fund to possible liability as the result of statements or omissions regarding another fund, the Board of Directors of each fund considers the benefits to the respective fund of using a combined Prospectus to outweigh the risk.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). SM&R was incorporated in 1964 and has managed mutual funds since 1966. SM&R does and may, from time to time, serve as investment adviser to other clients including banks, employee benefit plans, other investment companies, banks, foundations and endowment funds.

ADVISORY AGREEMENTS

GROWTH FUND. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Growth Fund at the annual rate as follows:

            ON THE PORTION OF THE FUND'S               BASIC ADVISORY
              AVERAGE DAILY NET ASSETS                 FEE ANNUAL RATE
----------------------------------------------------  -----------------
Not exceeding $100,000,000                                   0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                               0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                               0.500%
Exceeding $300,000,000                                       0.400%

We adjust the basic advisory fee rate by comparing the fund's investment performance during the previous thirty-six (36) months with the investment performance of the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc. over the same period. Specifically, we adjust the basic advisory fee each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate is then applied to the average daily net asset value of the fund for the succeeding month. The advisory fee for such month will be one-twelfth (1/12) of the resulting dollar figure.

                                      PERFORMANCE
      PERFORMANCE COMPARED            ADJUSTMENT
        TO LIPPER INDEX                 AMOUNT
--------------------------------  -------------------
0.10% to 0.99% above                      +0.02%
1.00% to 1.99% above                      +0.04%
2.00% to 2.99% above                      +0.06%
3.00% to 3.99% above                      +0.08%
4.00% to 4.99% above                      +0.10%
5.00% to 5.99% above                      +0.12%
6.00% to 6.99% above                      +0.14%
7.00% to 7.99% above                      +0.16%
8.00% to 8.99% above                      +0.18%
9.00% and above                           +0.20%
0.10% to 0.99% below                      -0.02%
1.00% to 1.99% below                      -0.04%
2.00% to 2.99% below                      -0.06%
3.00% to 3.99% below                      -0.08%
4.00% to 4.99% below                      -0.10%
5.00% to 5.99% below                      -0.12%
6.00% to 6.99% below                      -0.14%
7.00% to 7.99% below                      -0.16%
8.00% to 8.99% below                      -0.18%
9.00% and below                           -0.20%

See "INVESTMENT ADVISORY AND OTHER SERVICES" in the Funds' Statement of Additional Information for a more detailed description of the method used in calculating the performance adjustment. See Appendix B for a description of these ratings.

EQUITY INCOME AND BALANCED FUNDS. We deduct an investment advisory fee from the value of the shares each day. We calculate this fee for the Equity Income and Balanced Funds at the annual rate as follows:

            ON THE PORTION OF THE FUND'S               BASIC ADVISORY
              AVERAGE DAILY NET ASSETS                 FEE ANNUAL RATE
----------------------------------------------------  -----------------
Not exceeding $100,000,000                                   0.750%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                               0.625%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                               0.500%
Exceeding $300,000,000                                       0.400%


SM&R received total advisory fees from the Growth, Equity Income, and Balanced Funds for the fiscal year ended December 31, 1998 of 0.49%, 0.67%, and 0.75%, respectively, of each fund's average daily net assets. Each fund's advisory fees may be higher than the fees paid by other mutual funds, but each fund believes its fees are comparable to those paid by funds with the same or similar investment objective.


ADMINISTRATIVE SERVICES

Pursuant to Administrative Service Agreements with the funds, SM&R provides all non-investment related management, executive, administrative, transfer agent, and operational services to the Funds. Under the agreements, SM&R receives an administrative service fee from each fund at the annual rate of average daily net asset values as follows:

        ON THE PORTION OF THE FUND'S          ADMINISTRATIVE SERVICE FEE
          AVERAGE DAILY NET ASSETS                   ANNUAL RATE
--------------------------------------------  --------------------------
Not exceeding $100,000,000                                 0.25%
Exceeding $100,000,000 but not exceeding
  $200,000,000                                             0.20%
Exceeding $200,000,000 but not exceeding
  $300,000,000                                             0.15%
Exceeding $300,000,000                                     0.10%

In each fund's administrative service agreement, SM&R has agreed to pay (or to reimburse each fund for) each fund's regular operating expenses in excess of 1.25% per year of such fund's average daily net assets. Regular operating expenses include the advisory fee and administrative service fee, if any, paid to SM&R, but do not include 12b-1 fees, class-specific expenses, interest, taxes, commissions, and other expenses incidental to portfolio transactions.

SM&R received total administrative service fees of 0.23% for the Growth Fund; 0.22% for the Equity Income Fund; and 0.25% for the Balanced Fund for the fiscal year ended December 31, 1998 of each fund's average daily net assets.


PORTFOLIO MANAGEMENT

SM&R's portfolio management team uses a disciplined, team approach in providing investment advisory services to the funds. While the following individual is primarily responsible for the day-to-day portfolio management of the funds, all accounts are reviewed on a regular basis by SM&R's Investment Committee to ensure that they are being invested in accordance with investment policies.

GORDON D. DIXON, DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER OF SECURITIES MANAGEMENT AND RESEARCH, INC., VICE PRESIDENT, PORTFOLIO MANAGER OF THE GROWTH FUND, AND PORTFOLIO MANAGER OF THE EQUITY INCOME FUND AND BALANCED FUND. Mr. Dixon joined Securities Management and Research, Inc. in 1993. He graduated from the University of South Dakota with a B.A. in Finance and Accounting and from Northwestern University in 1972 with an M.B.A in Finance and Accounting. Mr. Dixon began his investment career in 1972 as an Administrative and Research Manager with Penmark Investments. In 1979 he began working for American Airlines in the management of the $600 million American Airlines Pension Portfolio, of which approximately $100 million was equities. In 1984 he was employed by C&S/Sovran Bank in Atlanta, Georgia as Director of Equity Strategy where he had responsibility for all research, equity trading and quantitative services groups as well as investment policy input of a portfolio of approximately $7 billion, of which $3.5 billion was equities.

FINANCIAL HIGHLIGHTS                                                 GROWTH FUND
--------------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Growth Fund's financial performance for the past five years. Certain information reflects financial results for a single share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Growth Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Growth Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Growth Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Growth Fund's former independent auditors.



                                                        YEAR ENDED DECEMBER 31,
                                         -----------------------------------------------------
                                           1998       1997       1996       1995       1994
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year       $    5.24  $    4.95  $    4.39  $    3.83  $    4.15
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                       0.04       0.06       0.05       0.08       0.06
  Net Realized and Unrealized Gain
    (Loss) on Securities                      0.85       1.03       0.73       0.88       0.15
                                         ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS              0.89       1.09       0.78       0.96       0.21
                                         ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income       (0.04)     (0.06)     (0.05)     (0.08)    (0.06)
  Distributions from Capital Gains           (0.40)     (0.74)     (0.17)     (0.32)    (0.47)
                                         ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                          (0.44)     (0.80)     (0.22)     (0.40)    (0.53)
                                         ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year             $    5.69  $    5.24  $    4.95  $    4.39  $    3.83
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                18.35%     22.24%     17.64%     25.20%      4.98%
                                         ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------


RATIOS/SUPPLEMENTAL DATA


Net Assets, End of Year (000's omitted)  $ 203,109  $ 178,344  $ 152,758  $ 134,821  $ 113,250
Ratio of Expenses to Average Net Assets      0.85%      0.96%      1.15%      0.98%      0.97%
Ratio of Net Income to Average Net
  Assets                                     0.69%      1.03%      1.02%      1.67%      1.46%
Portfolio Turnover Rate                     27.31%     46.79%     18.72%     37.00%     46.26%

FINANCIAL HIGHLIGHTS                                          EQUITY INCOME FUND
-------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Equity Income Fund's financial performance for the past five years. Certain information reflects financial results for a single Equity Income Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Equity Income Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Equity Income Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Equity Income Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Equity Income Fund's former independent auditors.



                                                       YEAR ENDED DECEMBER 31,
                                        -----------------------------------------------------
                                          1998       1997       1996       1995       1994
                                        ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year      $   26.99  $   25.05  $   22.59  $   18.90  $   21.66
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                      0.62       0.63       0.58       0.62       0.62
  Net Realized and Unrealized Gain
    (Loss) on Securities                     2.50       4.96       3.10       4.82      (0.75)
                                        ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS             3.12       5.59       3.68       5.44      (0.13)
                                        ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income      (0.62)     (0.64)     (0.58)     (0.63)     (0.61)
  Distributions from Capital Gains          (1.47)     (3.01)     (0.64)     (1.12)     (2.02)
                                        ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                         (2.09)     (3.65)     (1.22)     (1.75)     (2.63)
                                        ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year            $   28.02  $   26.99  $   25.05  $   22.59  $   18.90
                                        ---------  ---------  ---------  ---------  ---------
                                        ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                               12.11%     22.72%     16.46%     29.12%    (0.61)%
                                        ---------  ---------  ---------  ---------  ---------
                                        ---------  ---------  ---------  ---------  ---------


RATIOS/SUPPLEMENTAL DATA


Net Assets, End of Year (000's
  omitted)                              $ 218,980  $ 198,687  $ 165,786  $ 141,058  $ 114,231
Ratio of Expenses to Average Net
  Assets                                    1.01%      1.05%      1.10%      1.12%      1.12%
Ratio of Net Income to Average Net
  Assets                                    2.12%      2.28%      2.42%      2.89%      2.86%
Portfolio Turnover Rate                    19.29%     39.14%     27.07%     44.00%     52.46%

FINANCIAL HIGHLIGHTS                                               BALANCED FUND
-------------------------------------------------------------------


The following financial highlights table is intended to help you understand the Balanced Fund's financial performance for the past five years. Certain information reflects financial results for a single Balanced Fund share outstanding throughout each period shown. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Balanced Fund (assuming reinvestment of all dividends and distributions) prior to addition of multiple classes of shares, but do not reflect any sales loads that would be imposed on the purchase or sale of any shares. This information is derived from the financial statements of the Balanced Fund, which for the years ended December 31, 1997 and 1998 have been audited by Tait, Weller & Baker, independent auditors, whose report, along with the Balanced Fund's financial statements, are incorporated by reference into the Statement of Additional Information, which is available upon request. The information for years ending December 31, 1996 and prior, has been audited by the Balanced Fund's former independent auditors.



                                                             YEAR ENDED DECEMBER 31,
                                              -----------------------------------------------------
                                                1998       1997       1996       1995       1994
                                              ---------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year            $   18.32  $   17.90  $   16.85  $   14.32  $   15.35
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                            0.48       0.57       0.49       0.49       0.45
  Net Realized and Unrealized Gain (Loss) on
    Securities                                     1.96       2.50       1.48       2.67      (0.22)
                                              ---------  ---------  ---------  ---------  ---------
TOTAL FROM INVESTMENT OPERATIONS                   2.44       3.07       1.97       3.16       0.23
                                              ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS
  Dividends from Net Investment Income            (0.47)     (0.59)     (0.49)     (0.49)     (0.45)
  Distributions from Capital Gains                (0.66)     (2.06)     (0.43)     (0.14)     (0.81)
                                              ---------  ---------  ---------  ---------  ---------
TOTAL DISTRIBUTIONS                               (1.13)     (2.65)     (0.92)     (0.63)     (1.26)
                                              ---------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                  $   19.63  $   18.32  $   17.90  $   16.85  $   14.32
                                              ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------
TOTAL RETURN                                     13.83%     17.46%     11.86%     22.29%      1.49%
                                              ---------  ---------  ---------  ---------  ---------
                                              ---------  ---------  ---------  ---------  ---------


RATIOS/SUPPLEMENTAL DATA


Net Assets, End of Year (000's omitted)       $  29,367  $  25,838  $  23,188  $  21,757  $  19,023
Ratio of Expenses to Average Net Assets(1)        1.25%      1.26%      1.21%      1.26%      1.25%
Ratio of Net Income to Average Net Assets         2.55%      3.02%      2.83%      2.99%      2.91%
Portfolio Turnover Rate                          16.01%     27.52%     23.78%     16.39%     46.95%



(1) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.37%, 1.36%, 1.34%, 1.46% and 1.45% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

-------------------------------------------------------------------

APPENDIX A

(Description of Ratings Used in Prospectus)
-------------------------------------------------------------------

BOND RATINGS

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATING:

AAA  An obligation rated "AAA" has the highest rating assigned by Standard &
      Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA   An obligation rated "AA" differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A    An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

      Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB   An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

DESCRIPTION OF MOODY'S INVESTOR'S SERVICE, INC.'S LONG-TERM BOND (BONDS THAT EXTEND LONGER THAN ONE YEAR) RATINGS:

Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A    Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated "Baa" are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

PREFERRED STOCK RATING

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S PREFERRED STOCK RATING:

AAA This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA   A preferred stock issue rate "AA" also qualifies as a high-quality, fixed-
      income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

A    An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the "A" category.

BB   Preferred stock rated "BB," "B," and "CCC" are regarded, on balance, as
B     predominantly speculative with respect to the issuer's capacity to pay
CCC preferred stock obligations. "BB" indicates the lowest degree of speculation and "CCC" the highest. While such issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S PREFERRED STOCK RATING:

aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba An issue is rated "ba" considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

FEDERAL FUNDS

As used in this Prospectus and in the Funds' Statement of Additional Information, "Federal Funds" means a commercial bank's deposits in a Federal Reserve Bank which can be transferred from one member bank's account to that of another member bank on the same day. Federal Funds are considered to be immediately available funds.

FOR MORE INFORMATION ABOUT THE FUNDS
-------------------------------------------------------------------

The following documents contain more information about the       SM&R GROWTH FUND, INC.
funds and are available free upon request:                       SM&R EQUITY INCOME FUND,
STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains      INC.
additional information about all aspects of the funds. A         SM&R BALANCED FUND, INC.
current SAI has been filed with the Securities and Exchange
Commission and is incorporated herein by reference.
ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and
semi-annual reports provide additional information about the funds' investments. The annual report for the fiscal year
ended December 31, 1998 will contain a discussion of the
market conditions and investment strategies that
significantly affected each fund's performance during the
last fiscal year.

REQUESTING DOCUMENTS. You may request a free copy of the SAI and these reports, make shareholder inquiries, or request further information about the funds either by contacting your broker or by contacting the funds at:
        SECURITIES MANAGEMENT AND RESEARCH, INC.
        P.O. BOX 58969
        HOUSTON, TEXAS 77258-8969
        TELEPHONE:   1-800-231-4639 (TOLL FREE) OR
                     1-281-334-2469 (COLLECT)
PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington D.C. You may obtain information on the operation of the public reference room by calling the Commission at 1-800-SEC-0330. Reports and other information about the funds also are available on the Commission's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

                                          Investment Company File Nos. 811-00623
                                                                       811-01916
                                                                       811-02818

                      STATEMENT OF ADDITIONAL INFORMATION


                                  MAY 1, 1999


                            ------------------------

                             SM&R GROWTH FUND, INC.
                         SM&R EQUITY INCOME FUND, INC.
                            SM&R BALANCED FUND, INC.

                       ALL CLASSES (A, B, C, T, Y AND J)

                            ------------------------

Mailing Address: P.O. Box 58969                 Telephone Number: (281) 334-2469
Houston, Texas 77258-8969                            Toll Free: 1-(800) 231-4639
Street Address: 2450 South Shore Boulevard, Suite 400
League City, Texas 77573


    This Statement of Additional Information is NOT a prospectus, but should be read in conjunction with the prospectus or prospectuses dated May 1, 1999 that is relevant to the Class or Classes of shares that you own or wish to purchase (each such prospectus is referred to herein as a "Prospectus" and collectively as the "Prospectuses"). A copy of each Prospectus may be obtained from your registered representative, broker-dealer, financial intermediary or Securities Management and Research, Inc. ("SM&R"), P.O. Box 58969, Houston, Texas 77258-8969 (Telephone No. (281) 334-2469 or Toll Free 1-(800)-231-4639). Terms
not defined herein have the same meaning as given to them in the Prospectuses.


    No dealer, sales representative, or other person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information (and/ or the Prospectuses referred to above), and if given or made, such information or representations must not be relied upon as having been authorized by the Funds or SM&R. No Prospectus or Statement of Additional Information constitutes an offer or solicitation by anyone in any state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUNDS.................................................................    1

INVESTMENT OBJECTIVES AND POLICIES........................................    1
  FUNDAMENTAL INVESTMENT POLICIES.........................................    1
  NON-FUNDAMENTAL INVESTMENT POLICIES.....................................    2

INVESTMENT TECHNIQUES.....................................................    6
  U.S. GOVERNMENT OBLIGATIONS.............................................    6
  INVESTMENT IN COVERED CALL OPTIONS......................................    7
  COLLATERALIZED MORTGAGE OBLIGATIONS.....................................    7
  REPURCHASE AGREEMENTS...................................................    8
  LENDING OF SECURITIES...................................................    8
  COMMERCIAL PAPER........................................................    9
  144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER.......................    9
  CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES.........................    9
  AMERICAN DEPOSITORY RECEIPTS ("ADRS")...................................   10

PORTFOLIO TURNOVER........................................................   10

MANAGEMENT OF THE FUNDS...................................................   10
  OFFICERS AND DIRECTORS OF THE FUNDS.....................................   11
  REMUNERATION OF DIRECTORS...............................................   13

POLICY REGARDING PERSONAL INVESTING.......................................   14
  PERSONAL INVESTING BY PORTFOLIO MANAGERS................................   14
  PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES.................   14

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.......................   14

INVESTMENT ADVISORY AND OTHER SERVICES....................................   15
  CONTROL AND MANAGEMENT OF SM&R..........................................   15
  INVESTMENT ADVISORY AGREEMENT...........................................   16
  PERFORMANCE ADJUSTMENT OF BASIC ADVISORY FEE FOR GROWTH FUND............   17
  ADVISORY FEES PAID......................................................   19
  ADMINISTRATIVE SERVICE AGREEMENT........................................   19
  EXPENSES BORNE BY THE FUNDS.............................................   20

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION...........................   20

DESCRIPTION OF FUND SHARES................................................   21

PURCHASE, REDEMPTION AND PRICING OF SHARES................................   22
  PURCHASING SHARES.......................................................   22
  DETERMINATION OF NET ASSET VALUE........................................   22
  DETERMINATION OF OFFERING PRICE.........................................   23
  REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T
    SHARES)...............................................................   25
  REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGES (CLASS B
    SHARES)...............................................................   27
  FUND AND CLASS EXPENSES.................................................   28

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN...............................   28

                                                                            PAGE
                                                                            ----
SPECIAL PURCHASE PLANS....................................................   29
  AUTOMATIC INVESTMENT PLAN AND ELECTRONIC TRANSFERS......................   29
  GROUP SYSTEMATIC INVESTMENT PLAN........................................   30
  EXCHANGE PRIVILEGE......................................................   30

REDEMPTION................................................................   31
  GENERAL.................................................................   31
  SYSTEMATIC WITHDRAWAL PLAN..............................................   32

TAX STATUS................................................................   33

THE UNDERWRITER...........................................................   36

AUDITORS AND FINANCIAL STATEMENTS.........................................   37

CUSTODIAN.................................................................   37

COUNSEL...................................................................   37

TRANSFER AGENT AND DIVIDEND PAYING AGENT..................................   38

PERFORMANCE AND ADVERTISING DATA..........................................   38
  TOTAL RETURN............................................................   38
  CUMULATIVE TOTAL RETURN.................................................   39
  MULTI-CLASS PERFORMANCE.................................................   40

COMPARISONS...............................................................   40

THE FUNDS

    The SM&R Growth Fund, Inc. (the "Growth Fund"), the SM&R Equity Income Fund, Inc. (the "Equity Income Fund"), and the SM&R Balanced Fund, Inc. (the "Balanced Fund") (each a "Fund" and collectively the "Funds") are registered under the Investment Company Act of 1940, as amended (the "1940 Act" or the "Act") as diversified, open-end management investment companies commonly known as mutual funds. A mutual fund is a company in which a number of persons invest which in turn invests in the securities of other companies. Each Fund is an open-end investment company because it generally must redeem an investor's shares upon request. Each Fund is a diversified investment company because it offers investors an opportunity to reduce the risk inherent in all investments in securities by spreading their investment over a number of companies. However, diversification cannot eliminate such risks. Registration under the 1940 Act does not imply any supervision by the Securities and Exchange Commission (the "SEC") over the Funds' management or investment policies or practices.

    The Funds are each divided into six classes of shares (the "Classes") of common stock designated as:

    - Class A (front-end load);

    - Class B (back-end load);

    - Class C (level load);

    - Class Y (institutional shareholders);

    - Class J (network); and

    - Class T (existing Class T shareholders and certain designated persons).

    These Classes of shares have different sales charges and distribution and service (12b-1) fee structures. Each Class bears its own liabilities and its proportionate share of the general liabilities of that Fund. A Multiple Class Plan was adopted for each Fund pursuant to Rule 18f-3 under the 1940 Act.

    The Growth Fund was originally incorporated in Florida on March 5, 1953. The Equity Income Fund was originally incorporated in Texas on July 15, 1969. The Balanced Fund was originally incorporated in Texas on January 9, 1978.

    Each of these three funds was reincorporated under the laws of the State of Maryland on August 23, 1989. Effective December 31, 1998, each fund adopted its current name.

INVESTMENT OBJECTIVES AND POLICIES

    As noted in the Prospectuses under "Investment Objectives and Policies," each Fund has its own investment objective and follows policies and techniques designed to achieve those objectives.

FUNDAMENTAL INVESTMENT POLICIES

    Each Fund's investment objective and the following investment policies have been adopted as fundamental policies. (A fundamental policy may not be changed without the approval of shareholders.)

    Each Fund is subject to the following fundamental investment policies:

    1. The Fund, with respect to 75% of the Fund's total assets, may not purchase securities of an issuer (other than cash or cash items, or securities of the U.S. Government, its agencies, or instrumentalities or of other investment companies), if (i) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, or (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

    2. The Fund may not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

    3. The Fund may not borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes,
       (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings.

    4. The Fund may not make loans, except through (a) the purchase of debt obligations in accordance with the Fund's investment objective and policies, (b) repurchase agreements with banks, brokers, dealers, and other financial institutions, and (c) loans of securities as permitted by applicable law.

    5. The Fund may not underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

    6. The Fund may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts.

    7. The Fund may not issue senior securities to the extent such issuance would violate applicable law.

    8. The Fund may not purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts, and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

    In addition to the above, the Balanced Fund has adopted, as a fundamental policy, that it will be a "balanced fund."

    The above investment policies are fundamental policies that may be changed by a Fund only with the approval of a majority of the outstanding shares of the Fund, as determined by the provisions of the 1940 Act. This means that shareholders of a Fund must approve any change to the foregoing policies before that change may be effected. Such approval requires the affirmative vote of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of voting securities are represented at that meeting or
(ii) more than 50% of the outstanding voting securities of the Fund.

    Any investment policy which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results therefrom. This applies to both the fundamental policies (above) and the non-fundamental policies (below).

NON-FUNDAMENTAL INVESTMENT POLICIES

    GROWTH FUND. The Board of Directors of the Growth Fund has adopted the following non-fundamental investment policies. Non-fundamental investment policies may be changed by the Board of Directors, without approval from shareholders.

      1. The Fund will not invest more than 5% of the value of the net assets of the Fund, at the time of purchase in the securities of any one issuer, but this limitation does not apply to investments in securities issued or guaranteed by the U.S. government or its instrumentalities.

      2. The Fund will not purchase any security (other than United States Government obligations) if, as a result, the Fund would hold more than
         (a) 10% of the total value of any class of outstanding securities of an issuer, or (b) 10% of the outstanding voting securities of an issuer.

      3. The Fund will not concentrate more than 25% of its net assets in any one industry or group of industries; provided, however, there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. For purposes of this policy, telephone, gas and electric and public utilities are each regarded as separate industries.

      4. The Fund will not borrow money except for such action by the Fund for temporary or emergency purposes in an amount not to exceed 10% of the Fund's net assets. The Fund will not purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

      5. The Fund will not pledge or mortgage any of its assets, except for such action by the Fund for temporary or emergency purposes in an amount not to exceed 10% of the Fund's net assets.

      6. The Fund will not lend money or other assets (although this does not prevent the purchase of bonds or other corporate debt securities which are publicly distributed).

      7. The Fund will not engage in underwriting securities of other issuers.

      8. The Fund will not buy or sell real estate.

      9. The Fund will not invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate or real estate limited partnerships.

     10. The Fund will not invest in real estate mortgage loans although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate and/or real estate mortgages, provided such securities meet the criteria set forth in the Prospectus.

     11. The Fund will not purchase or sell commodities or commodity contracts including future contracts.

     12. The Fund will not issue senior securities.

     13. The Fund may not purchase any security which is an "illiquid security" if more than 15% of the net assets of the Fund taken at market value would be invested in such securities.

     14. The Fund does not engage in the strategy of short sales of securities.

     15. The Fund will not write or purchase put and call options, or any combination thereof.

     16. The Fund will not invest in companies for the purpose of exercising control or management.

     17. The Fund will not invest in the securities of companies which have a record of less than three years continuous operation, including predecessor companies.

     18. The Fund will not invest in the securities of an issuer if more than 1/2% interest in it is owned by an officer or director of the Fund or SM&R and such officers or directors together own more than 5% interest in such issuer.

     19. The Fund will not purchase the securities of any other investment company unless such purchases are made on the open market and do not exceed 5% of the Fund's total assets, taken at market, or unless such purchases are the result of a plan or merger and do not otherwise violate the applicable provisions of the Investment Company Act of 1940. Such purchases may cause the Fund to indirectly incur additional advisory and administrative fees.

     20. Any warrants purchased by the Fund must be marketable warrants and the Fund's investment in warrants valued at the lower of cost or market, may not exceed 5% of the Fund's total assets. Not more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York or American Stock Exchange.

    EQUITY INCOME FUND. The Board of Directors of the Equity Income Fund has adopted the following non-fundamental investment policies, which may be changed by the Board of Directors, without approval from shareholders.

      1. The Fund will not purchase the securities of any one issuer (other than those issued or guaranteed by the U.S. Government), if immediately after and as a result of such purchase the market value of the Fund's holding in the securities of such issuer exceeds 5% of the market value of the Fund's total assets. The Fund will not purchase the securities of an issuer if the purchase will cause the Fund to own more than 10% of the outstanding voting securities of the issuer.

      2. The Fund will not concentrate its investments in any particular industry or groups of industries; however, it may invest up to 25% of the value of its total assets in the securities of issuers in any one industry. Utility companies, for example, such as gas, electric, water and telephone companies will be considered as separate industries.

      3. The Fund will not borrow money except from banks for temporary, extraordinary or emergency purposes, and then only from a bank and not in excess of 5% of the value of its total assets and not for investment purposes.

      4. The Fund will not purchase securities on margin. The Fund will not pledge, mortgage or hypothecate any of its property.

      5. The Fund will not make loans to other persons except through the purchase of bonds, debentures and other debt securities which are publicly distributed and customarily purchased by institutional investors.

      6. The Fund will not engage in underwriting securities of other companies.

      7. The Fund will not buy or sell real estate. The Fund will not invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate or real estate limited partnerships.

      8. The Fund will not invest in real estate mortgage loans although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate and/or real estate mortgages, provided such securities meet the criteria set forth in the Prospectus.

      9. The Fund will not purchase or sell commodities or commodity contracts including future contracts.

     10. The Fund will not issue senior securities.

     11. The Fund may not purchase any security which is an "illiquid security" if more than 15% of the net assets of the Fund taken at market value would be invested in such securities.

     12. The Fund does not engage in the strategy of short sales of securities.

     13. The Fund will not write or purchase from others, put and call options, or any combination thereof.

     14. The Fund will not invest in companies for the purpose of exercising control or management.

     15. The Fund will not invest in the securities of a company having a record of less than three years of continuous operation, including the operations of any predecessor company or enterprise to which the company has succeeded by merger, consolidation, reorganization or purchase of assets.

     16. The Fund will not purchase or retain securities of any issuer if any officer or director of the Fund or SM&R owns more than 1/2 of 1% of the securities of such issuer and such officers or directors together own more than 5% of the securities of such issuer.

     17. The Fund will not invest in securities of another investment company except pursuant to a plan of merger, consolidation or acquisition of assets approved by shareholders of the Fund.

     18. Any warrants purchased by the Fund must be marketable warrants and the Fund's investment in warrants valued at the lower of cost or market, may not exceed 5% of the Fund's total assets. Not more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York or American Stock Exchange.

     19. The Fund will not participate on a joint or a joint and several basis in any trading account in securities.

    BALANCED FUND. The Board of Directors of the Balanced Fund has adopted the following non-fundamental investment policies, which may be changed by the Board of Directors, without approval from shareholders.

      1. The Fund will not purchase the securities of any one issuer (other than those issued or guaranteed by the U.S. Government), if immediately after and as a result of such purchase the market value of the Fund's holding in the securities of such issuer exceeds 5% of the market value of the Fund's total assets.

      2. The Fund will not purchase the securities of an issuer if the purchase will cause the Fund to own more than 10% of the outstanding voting securities of the issuer.

      3. The Fund will not concentrate its investments in any one industry by investment of more than 25% of the value of its total assets in such industry. Utility companies, for example, such as gas, electric, water and telephone companies will be considered as separate industries.

      4. The Fund will not borrow money except that the Fund may borrow an amount up to 10% of its total assets to meet redemption requests and for the clearance of purchases and sales of portfolio securities (this borrowing provision is not for investment leverage but solely to facilitate management of the portfolio to enable the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be disadvantageous or inconvenient and to obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; all borrowings at any time outstanding will be repaid before any additional investments are made; the Fund will not mortgage, pledge or hypothecate any assets in connection with any such borrowing in excess of 15% of the Fund's total assets.

      5. The Fund will not purchase securities on margin.

      6. The Fund will not engage in underwriting securities issued by other persons.

      7. The Fund will not purchase or sell commodities or commodity contracts including future contracts.

      8. The Fund will not issue senior securities.

      9. The Fund will not invest in oil, gas or other mineral leases, rights on royalty contracts or in real estate or real estate limited partnerships.

     10. The Fund will not invest in real estate mortgage loans although it may invest in securities which are secured by real estate or real estate mortgages and securities of issuers which invest or deal in real estate and/or real estate mortgages, provided such securities meet the criteria set forth in the Prospectus.

     11. The Fund does not engage in the strategy of short sales of securities.

     12. The Fund will not invest in other companies for the purpose of exercising control of management.

     13. The Fund will not purchase the securities of any other investment company except in a regular transaction in the open market. Such purchases may cause the Fund to indirectly incur additional advisory and administrative fees.

     14. The Fund may not purchase any security which is an "illiquid security" if more than 15% of the net assets of the Fund taken at market value would be invested in such securities.

     15. The Fund will not purchase any securities as to which it would be deemed a statutory underwriter under the Securities Act of 1933.

     16. The Fund will not purchase the securities of any issuer the business of which has been in continuous operation for less than three (3) years (however, it is the Fund's operating policy not to invest in any business which has not been in continuous operation for at least five
         (5) years).

     17. The Fund will not retain investments in the securities of any issuer if directors or officers of the Fund or certain other "interested" persons own more than 5% of such securities.

     18. Any warrants purchased by the Fund must be marketable warrants and the Fund's investment in warrants valued at the lower of cost or market, may not exceed 5% of the Fund's total assets. Not more than 2% of the Fund's total assets may be invested in warrants which are not listed on the New York or American Stock Exchange.

    The Balanced Fund does not presently invest in private placement securities.

INVESTMENT TECHNIQUES

U.S. GOVERNMENT OBLIGATIONS

    The Funds may invest in United States Government obligations. These instruments are debt obligations issued by agencies or authorities controlled or supervised by and acting as instrumentalities of the U.S. Government established under authority granted by Congress. Such obligations include, but are not limited to, Government National Mortgage Association, The Tennessee Valley Authority, The Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal Land Banks and The Federal National Mortgage Association. Some obligations of U.S. Government agencies, authorities and other instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the rights of the issuer to borrow from the Treasury; and others only by the credit of the issuer. No assurance can be given that the U.S. Government would lend money to or otherwise provide financial support to U.S. Government sponsored instrumentalities. Obligations of the Government National Mortgage Association are supported by the full faith and credit of the U.S. Treasury; obligations of the other agencies, authorities and other instrumentalities shown above are supported only by the credit of the issuers.

    The Funds' adviser will invest in U.S. obligations not backed by the "full faith and credit" of the U.S. government only when, in its opinion, the credit risk is minimal. SM&R does not presently intend to invest any significant amount in such obligations and would do so in the future only to increase a Fund's liquidity on a short-term basis during adverse and unusual market conditions.

INVESTMENT IN COVERED CALL OPTIONS

    Although there is no present intent to do so, the Balanced Fund may write covered call option contracts provided that the option is listed on a domestic securities exchange and that no option will be written if, as a result, more than 25% of the Balanced Fund's assets are subject to call options. A covered call option is an option on a security which the Balanced Fund owns or can acquire by converting a convertible security it owns. The purchaser of the option acquires the right to buy the security from the Balanced Fund at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security at that time. A security on which an option has been written will be held in escrow by the Balanced Fund's custodian until the option expires, is exercised, or a closing purchase transaction is made. The Balanced Fund thus foregoes the opportunity to profit from an increase in the market price in the underlying security above the exercise price, in return for the premium it receives from the purchaser of the option. The Balanced Fund's management believes that such premiums will maximize the Balanced Fund's return without subjecting it to substantial risks.

    The Balanced Fund will purchase call options only to close out a position in an option written by it. In order to close out a position the Balanced Fund will make a "closing purchase transaction" if such is available. In such a transaction, the Balanced Fund will purchase a call option on the same security with the same exercise price and expiration date as the call option which it has previously written. When a security is sold from the Balanced Fund's portfolio against which a call option has been written, the Balanced Fund will effect a closing purchase transaction so as to close out any existing call option on that security. The Balanced Fund will realize a profit or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received as a premium from the writing thereof. A closing purchase transactions cannot be made if trading in the option has been suspended.

    The premium received by the Balanced Fund upon writing a call option will increase the Balanced Fund's assets, and a corresponding liability will be recorded and subsequently adjusted from day to day to the current value of the option written. For example, if the current value of the option exceeds the premium received, the excess would be an unrealized loss and, conversely, if the premium exceeds the current value, such excess would be an unrealized gain. The current value of the option will be the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions, the mean between the closing bid and asked price.

COLLATERALIZED MORTGAGE OBLIGATIONS

    The Balanced Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by a portfolio or pool of mortgages, mortgage-backed securities or U.S. Government securities. Collateralized obligations in which the Balanced Fund may invest are issued or guaranteed by a U.S. Government agency or instrumentality, such as the FHLMC. A variety of types of collateralized obligations are currently available and others may become available in the future. One should keep in mind that during periods of rapid interest rate fluctuation, the price of a security, such as a CMO, could either increase or decrease based on inherent interest rate risk. Additionally, the risk of maturities shortening or lengthening in conjunction with interest rate movement, could magnify the overall effect of the price fluctuation.

    A CMO is often issued in multiple classes with varying maturities and interest rates. As a result the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Thus, classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yields. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment.

REPURCHASE AGREEMENTS

    Each fund may purchase repurchase agreements either for defensive purposes due to market conditions or to generate income from its excess cash balances. In a repurchase agreement, a fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed upon price and date. These repurchase agreements will be entered into only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System. A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's Custodian Bank until repurchased. During the holding period, the seller must provide additional collateral if the market value of the obligation falls below the repurchase price. The custodian for the fund purchasing such agreement will take title to, or actual delivery of the security. A default by the seller might cause a fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A fund might also incur disposition costs in liquidating the collateral. The funds will purchase only repurchase agreements maturing in seven (7) days or less.

    The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligations to repurchase the underlying security at a time when the value of the security has declined, a Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore the realization by that Fund on such collateral may be automatically stayed. Finally, it is possible that a Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Funds' management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

LENDING OF SECURITIES

    Although there is no present intent to do so, the Balanced Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Balanced Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Balanced Fund. The Balanced Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act, or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (a) the borrower pledge and maintain with the Balanced Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loans, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loans be made subject to termination by the

Balanced Fund at any time, and (d) the Balanced Fund receive reasonable interest on the loans (which may include the Balanced Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value.

COMMERCIAL PAPER

    Commercial paper is short-term unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. The funds will not invest in variable amount master demand notes.

ILLIQUID SECURITIES

    Each Fund may invest up to 15% of its net assets in illiquid securities, including domestic or foreign securities not listed on domestic or foreign exchanges and repurchase agreements maturing in excess of seven days. Non-publicly traded securities may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if these securities were publicly traded. A Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that SM&R deems representative of their value, the value of the Fund's net assets could be adversely affected.

144A SECURITIES AND SECTION 4(2) COMMERCIAL PAPER

    If otherwise consistent with its investment objective and policies, a Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act, or which were issued under Section 4(2) of the 1933 Act. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities which have been registered with the SEC for sale.

    Any such security may be determined to be LIQUID under procedures adopted by the Board. These procedures consider trading activity, availability of reliable price information, and other relevant information to determine whether an adequate trading market exists for that security. To the extent that, for a period of time, qualified institutional or other buyers may cease purchasing such restricted securities, the level of illiquidity of a Fund holding such securities may increase.

CERTIFICATE OF DEPOSITS AND BANKERS ACCEPTANCES

    A certificate of deposit generally is a short-term, interest-bearing negotiable certificate issued by a commercial bank or savings and loan association against funds deposited in the issuing institution. The interest rate may be fixed for the stated term or may be periodically adjusted prior to the instrument's stated maturity, based upon a specified market rate. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction to finance the import, export, transfer or storage of goods. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most bankers' acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

    Savings and loan associations whose certificates of deposit may be purchased by the Funds are subject to regulation and examination by the Office of Thrift Supervision. Such certificates of deposit held by a Fund do not benefit materially from insurance from the Federal Deposit Insurance Corporation.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

    ADRs are U.S. dollar-denominated securities of foreign corporations which are traded in the U.S. on national securities exchanges or over-the-counter and are issued by domestic banks. The banks act as custodian of the shares of the foreign stock and collect dividends on the stock which are either reinvested or distributed to the ADR holder in U.S. dollars. While ADRs are not considered foreign securities, they may entail certain political, economic and regulatory risks. Such risks may include political or social instability, excessive taxation and limitations on the removal of funds or other assets which could adversely affect the value of a fund's investments. The economies of many countries in which a fund may invest may not be as developed as the U.S. economy and may be subject to significantly different forces. Foreign companies are not registered with the SEC and are not generally subject to the regulatory controls imposed on U.S. issuers. Consequently, there is generally less public information available on foreign securities. Foreign companies are not subject to uniform accounting, auditing, and financial reporting standards. Income from foreign securities owned may be reduced by a withholding tax at the source, which tax would reduce income payable to a fund's shareholders.

PORTFOLIO TURNOVER

    Portfolio turnover for a Fund is calculated by dividing the lesser of annual purchases or sales of portfolio securities by the monthly average of the value of the Fund's portfolio securities excluding securities whose maturities at the time of purchase are one year or less. A 100% portfolio turnover rate would occur, for example, if all of the Fund's portfolio securities were replaced within one year. In general, it is intended that portfolio changes in the Funds be made as infrequently as possible, consistent with market and economic factors generally, and special considerations affecting any particular security such as the limitation of loss or realization of price appreciation at a time believed to be opportune. However, purchases and sales of portfolio securities for the Balanced Fund are made at such times and in such amounts as are deemed advisable in light of market, economic and other conditions, irrespective of the volume of portfolio turnover. A high rate of portfolio turnover involves corresponding greater expenses than a lower rate. A Fund and its shareholders must bear such higher expenses. High portfolio turnover also may result in the realization of substantial net short-term capital gains.

    The portfolio turnover rates for the Funds for past three fiscal years are as follows:


---------------------------------------------------------
                                        YEAR ENDED               YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 1996        DECEMBER 31, 1997        DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------
Growth Fund                                     19%                      47%                      27%
-----------------------------------------------------------------------------------------------------------
Equity Income Fund                              27%                      39%                      19%
-----------------------------------------------------------------------------------------------------------
Balanced Fund                                   24%                      28%                      16%
-----------------------------------------------------------------------------------------------------------


No brokerage commissions have been paid during the Funds' three most recent periods to any broker which is an affiliated person of the Funds, which is an affiliated person of a broker which is an affiliated person of the Funds or an affiliated person of which is an affiliated person of the Funds or SM&R.

MANAGEMENT OF THE FUNDS

    The Board of Directors of each Fund has the responsibility for the overall management of that Fund, including general supervision and review of its investment activities. The directors, in turn, elect the officers of each Fund who are responsible for administering day-to-day operations of the Fund. While the use of this combined Statement of Additional Information subjects each Fund to possible liability as the result of statements or omissions regarding another Fund, the Board of Directors of each Fund considers the benefits to the respective Fund of using a combined Statement of Additional Information to outweigh the risk.

OFFICERS AND DIRECTORS OF THE FUNDS

    Information about each of the officers and directors of the Funds is set forth below. Unless otherwise specifically noted, each has had the same or similar employment or position for at least the past five years and occupies the identical position with all three Funds. Unless otherwise indicated, the address of an officer or director is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. Directors who are deemed to be "interested persons" of the Funds, as defined in the 1940 Act, are indicated by an asterisk(*).

------------------------------------------------
                                POSITIONS HELD
                                     WITH           PRINCIPAL OCCUPATIONS DURING PAST 5
   NAME, ADDRESS, AND AGE          THE FUNDS                       YEARS
-----------------------------------------------------------------------------------------
MICHAEL W. MCCROSKEY*          Director and       President, Chief Executive Officer,
Age 55                         President since    Director and member of the Executive
                               1994               Committee of SM&R, June 1994 to
                                                  present; President, Chief Executive
                                                  Officer, and Director of SM&R
                                                  Investments, Inc., June 1994 to
                                                  present; President and Director of
                                                  American National Investment Accounts,
                                                  Inc., June 1994 to present; Executive
                                                  Vice President, American National
                                                  Insurance Company ("American
                                                  National"), 1996 to present; Senior
                                                  Vice President, American National, 1991
                                                  to 1996; Vice President of Standard
                                                  Life and Accident Insurance Company,
                                                  1988 to present; Assistant Secretary of
                                                  American National Life Insurance
                                                  Company of Texas, 1986 to present; Vice
                                                  President, Investments of American
                                                  National Property and Casualty Company,
                                                  1994 to present; Vice President,
                                                  Investments of American National
                                                  General Insurance Company, 1994 to
                                                  present; Vice President, Pacific
                                                  Property and Casualty, 1996 to present,
                                                  life, health and accident insurance
                                                  subsidiaries of American National; Vice
                                                  President, Garden State Life Insurance
                                                  Company, 1994 to present; Director and
                                                  President, ANREM Corporation, 1977 to
                                                  present; President and Director of
                                                  ANTAC Corporation, 1995 to present;
                                                  Director, Comprehensive Investment
                                                  Services, Inc., 1997 to present.
-----------------------------------------------------------------------------------------
RALPH S. CLIFFORD(1)(2)        Director since     Retired attorney, Clifford, Clifford &
Age 83                         1972               Olson; Retired Director of Henry County
12304 Blue Sage Rd.                               Bank; Retired Director of Illini Beef
Oklahoma City, Oklahoma                           Packers, Inc.; Retired Director of
                                                  Industrial Relations of Deere &
                                                  Company.
-----------------------------------------------------------------------------------------

------------------------------------------------
                                POSITIONS HELD
                                     WITH           PRINCIPAL OCCUPATIONS DURING PAST 5
   NAME, ADDRESS, AND AGE          THE FUNDS                       YEARS
-----------------------------------------------------------------------------------------
PAUL D. CUMMINGS(2)            Director since     Retired President and Director of Globe
Age 84                         1969 (for          Life and Accident Insurance Company.
3102 Belaire Drive             Balanced Fund,
Oklahoma City, Oklahoma        since 1971)
-----------------------------------------------------------------------------------------
JACK T. CURRIE(1)              Director since     Director of American Indemnity
Age 70                         1971               Financial Corporation, holding company
515 Post Oak Boulevard, Suite                     for casualty insurance company, 1978 to
750                                               present; Director of Stewart &
Houston, Texas                                    Stevenson Services, Inc., designs and
                                                  constructs power generating systems,
                                                  1990 to present.
-----------------------------------------------------------------------------------------
IRA W. PAINTON, C.L.U.(1)      Chairman of the    Retired President of the Funds, 1968 to
Age 81                         Board since 1989   1993; Retired President and Director of
12004 Dahoon Drive             and Director       SM&R.
Oklahoma City, Oklahoma        since 1967
-----------------------------------------------------------------------------------------
DONALD P. STEVENS(2)           Director, since    Assistant to the President for
Age 52                         1985               Government Relations of The University
University of Texas Medical                       of Texas Medical Branch, a medical
Branch, Station 1, Box 41                         school and hospital system, 1975 to
Galveston, Texas                                  present; Vice President of Jamail Gal-
                                                  veston Foundation, 1993 to present.
-----------------------------------------------------------------------------------------
STEVEN H. STUBBS, C.F.A.       Director since     Former Director, President and Chief
Age 60                         1987               Executive Officer of The Westcap
514 Poplar Ave.                                   Corporation, 1994 to 1996; and Former
Philadelphia, Mississippi                         President and Chief Executive Officer
                                                  of SM&R and the Funds, 1987 to 1994.
-----------------------------------------------------------------------------------------
GORDON D. DIXON                Vice President     Director, Senior Vice President, Chief
Age 53                         and Portfolio      Investment Officer of SM&R and a member
                               Manager of the     of the investment and executive
                               Growth Fund, and   committees of SM&R, 1993 to present;
                               Portfolio Manager  Vice President, Portfolio Manager of
                               of the Equity      the American National Investment
                               Income and         Accounts, Inc.--Growth Portfolio;
                               Balanced Funds     Portfolio Manager of the American
                                                  National Investment Accounts,
                                                  Inc.--Managed Portfolio, October 1998
                                                  to present; Portfolio Manager of the
                                                  American National Investment Accounts,
                                                  Inc.--Balanced Portfolio, October 1998
                                                  to present; Vice President of Stocks
                                                  for American National Insurance
                                                  Company, 1993 to present; Vice
                                                  President of Investments for Garden
                                                  State Life Insurance Company, 1993 to
                                                  present; Director and President,
                                                  Comprehensive Investment Services, 1997
                                                  to present; Former Director of Equity
                                                  Strategy Research and Trading for
                                                  C&S/Soran Bank (now Nations Bank)
                                                  Atlanta, Georgia, 1984 to 1993.
-----------------------------------------------------------------------------------------
EMERSON V. UNGER, C.L.U.       Vice President     Vice President of SM&R since 1983, SM&R
Age 53                                            Investments, Inc. since 1992, and
                                                  American National Investment Accounts,
                                                  Inc. since 1991.
-----------------------------------------------------------------------------------------

------------------------------------------------
                                POSITIONS HELD
                                     WITH           PRINCIPAL OCCUPATIONS DURING PAST 5
   NAME, ADDRESS, AND AGE          THE FUNDS                       YEARS
-----------------------------------------------------------------------------------------
BRENDA T. KOELEMAY             Vice President     Vice President and Treasurer of SM&R,
Age 44                         and Treasurer      SM&R Investments, Inc. and American
                                                  National Investment Accounts, Inc.
                                                  since 1992; Treasurer of Comprehensive
                                                  Investment Services, Inc. since 1997;
                                                  Senior Manager, KPMG Peat Marwick LLP,
                                                  July 1980 to April 1992.
-----------------------------------------------------------------------------------------
TERESA E. AXELSON              Vice President     Vice President and Secretary of SM&R,
Age 51                         and Secretary      since 1983; Vice President and
                                                  Secretary of SM&R Investments, Inc.,
                                                  and American National Investment
                                                  Accounts, Inc., 1991 to present.
-----------------------------------------------------------------------------------------

------------------------

*   "Interested persons" as defined by the 1940 Act.

(1) Members of the nominating committee.

(2) Members of the audit committee.

    Directors of the Funds who are affiliated with SM&R receive no compensation for attendance at Board or committee meetings. No officer receives compensation from the Funds. Officers and directors of the Funds affiliated with SM&R may receive indirect compensation from the Funds to the extent of underwriting commissions and investment advisory and service fees paid to SM&R.


    By resolution of the Boards of Directors, each Fund pays the fees and expenses of only those directors who are not officers or employees of SM&R or the Funds. During the fiscal year ended December 31, 1998, each Fund paid $26,669 to such directors for fees and expenses in attending meetings of the Boards of Directors.


REMUNERATION OF DIRECTORS


    Each director is reimbursed for expenses incurred in connection with each meeting of a Fund's Board of Directors or any Committee attended. Each director receives a fee, allocated among the Funds for which he serves as a director, which consists of an annual retainer component and a meeting fee component. Set forth below is information regarding compensation paid or accrued during the fiscal year ended December 31, 1998 for each director of each Fund.



-------------------------------------------------------------------------------------------------
                       GROWTH FUND, EQUITY INCOME FUND, AND BALANCED FUND
-------------------------------------------------------------------------------------------------
                                                    PENSION OR                          TOTAL
                                                    RETIREMENT                      COMPENSATION
                                    AGGREGATE        BENEFITS         ESTIMATED       FROM ALL
                                  COMPENSATION      ACCRUED AS         ANNUAL           FUNDS
                                    FROM EACH      PART OF FUND     BENEFITS UPON    MANAGED BY
           DIRECTOR                   FUND           EXPENSES        RETIREMENT         SM&R
-------------------------------------------------------------------------------------------------
Ralph S. Clifford                   $   3,667             None             None       $  11,000
-------------------------------------------------------------------------------------------------
Paul D. Cummings                    $   4,167             None             None       $  12,500
-------------------------------------------------------------------------------------------------
Jack T. Currie                      $   3,833             None             None       $  11,500
-------------------------------------------------------------------------------------------------
Michael W. McCroskey                   --                 None             None          --
-------------------------------------------------------------------------------------------------
Ira W. Painton                      $   5,167             None             None       $  15,500
-------------------------------------------------------------------------------------------------
Donald P. Stevens                   $   3,833             None             None       $  11,500
-------------------------------------------------------------------------------------------------
Steven H. Stubbs                    $   3,833             None             None       $  11,500
-------------------------------------------------------------------------------------------------

    Directors, officers, full-time employees, and other affiliated persons of the Funds, SM&R, or American National may purchase Class T shares of the Funds at net asset value per share without the imposition of any sales charge. (For more information, see "Eligible Purchasers of Class T Shares" and "Waiver of Initial Sales Charge for Certain Purchasers" in the Prospectus for Class T shares.) The sales charge is waived on shares sold to directors and affiliated persons because SM&R does not pay commissions on sales of shares to these types of purchasers.

POLICY REGARDING PERSONAL INVESTING

    The following policies have been made a part of each Fund's Code of Ethics.

PERSONAL INVESTING BY PORTFOLIO MANAGERS

    A portfolio manager must use extreme care to avoid even the appearance of a conflict of interest in trading in any personal account (or an account in which he has a beneficial interest). Accordingly, a portfolio manager may not trade in (or otherwise acquire) any security for his personal account if that same security is held in, or is being considered as a potential acquisition by, any of the Funds. Any beneficial interest in a security held by a portfolio manager must be sold at least 24 hours prior to any investment by the Funds. The following exceptions apply:

    1. Any beneficial interest in a security owned at the time of employment may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security. Dividends in that security may be re-invested in accordance with a formal plan offered by the issuer.

    2. Any beneficial interest in a security acquired by devise or bequeath may be held or traded at any time other than within 24 hours of a trade in the Funds for the same or related security.

    3. Any beneficial interest in a security issued by the Government or any Agency of the United States, a State, or any political subdivision thereof may be traded or held.

    4. Any beneficial interest in a security for which a written approval is first obtained from the President and Chief Executive Officer may be traded or held.

    Furthermore, portfolio managers are prohibited from acquiring any security of an initial public offering and must receive prior written approval from SM&R's Chief Executive Officer before investing in any private placement securities.

PERSONAL INVESTING BY OTHER SM&R OFFICERS AND EMPLOYEES

    Officers and employees of SM&R other than portfolio managers may trade in (or otherwise acquire) or hold any security for his own account (or an account in which he has beneficial interest). However, the trade must not occur within 24 hours of a trade in the Funds for the same or related security.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


    As of April 1, 1999, no person owned 5% or more of the outstanding shares of the Growth Fund or the Equity Income Fund (either of record or beneficially). As of April 1, 1999, American National Insurance Company ("American National") and SM&R were the only shareholders known to the Balanced Fund to own five percent (5%) or more of its outstanding shares. On that date, American National owned approximately 15.94% and SM&R owned approximately 8.72% of the Balanced Fund's common stock. While such ownership does not directly affect a shareholder's voting rights, it obviously gives American National and SM&R a strong voice in the Balanced Fund's affairs. As a practical matter, such ownership means that passage of a shareholder proposal is unlikely without American National's or SM&R's vote therefor.


    The officers and directors of each Fund as a group owned less than 1% of the outstanding shares of each Fund as of April 1, 1999.


INVESTMENT ADVISORY AND OTHER SERVICES

CONTROL AND MANAGEMENT OF SM&R

    SM&R has been the investment adviser, manager and underwriter of the Growth Fund since 1966, of the Equity Income Fund since it began business in 1969, and of the Balanced Fund since it began business in 1978. SM&R acts pursuant to a written agreement periodically approved by the directors and shareholders of each Fund. SM&R is also the investment adviser, manager and underwriter of American National Investment Accounts, Inc. and SM&R Investments, Inc.


    SM&R is a wholly-owned subsidiary of American National, a Texas life insurance company with its principal offices at 2450 South Shore Boulevard, League City, Texas 77573. As of April 1, 1999, the Moody Foundation, a charitable foundation established for charitable and educational purposes, owned approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owned approximately 37.6% of such shares. The trustees of the Moody Foundation are Robert L. Moody, Frances Moody Newman, and Ross R. Moody. The Moody National Bank of Galveston (the "Bank") is trustee of the Libbie S. Moody Trust.



    The Bank's controlling stockholder is Moody Bank Holding Company, Inc. ("MBHC"). Moody Bancshares, Inc. ("Bancshares") is the sole shareholder of MBHC. As of April 1, 1999, the Three R Trusts (trusts established by Robert L. Moody for the benefit of his children) owned 100% of Bancshares' Class B stock (which elects a majority of Bancshares' and MBHC's Directors) and 47.5% of its Class A stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P. Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas acts as General Counsel to American National, the Bank, Bancshares, MBHC, the Funds, American National Investment Accounts, Inc., SM&R Investments, Inc., and SM&R.


    Robert L. Moody is:

    - Chairman of the Board of Directors, Chief Executive Officer, and President of American National,

    - Chairman of the Board of Directors and Chief Executive Officer of the
      Bank,

    - President and Director of Bancshares, and

    - President and Director of MBHC, the Bank's controlling stockholder.

    The following persons are affiliated with the Funds and SM&R in the specified capacities:

    - Michael W. McCroskey, President and Director of the Funds, is also President, Chief Executive Officer, Director and a member of the executive committee of SM&R, and President and Director of the American National Investment Accounts, Inc. and SM&R Investments, Inc.;

    - Gordon D. Dixon, Director, Senior Vice President, Chief Investment Officer and a member of the investment and executive committees of SM&R, Vice President, Portfolio Manager of the Growth Fund, and Portfolio Manager of the Equity Income Fund, Balanced Fund, and Vice President and Portfolio Manager of the American National Investment Accounts, Inc.--Growth and Portfolio Manager of the Balanced and Managed Portfolios;

    - Emerson V. Unger, Vice President of the Funds, is also Vice President of SM&R and Vice President of the American National Investment Accounts, Inc. and SM&R Investments, Inc.;

    - Teresa E. Axelson, Vice President and Secretary of the Funds, is also Vice President and Secretary of SM&R, the American National Investment Accounts, Inc. and the SM&R Investments, Inc.; and

    - Brenda T. Koelemay, Vice President and Treasurer of the Funds, is also Vice President and Treasurer of SM&R, the American National Investment Accounts, Inc. and SM&R Investments, Inc.

INVESTMENT ADVISORY AGREEMENT

    Under an Investment Advisory Agreement (an "Advisory Agreement") between each Fund and SM&R dated November 30, 1989, SM&R acts as investment adviser for and provides certain administrative services to the Funds.

    As investment adviser, SM&R manages the investment and reinvestment of each Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. SM&R provides and evaluates economic, statistical and financial information to formulate and implement Fund investment programs. All investments are reviewed quarterly by each Fund's Board of Directors to determine whether or not such investments are within the policies, objectives and restrictions of each Fund.

    Each Fund's Advisory Agreement was effective on November 30, 1989 and will continue in effect from year to year only so long as such continuance is specifically approved at least annually by its Board of Directors or by vote of a majority of the outstanding voting securities of the Fund, and, in either case, by the specific approval of a majority of directors who are not parties to the Advisory Agreement or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. Absent proposed changes, it is the policy of Fund management to submit continuation of the Advisory Agreements annually only to the Funds' Boards of Directors for their approval or disapproval. Each Fund's Advisory Agreement was most recently approved by its Board of Directors on November 19, 1998, and by its shareholders on November 16, 1989. Each Fund's Advisory Agreement may be terminated without penalty by vote of its Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned.

    As used herein, the term "majority" when referring to approval to be obtained from shareholders means the vote of the lesser of (1) 67% of the Fund's shares present at a meeting if the owners of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the Fund's outstanding shares.

    Under the Advisory Agreement, SM&R receives from each Fund an investment advisory fee (the "Basic Advisory Fee") for acting as investment adviser computed by applying to the average daily net asset value of each Fund each month one-twelfth of the annual rate as follows:

------------------------------------------------------------------------------
              ON THE PORTION OF THE FUND'S                   BASIC ADVISORY
                AVERAGE DAILY NET ASSETS                     FEE ANNUAL RATE
------------------------------------------------------------------------------
Not exceeding $100,000,000                                          0.750%
------------------------------------------------------------------------------
Exceeding $100,000,000 but not exceeding $200,000,000               0.625%
------------------------------------------------------------------------------
Exceeding $200,000,000 but not exceeding $300,000,000               0.500%
------------------------------------------------------------------------------
Exceeding $300,000,000                                              0.400%
------------------------------------------------------------------------------

In addition, the Advisory Agreement for the Growth Fund also provides for an upward or downward adjustment of the Basic Advisory Fee based upon the investment performance during the previous thirty-six (36) monthly periods of the Growth Fund compared to the Lipper Growth Fund Index (the "Lipper Index") published by Lipper Analytical Services, Inc., as discussed below.

    The fees payable under each Fund's Advisory Agreement may be higher than the fees paid by other mutual funds, but each Fund believes its fees are comparable to those paid by funds with the same or similar investment objective.

    The average daily net asset value of each Class of each Fund shall be computed by adding the net asset values computed by SM&R each day during the month and dividing the resulting total by the number of days in the month. The net asset value per share of each Class of Fund shares shall be determined each day by adding the market value of its portfolio securities and other assets, subtracting liabilities and dividing the result by the number of Class shares outstanding. Expenses and fees of each Fund, including the advisory and administrative service fee, will be accrued daily and taken into account in determining net asset value. The portfolio securities of each Fund will be valued as of the close of trading on each day when the New York Stock Exchange is open for regular trading. Securities listed on national securities exchanges will be valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities will be determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it will be valued at fair value as determined in good faith by SM&R on a consistent basis.

PERFORMANCE ADJUSTMENT OF BASIC ADVISORY FEE FOR GROWTH FUND

    Under the Growth Fund's Advisory Agreement, the Basic Advisory Fee annual rate shown above will be adjusted each month by adding to or subtracting from such rate, when appropriate, the applicable performance adjustment amount percentage shown in the table below. The resulting advisory fee rate will then be applied to the average daily net asset value of the Growth Fund for the succeeding month. The advisory fee for such month will be one-twelfth ( 1/12th) of the resulting dollar figure.

    The performance adjustment amount shall vary with the Growth Fund's performance as compared to the Lipper Index as shown by the following table:

---------------------------------------------------------------------------------------------
     PERFORMANCE COMPARED          PERFORMANCE     PERFORMANCE COMPARED TO     PERFORMANCE
       TO LIPPER INDEX          ADJUSTMENT AMOUNT       LIPPER INDEX        ADJUSTMENT AMOUNT
---------------------------------------------------------------------------------------------
0.10% to 0.99% above                    +0.02%     0.10% to 0.99% below             -0.02%
---------------------------------------------------------------------------------------------
1.00% to 1.99% above                    +0.04%     1.00% to 1.99% below             -0.04%
---------------------------------------------------------------------------------------------
2.00% to 2.99% above                    +0.06%     2.00% to 2.99% below             -0.06%
---------------------------------------------------------------------------------------------
3.00% to 3.99% above                    +0.08%     3.00% to 3.99% below             -0.08%
---------------------------------------------------------------------------------------------
4.00% to 4.99% above                    +0.10%     4.00% to 4.99% below             -0.10%
---------------------------------------------------------------------------------------------
5.00% to 5.99% above                    +0.12%     5.00% to 5.99% below             -0.12%
---------------------------------------------------------------------------------------------
6.00% to 6.99% above                    +0.14%     6.00% to 6.99% below             -0.14%
---------------------------------------------------------------------------------------------
7.00% to 7.99% above                    +0.16%     7.00% to 7.99% below             -0.16%
---------------------------------------------------------------------------------------------
8.00% to 8.99% above                    +0.18%     8.00% to 8.99% below             -0.18%
---------------------------------------------------------------------------------------------
9.00% and above                         +0.20%     9.00% and below                  -0.20%
---------------------------------------------------------------------------------------------

    The performance period is calculated as of the last Thursday of each January through November and the last business day of each December. The time period between the last business day in December and the last Thursday in January, the ten (10) time periods between the last Thursday in January through October and the last Thursday of the immediately succeeding month, and the time period between the last Thursday in November and the last business day in December shall be referred to herein as the "Monthly Periods". The performance period which forms the basis for each monthly fee adjustment calculation shall end on each such last Thursday and last business day and shall be the immediately preceding thirty-five (35) Monthly Periods plus the current Monthly Period.

    To determine how the Growth Fund's performance compares to the Lipper Index, SM&R will determine a monthly percentage change for the Growth Fund and for the Lipper Index. These monthly percentage changes will be calculated for each Monthly Period other than January by dividing the year-to-date percentage changes through the end of each of the Monthly Periods by the year-to-date percentage changes through the end of the preceding Monthly Period. The monthly percentage and the year-to-date percentage change for January will always be the same and will not have to be calculated separately. A cumulative percentage change for the Performance Period will then be calculated by compounding the monthly percentage changes for the preceding thirty-five (35) Monthly Periods and multiplying that product by the current Monthly Period's percentage change. After such cumulative percentage change has been calculated for the Growth Fund and the Lipper Index, such percentage changes are then compared. If the percentage differential resulting from such comparison is less than .10%, no performance adjustment shall be made. If such percentage differential is .10%, or more, such differential shall be the percentage used in the Percentage Performance Compared To Lipper Index table above. For example, if the percentage differential resulting from such comparison is .07%, no performance adjustment shall be made and the advisory fee shall be equal to the Basic Advisory Fee annual rate. If such percentage differential is 2.5% above the Lipper Index, a performance adjustment equal to .06% shall be made and the Basic Advisory Fee shall be increased from .75% to .81%. If such percentage differential is 2.5% below the Lipper Index, a performance adjustment equal to .06% shall be made and the Basic Advisory Fee shall be decreased from .75% to .69%.

    Those shareholders who prefer to use basis points rather than percentage points when analyzing the Growth Fund's performance compared to the Lipper Index should convert each 1.00% in the Percentage Performance Compared To Lipper Index column in the above table to 100 basis points.

    The adjustment to the Basic Advisory Fee will not be cumulative. An increased fee will result even though the performance of the Growth Fund over some period of time shorter than the Performance Period has been behind that of the Lipper Index and even if the net asset value of the Growth Fund's shares has decreased. Conversely, a reduction in the Basic Advisory Fee will be made for a month even though the performance of the Growth Fund over some period of time shorter than the Performance Period has been ahead of that of the Lipper Index and even if the net asset value of the Growth Fund's shares has increased.

    As indicated above, the Growth Fund's expenses (including the monthly basic advisory fee and administrative service fee) and the performance adjustment for each performance fee period will be computed and accrued daily and taken into account in computing the daily net asset value of a Growth Fund share. However, expenses in excess of the maximum expense limitation shall not be accrued for the purpose of computing the daily net asset value of a Growth Fund share.

    In the case of termination of the Advisory Agreement during any Monthly Period, the fee for that Monthly Period shall be reduced proportionately on the basis of the number of calendar days during which it is in effect for that Monthly Period. The fee rate will be computed on the basis of and applied to net assets averaged over that Monthly Period ending on the last business day on which the Advisory Agreement is in effect. The amount of any performance adjustment to the Basic Advisory Fee will be computed on the basis of the thirty-six (36) Monthly Periods ending on the last business day on which the Advisory Agreement is in effect provided that if the Advisory Agreement has been in effect less than thirty-six (36) Monthly Periods, the computation will be made on the basis of the period of time during which it has been in effect.

ADVISORY FEES PAID

    For the past three fiscal years, SM&R received investment advisory fees from each Fund as follows:


-----------------------------------------------------------------------------------------
                                      ADVISORY FEES     ADVISORY FEES     ADVISORY FEES
                                       FOR THE YEAR      FOR THE YEAR      FOR THE YEAR
                                      ENDED DECEMBER    ENDED DECEMBER    ENDED DECEMBER
                                         31, 1996          31, 1997          31, 1998
-----------------------------------------------------------------------------------------
Growth Fund                             $1,093,421        $1,011,542        $  922,010
-----------------------------------------------------------------------------------------
Equity Income Fund                      $1,080,300        $1,270,994        $1,426,042
-----------------------------------------------------------------------------------------
Balanced Fund                           $  167,921        $  186,693        $  198,438
-----------------------------------------------------------------------------------------


ADMINISTRATIVE SERVICE AGREEMENT

    Under an Administrative Service Agreement between each Fund and SM&R dated November 30, 1989, as amended on November 19, 1998, SM&R provides all non-investment related management, executive, administrative and operational services to each Fund. Pursuant to the Administrative Service Agreement, SM&R also acts as transfer agent for the Funds' authorized and issued shares and as dividend disbursing agent.

    In its capacity as administrator under the Administrative Service Agreement, SM&R furnishes and pays for the services of all officers and employees necessary to perform the executive, administrative, clerical and bookkeeping functions of the Funds. SM&R's duties as administrator include, among other things: administering the Funds' affairs; maintaining office facilities; processing purchase orders and redemption requests; furnishing statistical and research data; and providing clerical, accounting, data processing, bookkeeping and certain other services required by each Fund.

    In its capacity as transfer agent and dividend disbursing agent under the Administrative Agreement, SM&R's duties include, but are not limited to: dividend disbursements and transfer agency services; maintaining shareholder accounts; preparing shareholder meeting lists and mailing and tabulating proxies; mailing shareholder reports and other materials to shareholders; tax withholding; and "blue sky" related services.

    Under each Administrative Service Agreement, SM&R receives from each Fund an administrative service fee for providing administrative services. The fee is computed by applying to the average daily net asset value of the Fund each month one-twelfth of the annual rate as follows:

----------------------------------------------------------------------------------------------
                                                                           ADMINISTRATIVE
                        ON THE PORTION OF THE                            SERVICE FEE ANNUAL
                   FUND'S AVERAGE DAILY NET ASSETS                              RATE
----------------------------------------------------------------------------------------------
Not exceeding $100,000,000                                                         0.25%
----------------------------------------------------------------------------------------------
Exceeding $100,000,000 but not exceeding $200,000,000                              0.20%
----------------------------------------------------------------------------------------------
Exceeding $200,000,000 but not exceeding $300,000,000                              0.15%
----------------------------------------------------------------------------------------------
Exceeding $300,000,000                                                             0.10%
----------------------------------------------------------------------------------------------

    The administrative service fee is payable to SM&R whether or not the actual expenses to SM&R for providing administrative services is more or less than the amount of such fee.

    For the past three fiscal years, SM&R received administrative service fees pursuant to the Administrative Service Agreement from each Fund as follows:


--------------------------------------------------------------------------------------------
                                      ADMINISTRATIVE     ADMINISTRATIVE     ADMINISTRATIVE
                                     SERVICE FEES FOR   SERVICE FEES FOR   SERVICE FEES FOR
                                      THE YEAR ENDED     THE YEAR ENDED     THE YEAR ENDED
                                     DECEMBER 31, 1996  DECEMBER 31, 1997  DECEMBER 31, 1998
--------------------------------------------------------------------------------------------
Growth Fund                              $ 335,086          $ 387,654          $ 423,595
--------------------------------------------------------------------------------------------
Equity Income Fund                       $ 355,696          $ 416,699          $ 465,270
--------------------------------------------------------------------------------------------
Balanced Fund                            $  55,974          $  62,231          $  66,146
--------------------------------------------------------------------------------------------


EXPENSES BORNE BY THE FUNDS

    Each Fund has agreed to pay other expenses incurred in the operation of the Fund, such as interest, taxes, commissions and other expenses incidental to portfolio transactions, SEC fees, fees of the Custodian (see "CUSTODIAN" herein), auditing and legal expenses, fees and expenses of qualifying Fund shares for sale and maintaining such qualifications under the various state securities laws where Fund shares are offered for sale, fees and expenses of directors not affiliated with SM&R, costs of maintaining corporate existence, costs of printing and mailing prospectuses and shareholder reports to existing shareholders and expenses of shareholders' meetings.


    SM&R has agreed in its Administrative Service Agreement with each Fund to pay (or to reimburse each Fund for) each Fund's regular operating expenses of any kind, exclusive of interest, taxes, commissions, Class Specific Expenses, other expenses incidental to portfolio transactions, and extraordinary expenses beyond SM&R's control, but including the basic advisory fee, in excess of 1.25% per year of each Fund's average daily net assets. Such reimbursements, when required, will be made monthly. No reimbursement to the Equity Income and Growth Funds under the 1.25% expense limitation was required for the fiscal years ended December 31, 1996, 1997 and 1998. During the fiscal years ended December 31, 1996, 1997, and 1998, SM&R reimbursed $29,344, $24,234 and $33,454, respectively, in excess expenses to the Balanced Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

    SM&R, which supervises each Fund's investments, is responsible for effecting portfolio transactions through eligible securities brokers and dealers, subject to the general supervision of each Fund's Board of Directors. Investment decisions are made by an Investment Committee of SM&R, and orders are placed by persons supervised by that committee.

    There is no arrangement or intention to place orders with any specific broker or group of brokers. The paramount factors considered by SM&R in placing orders are efficiency in the execution of orders and obtaining the most favorable prices for the Fund in both purchases and sales of portfolio securities. In seeking the best prices and executions, purchases and sales of securities which are not listed or traded on a securities exchange are generally executed with a principal market maker acting as principal. SM&R evaluates the brokerage fees paid by the Fund to any affiliated person by comparing such fees to those paid by other investment companies for similar transactions as reported in various industry surveys.

    Whenever the primary consideration of best price and best execution is met to the satisfaction of SM&R, the brokers and dealers selected will include those who provide supplementary statistical and research services. Such research services include advice as to the advisability of investing in, purchasing or selling securities, as well as analyses and reports concerning securities, economic factors and trends. Such services and information may be used by SM&R in servicing any fund it manages. Not all of these services or information are always used by SM&R in connection with the Funds. While SM&R is able to fulfill its obligation to each Fund without such information, its expenses might be materially increased if it had to obtain and assemble such information through its staff. However, the value of such information is not determinable. SM&R also uses such information when rendering investment advisory services to the American National Investment Accounts, Inc., SM&R Investments, Inc., and to American National and its other accounts.

    SM&R will authorize each Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer. Generally, the Funds pay higher than the lowest commission rates available.

    Consistent with the Conduct Rules of the National Association of Securities Dealers, and subject to seeking the best price and execution, each Fund may give consideration to sales of shares of each Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions. For the past three fiscal years, SM&R paid brokerage fees on the purchase and sale of portfolio securities for each Fund of the following approximate amounts:


--------------------------------------------------------------------------------------------
                                      BROKERAGE FEES     BROKERAGE FEES     BROKERAGE FEES
                                     PAID FOR THE YEAR  PAID FOR THE YEAR  PAID FOR THE YEAR
                                      ENDED DECEMBER     ENDED DECEMBER     ENDED DECEMBER
                                         31, 1996           31, 1997           31, 1998
--------------------------------------------------------------------------------------------
Growth Fund                              $  98,000          $ 416,000          $ 196,000
--------------------------------------------------------------------------------------------
Equity Income Fund                       $ 132,000          $ 345,000          $ 147,000
--------------------------------------------------------------------------------------------
Balanced Fund                            $  11,000          $  33,000          $  16,000
--------------------------------------------------------------------------------------------


    No brokerage commissions have been paid during the three most recent fiscal years to: (i) any broker that is an affiliated person of the Funds or an affiliated person of that person; or (ii) any broker an affiliated person of which is an affiliated person of the Funds or SM&R.

    The Funds, the American National Investment Accounts, Inc., and SM&R Investments, Inc., for which SM&R is also investment adviser, may own securities of the same companies from time to time. However, Each Fund's portfolio security transactions will be conducted independently, except when decisions are made to purchase or sell portfolio securities of the Funds, the American National Investment Accounts, Inc., and SM&R Investments, Inc., simultaneously. In such event, the transactions will be averaged as to price and allocated as to amount (according to the proportionate share of the total combined commitment) in accordance with the daily purchase or sale orders actually executed.

    Each Fund's Board of Directors has determined that such ability to effect simultaneous transactions may be in the best interests of each Fund. It is recognized that in some cases these practices could have a detrimental effect upon the price and volume of securities being bought and sold by the Funds, which in other cases these practices could produce better executions.

DESCRIPTION OF FUND SHARES

    Each of the Funds has authorized capital stock of two billion common shares with a par value of $0.01 each. The Funds are each divided into six Classes of shares of common stock designated as:

    - Class A (front-end load);

    - Class B (back-end load);

    - Class C (level load);

    - Class Y (institutional shareholders);

    - Class J (network); and

    - Class T (existing Class T shareholders and certain designated persons).

    The shares of each Fund, when issued, will be fully paid and non-assessable, will have no conversion, preemptive, or other subscription rights, and will be freely transferable and redeemable.

    Each share of capital stock represents an interest in the assets of a particular Fund and has no interest in the assets of any other Fund. Shares of a Fund are equal with respect to distributions from income and capital gains, except as described below. In the event of liquidation, each share of a Fund is entitled to an equal portion of all the assets of that Fund after all debts and expenses have been paid.

    Each Class of a Fund represents an interest in the same portfolio of investments and each Class has the same rights as the other Classes, except that each Class bears its own expenses and its proportionate share of the general liabilities of that Fund. The net income attributable to each Class and the dividends payable on the shares of that Class will be reduced by the amount of the service and distribution fees ("12b-1 fees") of that Class and any Class-specific expenses. Class B and Class C shares are subject to higher 12b-1 fees, which will cause such Classes to have a higher expense ratio and pay lower dividends than the Class A shares.

VOTING RIGHTS

    Within the respective Funds, all shares have equal voting, participation, and liquidation rights, but do not have cumulative voting rights. With respect to election of directors, non-cumulative voting means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they so choose, and in such event, holders of the remaining shares will not be able to elect any directors.

    On certain matters, such as the election of directors or amendment of the investment advisory contract, all shares of each Fund vote together, with each share having one vote. On matters affecting a particular Class of a Fund, only shares of that Class of the Fund are entitled to vote, and a majority of the shares of that Class generally are required for approval of the proposal.

PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASING SHARES

    Shares of each Fund may be purchased at a public offering price which is based on the net asset value of each share of the Fund next determined plus a sales charge, if any. Remittances for additional investments may be submitted directly to SM&R. Except for certain systematic investment programs (see "SPECIAL PURCHASE PLANS" herein), the minimum initial investment is $100 and additional shares may be purchased through investment of $20 or more at any time thereafter.

    Certificates representing shares purchased are not issued. Investors have the same ownership rights with respect to shares purchased as if certificates had been issued. A confirmation will be sent to the investor promptly after each share purchase.

    All purchases must be in (or payable in) U.S. dollars. All checks must be drawn in U.S. dollars on a U.S. bank. Investors will be subject to a service charge on dishonored checks. The Funds reserve the right to reject any order for the purchase of its shares when in the judgment of management such rejection is in the best interests of the applicable Funds.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share of each Class of each Fund is determined by adding the market value of the Class' portfolio securities and other assets, subtracting liabilities, and dividing the result by the number of the Class shares outstanding. Expenses and fees of each Class of a Fund, including the advisory fee and the expense limitation reimbursement, if any, are accrued daily and taken into account in determining net asset value. The portfolio securities of the Funds are valued as of the close of trading on each day that the New York Stock Exchange is open for trading. Securities listed on national securities exchanges are valued at the last sales price on such day, or if there is no sale, then at the closing bid price therefor on such day on such exchange. The value of unlisted securities is determined on the basis of the latest bid prices therefor on such day. If no quotations are available for a security or other property, it is valued at fair value as determined in good faith by the Board of each Fund (or their delegate) on a consistent basis.

DETERMINATION OF OFFERING PRICE

    Full and fractional shares are purchased at the offering price, which is the net asset value next determined after receipt of a purchase order plus the sales charge. The sales charge is a percentage of the net asset value per share and will vary as shown below. Purchases received by SM&R at its office in League City, Texas prior to 3:00 p.m. Central Time, on any day that the New York Stock Exchange is open for trading, will be executed at the applicable offering price determined on that day. Purchases received by SM&R thereafter will be executed at the offering price determined on the next day that the New York Stock Exchange is open for trading.

    SM&R is not in receipt of purchase (and redemption or transfer) orders given to a dealer until the dealer transmits the order to SM&R and SM&R actually receives the order at its League City office. It is the responsibility of any such dealer and not SM&R to establish procedures to assure that orders received before the close of the Exchange on an SM&R business day will be reported to SM&R before SM&R's close of business on that same day.

    CLASS T SHARES (EXISTING SHAREHOLDERS). The offering price of the Class T shares is the net asset value per share plus an initial sales charge of up to 5.75% of the public offering price. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. Certain purchasers of Class T shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Reduction and/or Waiver of Initial Sales Charges" below and "Sales Charge Reductions and Waivers" in the Prospectuses. If you invest $500,000 or more in Class T shares, there is no initial sales charge.

    The offering price of Class T shares is the next determined net asset value plus a sales charge, if applicable (expressed as a percentage of the offering price) shown in the following table:

-------------------------------------------------------------------------------------------------
                                                             SALES CHARGE AS      DISCOUNT TO
                                            SALES CHARGE AS  A PERCENTAGE OF  SELECTED DEALERS AS
                                            A PERCENTAGE OF    NET AMOUNT       A PERCENTAGE OF
AMOUNT OF INVESTMENT                        OFFERING PRICE      INVESTED        OFFERING PRICE*
-------------------------------------------------------------------------------------------------
Less than $50,000                                   5.75%             6.1%              4.75%
-------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                       4.5%             4.7%               4.0%
-------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                      3.5%             3.6%               3.0%
-------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                      2.5%             2.6%               2.0%
-------------------------------------------------------------------------------------------------
$500,000 and over                                   None             None               None
-------------------------------------------------------------------------------------------------

------------------------

* For Class T shares, SM&R may, in certain circumstances, provide compensation (from its own profits and resources) to broker-dealers in addition to these discounts.

    CLASS A SHARES (FRONT-END LOAD). Class A shares are subject to an initial sales charge of up to 5.00% of the public offering price and an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares. For amounts invested over certain levels, or "breakpoints" (beginning at $50,000), you pay reduced sales charges. If you invest $1 million or more in Class A shares, there is no initial sales charge, but such shares will be subject to a contingent deferred sales charge ("CDSC") of 1.00% of the offering price on redemptions within 13 months of purchase. Certain purchasers of Class A shares may qualify for a reduction or waiver of initial sales charges, as set forth in the chart below and under "Reduction and/or Waiver of Initial Sales Charges" below and "Sales Charge Reductions and Waivers" in the Prospectuses.

    The offering price of Class A shares is the next determined net asset value per share plus a sales charge (expressed as a percentage of the offering price) shown in the following table:

-------------------------------------------------------------------------------------------------
                                                             SALES CHARGE AS      DISCOUNT TO
                                            SALES CHARGE AS  A PERCENTAGE OF  SELECTED DEALERS AS
                                            A PERCENTAGE OF    NET AMOUNT       A PERCENTAGE OF
AMOUNT OF INVESTMENT                        OFFERING PRICE      INVESTED        OFFERING PRICE*
-------------------------------------------------------------------------------------------------
Less than $50,000                                   5.00%             5.3%              4.50%
-------------------------------------------------------------------------------------------------
$50,000 but less than $100,000                       4.5%             4.7%               4.0%
-------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                      3.5%             3.6%               3.0%
-------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                      2.5%             2.6%               2.0%
-------------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000                    1.5%             1.5%              1.00%
-------------------------------------------------------------------------------------------------
$1,000,000 and over                                 None*            None               None
-------------------------------------------------------------------------------------------------

------------------------

*   Subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.

    CLASS B SHARES (BACK-END LOAD). An investor pays no initial sales charge upon the purchase of Class B shares, but such shares are subject to a CDSC that declines from 5.00% to zero, calculated as a percentage of the amount invested, imposed on certain redemptions made within six years of purchase. Class B shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class B shares.

    Class B shares are sold at net asset value, but are subject to a contingent deferred sales charge (expressed as a percentage of the offering price) shown in the following table:

----------------------------------------------------------------------------
                                         CONTINGENT DEFERRED SALES CHARGE
        YEARS SINCE PURCHASE            (AS A PERCENTAGE OF OFFERING PRICE)
----------------------------------------------------------------------------
               Year 1                                   5%
----------------------------------------------------------------------------
               Year 2                                   4%
----------------------------------------------------------------------------
               Year 3                                   3%
----------------------------------------------------------------------------
               Year 4                                   2%
----------------------------------------------------------------------------
               Year 5                                   1%
----------------------------------------------------------------------------
               Year 6+                                  0%
----------------------------------------------------------------------------

    If the net asset value of shares being redeemed has increased above the initial purchase price, no CDSC is imposed on amounts attributable to such increase in net asset value. No CDSC is assessed on shares derived from reinvestment of dividends or capital gain distributions. The Company will minimize any applicable CDSC payable by assuming that an investor (i) first redeems Class B shares owned through reinvested dividends and capital gains distributions, and (ii) next redeems Class B shares held the longest.

    Each Class B share converts automatically to Class A shares of equal dollar value after the investor has owned Class B shares for eight (8) years. Dividends and other distributions paid to an investor in the form of additional Class B shares also will convert to Class A shares on a pro-rata basis.

The conversion benefits shareholders because Class A shares are subject to a lower ongoing Distribution Fee. If an investor converts Class B shares for Class B shares of another fund managed by SM&R, the purchase date of the original investment will be used to determine the appropriate conversion date.

    CLASS C SHARES (LEVEL LOAD). The Funds offer Class C shares at their respective net asset value plus an initial sales charge of 1.00% of the offering price. A contingent deferred sales charge of 1.00% is also assessed on redemptions of Class C shares during the first thirteen months after purchase. Class C shares are subject to an annual 12b-1 fee of 1.00% of the average daily net asset value of the Class C shares.

    CLASS Y SHARES. Class Y shares are no-load shares of the Funds offered through certain financial intermediaries (such as broker-dealers and investment advisers) that have distribution agreements with SM&R. Class Y shares are available to institutions and certain other investors, as described in the Prospectus for the Class Y shares. Class Y shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions or any distribution and service ("12b-1") fees. Accordingly, the Offering Price for Class Y shares is that Class' net asset value.

    CLASS J SHARES. Class J shares of the Funds are offered through mutual fund "supermarkets" that have distribution agreements with SM&R. Class J shares are offered at net asset value without the imposition of any sales charge on purchases or redemptions. Accordingly, the Offering Price for Class J shares is that Class' net asset value. Class J shares are subject to an annual 12b-1 fee of 0.75% of the average daily net asset value of the Class J shares.

REDUCTION AND/OR WAIVER OF INITIAL SALES CHARGES (CLASS A AND CLASS T SHARES)

    DISCOUNTS THROUGH CONCURRENT PURCHASES. Investors may qualify for a reduced sales charge on Class T or Class A shares. To qualify, the investor may combine concurrent purchases of Class T and Class A shares of a fund managed by SM&R at the respective sales charges applicable to each. Investors that are eligible to combine concurrent purchases to qualify for a reduced sales charge include: (1) Any individual; (2) Any individual, his or her spouse, and trusts or custodial agreements for their minor children; (3) A trustee or fiduciary of a single trust estate or single fiduciary account; (4) Tax-exempt organizations specified in Sections 501(c)(3) or (13) of the Internal Revenue Code, or employees' trusts, pension, profit-sharing, or other employee benefit plans qualified under
Section 401 of the Internal Revenue Code; and (5) Employees (or employers on behalf of employees) under any employee benefit plan not qualified under Section 401 of the Internal Revenue Code.

    Purchases by any "company" or employee benefit plans not qualified under
Section 401 of the Internal Revenue Code will qualify for the above quantity discounts only if the Funds will realize economies of scale in sales effort and sales related expenses as a result of the employer's or the plan's bearing the expense of any payroll deduction plan, making the Funds' prospectuses available to individual investors or employees, forwarding investments by such employees to the Funds, and the like.

    These discounts through concurrent purchases are applicable both to single, lump sum purchases made under the provisions of the preceding paragraphs and to qualified investments under a "Letter of Intent" or under the "Accumulation Privilege" as described below.

    THE EDUCATION FUNDING INVESTMENT ACCOUNT PROGRAM. The following sales charge breakpoints apply to purchases made by individuals investing in Class A or Class T shares of the Funds through the use of The Education Funding Investment Account Program as well as the Education IRA. These breakpoints differ from the standard breakpoints in two respects: (1) investments in Class A or T shares of less than $100,000 are subject to a lower initial sales charge, and (2) investments in Class A or T shares above $500,000 are not subject to an initial sales charge. The applicable sales charges are as follows:

-------------------------------------------------------------------------------------------------
                                                             SALES CHARGE AS      DISCOUNT TO
                                            SALES CHARGE AS  A PERCENTAGE OF  SELECTED DEALERS AS
                                            A PERCENTAGE OF    NET AMOUNT       A PERCENTAGE OF
AMOUNT OF INVESTMENT                        OFFERING PRICE      INVESTED        OFFERING PRICE*
-------------------------------------------------------------------------------------------------
Less than $100,000                                   4.5%             4.7%               4.0%
-------------------------------------------------------------------------------------------------
$100,000 but less than $250,000                      3.5%             3.6%               3.0%
-------------------------------------------------------------------------------------------------
$250,000 but less than $500,000                      2.5%             2.6%               2.0%
-------------------------------------------------------------------------------------------------
$500,000 and over                                   None*            None               None
-------------------------------------------------------------------------------------------------

------------------------

* Class A shares are subject to a CDSC of 1.00% on shares redeemed within 13 months of purchase.

    The Education Funding Investment Account Program is a service expressly created to help investors accumulate funds for their children's or grandchildren's college education. The maximum sales charge is 4.5% on the purchase of Class A or T shares of the Funds. To participate in this special plan, investors must complete the special Education Funding Investment Account application designed specifically for the Program.

    DISCOUNTS THROUGH A RIGHT OF ACCUMULATION. If you already own Class T or Class A shares of a fund managed by SM&R, on which you paid a front-end sales load, you may be able to receive a discount when you buy additional shares. The current net asset value of the shares you already own may be "accumulated"--I.E., combined together with the dollar amount being invested--to achieve quantities eligible for discount.

    LETTER OF INTENT. You may qualify immediately for a reduced sales charge on purchases of Class T and Class A shares of funds managed by SM&R by completing a Letter of Intent (See "Letter of Intent" in the Prospectuses). A minimum initial investment equal to 10% of the amount necessary for the applicable reduced sales charge is required when a Letter of Intent is executed. Investments made under a Letter of Intent will purchase shares at the total sales charge rate applicable to the specified total investment. SM&R will hold in escrow from the initial investment shares equal to 5% of the amount of the total intended investment. Such escrow shares may not be exchanged for or reinvested in shares of another fund and, subject to the right of early cancellation described below, will not be released until the amount purchased equals the commitment set forth in the Letter of Intent. If the intended investment is not completed during the 13-month period, the difference between the sales charge actually paid and the sales charge applicable to the total of such purchases made will be deducted from the escrow shares if not paid by the investor within twenty days after the date notice thereof has been mailed to such investor.

    A Letter of Intent agreement can be canceled prior to the end of the 13-month period and escrow shares released to the investor if the investor pays the difference between the sales charge paid and the sales charge applicable to the amount actually invested and agrees that such Letter of Intent agreement is canceled and no longer in effect.

    The offering value of the shares of funds managed by SM&R currently owned, and previously subject to a front-end sales load, may also be included in the aggregate amount of an investment covered by a Letter of Intent.

    For example, if an investor owns Class A shares of one or more of the Funds and/or another fund managed by SM&R currently valued at $80,000 and intends to invest $25,000 over the next thirteen months in Class A shares of the Growth Fund, such investor may execute a Letter of Intent and the entire $25,000 will purchase shares of either or all of such funds at the reduced sales charge rate applicable to an investment of $100,000 or more. A Letter of Intent does not represent a binding obligation on the part of the investor to purchase or the Funds to sell the full amount of shares specified.

    WAIVER OF CLASS A AND CLASS T INITIAL SALES CHARGE FOR SPECIAL PURCHASERS. After receipt of written request by SM&R, Class A and Class T shares of the Funds may be purchased by certain purchasers designated in the Class T and Class A Prospectuses at net asset value per share without the imposition of any sales charge.

REDUCTION AND/OR WAIVER OF CONTINGENT DEFERRED SALES CHARGE (CLASS B SHARES)

    The CDSC will be waived on the following redemptions of Class B shares:

    (1) 12% FREE AMOUNT. We waive the CDSC on redemptions pursuant to a systematic withdrawal plan of up to 12% of account value per year. We apply this 12% waiver on a per fund basis to the account value determined at the time you elect a systematic withdrawal plan (amounts not subject to a CDSC, such as appreciation and reinvested dividends, are withdrawn first).

    (2) DEATH OR DISABILITY. We waive the CDSC on redemptions of Class B shares following the shareholder's death or disability, so long as:

       (a) the disability began after the shares were purchased;

       (b) SM&R is notified of such death or disability at the time of the redemption request and receives satisfactory evidence of such death or disability;

       (c) the redemptions are made within one year following death or initial determination of disability; and

       (d) the shares were held at the time of death or initial determination of disability.

       For purposes of this waiver, the death or disability must meet the definition in Section 72(m)(7) of the Internal Revenue Code (the "Code"). If the shares are held in a joint account, then all registered joint owners must be dead or disabled.

    (3) MINIMUM REQUIRED DISTRIBUTIONS. We waive the CDSC on redemptions of Class B shares in connection with certain distributions from four types of qualified retirement plans: IRAs, custodial accounts maintained pursuant to Code Section 403(b), deferred compensation plans qualified under Code 457 and plans qualified under Code Section 401. To qualify for the waiver, the redemptions must result from one of the following:

       (a) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older to the extent it does not exceed 12% annually of the participant's or beneficiary's account value;

       (b) tax-free rollovers or transfers of assets to another IRA, Section 403(b) plan, Section 457 plan or Section 401 plan invested in Class B shares of one or more funds managed by SM&R;

       (c) tax-free returns of excess contributions or returns of excess deferral amounts; and

       (d) distributions upon the death or disability (as defined in the Code) of the participant or beneficiary.

    (4) SMALL ACCOUNTS. We waive the CDSC on redemptions by the funds of small accounts (Accounts with a value less than $500).

    (5) SM&R INVESTMENTS. We waive the CDSC on redemptions of shares owned by SM&R or any of its affiliates.

FUND AND CLASS EXPENSES

    Expenses that are directly attributable to a particular Class of shares ("Class Expenses") will be borne solely by that Class. Class expenses include:
(1) asset-based 12b-1 fees; (2) transfer agency fees attributable to a particular Class; (3) expenses related to preparing, printing, mailing, and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific Class; (4) state and federal registration fees incurred by a specific Class; (5) litigation and other legal expenses relating to a particular Class; (6) directors' fees and expenses incurred as a result of issues relating solely to a particular Class; (7) accounting, audit, and tax expenses relating to a specific Class; (8) the expenses of administrative personnel and services required to support the shareholders of a specific Class; and (9) fees and other payments made to entities performing services for a particular Class, including account maintenance, dividend disbursing, or subaccounting services.

    Class Expenses may be waived or reimbursed by SM&R, the Fund's investment adviser and distributor. Investment advisory fees, custodial fees, and other expenses relating to the management of the Funds' assets shall not be allocated on a class-specific basis. Income, realized and unrealized capital gains and losses, and expenses that are not allocated to a specific Class shall be allocated to each Class on the basis of the proportionate net assets of that Class in relation to the net assets of the Fund.

SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

    Each Fund adopted a Distribution and Shareholder Servicing Plan (the "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act for the Class A, Class B, Class C, and Class J shares. The 12b-1 Plan provides that SM&R will provide distribution and/or shareholder services to the Class A, Class B, Class C, and Class J shares of the Funds (the "12b-1 Classes").

    For each 12b-1 Class, SM&R is entitled to receive a Distribution Fee and/or Service Fee, as applicable, computed as an annual percentage of the value of the average daily net assets of the Fund attributable to that Class, as follows:

------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION          SERVICE          TOTAL 12b-1
                   CLASS                             FEE                FEE                FEE
------------------------------------------------------------------------------------------------------
Class T Shares: Existing Shareholders                    -0-                -0-                -0-
------------------------------------------------------------------------------------------------------
Class A Shares: Front-End Load                         0.25%                -0-              0.25%
------------------------------------------------------------------------------------------------------
Class B Shares: Back-End Load (CDSC)                   0.50%              0.25%              0.75%
------------------------------------------------------------------------------------------------------
Class C Shares: Level Load                             0.75%              0.25%              1.00%
------------------------------------------------------------------------------------------------------
Class J Shares: Network                                0.75%                -0-              0.75%
------------------------------------------------------------------------------------------------------
Class Y Shares: Institutional                            -0-                -0-                -0-
------------------------------------------------------------------------------------------------------

------------------------

(1) The Distribution Fee and/or Service Fee, as applicable, to be paid under the 12b-1 Plan will be calculated daily (as a percentage of average daily net assets) and paid periodically.

    The purpose of the Distribution Fee is to compensate SM&R, or enable SM&R to compensate other persons, including any distributor of shares of the 12b-1 Classes, for services that are primarily intended to result in or primarily attributable to the sale of the 12b-1 Classes ("Selling Services"). The purpose of the Service Fee is to compensate SM&R, or enable SM&R to compensate other persons, for providing ongoing servicing to shareholders of the Funds ("Shareholder Services").

    "Selling Services" include the training and supervision of sales personnel; advertising, marketing, and other promotional expenses, including the costs of preparing and printing sales literature; printing prospectuses and statements of additional information and distributing them to prospective investors in 12b-1 Classes; and distributing shares of the 12b-1 Classes. Payments for Selling Services may include payment for overhead and other office expenses that are related to the distribution of the 12b-1 Classes. SM&R also may reimburse the expenses of persons who provide support services in connection with the distribution of the 12b-1 Classes, and may make payments to financial intermediaries that sell shares of the 12b-1 Classes. "Shareholder Services" include all forms of shareholder liaison services that SM&R deems appropriate, including maintaining shareholder accounts, providing shareholder liaison services, responding to customer inquiries, and providing shareholders with information on their investments and about the 12b-1 Classes.

    The 12b-1 Plan, and any related agreement, continues in effect with respect to a 12b-1 Class only if such continuance is specifically approved at least annually by either the Board or the shareholders of that 12b-1 Class and, in either case, by a majority vote of those directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in such agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and/or the related agreement. The 12b-1 Plan may be terminated with respect to any 12b-1 Class at any time, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of the relevant Class.

    Any distribution and shareholder services agreement related to the 12b-1 Plan terminates automatically upon its assignment. Moreover, with respect to each 12b-1 Class, any distribution and shareholder services agreement related to that 12b-1 Class may be terminated at any time, without the payment of any penalty, (1) by the Board or by a vote of the 12b-1 Class' outstanding shareholders, on 60 days written notice to SM&R, or (2) by SM&R, on 60 days written notice to the Fund.

    The 12b-1 Plan provides that it may not be amended with respect to any 12b-1 Class to increase materially the amount of the fees described in such Plan without approval of the shareholders of the relevant Class. All material amendments to the Plan also must be approved by the Board in the manner described above and in the 12b-1 Plan.

    In each year during which this Plan remains in effect with respect to a 12b-1 Class, SM&R (and any other person authorized to direct the disposition of monies paid or payable by the relevant Fund pursuant to the Plan or any related agreement) will prepare and furnish to the Board, and the Board will review, at least quarterly, written reports complying with the requirements of Rule 12b-1, which set out the amounts expended under this Plan and the purposes for which those expenditures were made. The obligations of each Fund under the 12b-1 Plan will not be binding upon any of the directors, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Fund, individually, but are binding only upon the assets and property of the relevant Fund or Funds, as provided in the Funds' Articles of Incorporation.

SPECIAL PURCHASE PLANS

AUTOMATIC INVESTMENT PLAN AND ELECTRONIC TRANSFERS

    Classes A, B and C provide a convenient, voluntary method of purchasing their shares through the "Automatic Investment Plan." Classes A, B, C, T and Y allow for the use of the "Electronic Transfers." These plans are referred to as a "Plan" or "Plans." The principal purposes of such Plans are to encourage thrift by enabling investors to make regular purchases in amounts less than normally required, and, in the case of the Funds, to employ the principle of dollar cost averaging described below. INVESTORS SHOULD BE AWARE THAT ANY APPLICABLE SALES CHARGE WILL APPLY TO PURCHASES MADE THROUGH A PLAN.

    By acquiring shares of the Funds on a regular basis pursuant to a Plan, or investing regularly on any other systematic plan, the investor takes advantage of the principle of Dollar Cost Averaging. Under Dollar Cost Averaging, if a constant amount is invested at regular intervals at varying price levels, the average cost of all the shares will be lower than the average of the price levels. This is because the same fixed number of dollars buys more shares when price levels are low and fewer shares when price levels are high. It is essential that the investor consider his or her financial ability to continue this investment program during times of market decline as well as market rise. The principle of Dollar Cost Averaging will not protect against loss in a declining market, as a loss will result if the Plan is discontinued when the market value is less than cost.

    After the initial minimum investment of $100 has been met, a Plan may be opened by indicating an intention to invest $20 or more (per individual) in the Funds monthly for at least one year. The investor will receive a confirmation showing the number of shares purchased, purchase price, and subsequent new balance of shares accumulated.

    An investor has no obligation to invest regularly or to continue participating in a Plan, which may be terminated by the investor at any time without penalty. Under a Plan, any distributions of income and realized capital gains will be reinvested in additional shares at net asset value unless a shareholder instructs SM&R in writing to pay them in cash. SM&R reserves the right to increase or decrease the amount required to open and continue the Plan, and to terminate any shareholder's right to participate in the Plan if after one year the value of the amount invested is less than $100.

GROUP SYSTEMATIC INVESTMENT PLAN

    A Group Systematic Investment Plan is available for purchases of Class A, Class B, or Class C shares. This Plan provides employers and employees with a convenient means for purchasing shares of the Funds under various types of employee benefit and thrift plans, including payroll deduction and bonus incentive plans. The Plan may be started with an initial cash investment of $100 ($20 per individual) for a group consisting of five or more participants. The shares purchased by each participant under the Plan will be credited to a separate account in the name of each investor in which all dividends and capital gains will be reinvested in additional shares of the applicable Fund at net asset value (plus a sales charge, if applicable). Such reinvestments will be made at the start of business on the day following the record date for such dividends and capital gains distributions. To keep his or her account open, subsequent payments in the amount of $20 or more must be made into each participant's account monthly. If the group is reduced to less than five participants, the minimums set forth under "Systematic Investment Plan and Electronic Transfer Service" shall apply. The plan may be terminated by SM&R or the shareholder at any time upon sixty (60) days prior written notice.

EXCHANGE PRIVILEGE

    You may make exchanges without charge, between the corresponding Class of funds managed by SM&R on terms described in the Prospectuses.

    You may exchange shares you own in the SM&R Investments, Inc. Primary Fund for shares of the SM&R Investment, Inc. Money Market Fund and vice versa.

    You also may exchange your Class A, B, T, Y, and J shares for shares of the Primary Fund and Money Market Fund, subject to two conditions:

    - any applicable CDSC period has expired on the shares you wish to exchange (I.E., 13 months in the case of Class A shares and 5 years in the case of Class B shares), and

    - you meet any minimum investment requirement for the shares you wish to acquire.

    You CANNOT exchange Class C shares for shares of the Money Market Fund or Primary Fund.

    You may exchange shares you own in the Primary Fund or Money Market Fund for Class A, T, Y, and J shares of another fund managed by SM&R, provided you meet any eligibility requirements and pay any sales charge applicable to the acquired shares. You cannot exchange shares of the Money Market Fund or Primary Fund for Class B or C shares of another fund.

    We waive any sales charges on Class A and Class T shares acquired through an exchange if you previously paid a sales charge on amounts invested in those shares. In other words, we will never impose a front-end sales charge on the same investments twice. If the exchanged shares were acquired through reinvestment of dividends or capital gains distributions while in a Class that imposes a front-end sales charge, we deem those amounts invested in shares to have previously paid a sales charge for purposes of the exchange privilege.

    For example, you purchase Class T shares of the Growth Fund. You then exchange all your Class T shares (including shares acquired through reinvestment of dividends and capital gains distributions) for shares of the Money Market Fund. Later, you re-exchange those shares of the Money Market Fund for Class T shares of the Equity Income Fund. We would not impose any sales charge upon re-exchange into Class T shares because you previously paid a sales charge on those amounts invested in shares.

    Shares of any fund held in escrow under a Letter of Intent are not eligible for the exchange privilege. Such shares will not be released from escrow until the balance invested during the period specified in the Letter of Intent equals or exceeds the amount required to be invested under the Letter of Intent or the shareholder requests, in writing, that the Letter of Intent be canceled and pays any adjustments in sales charge. After release from escrow, shares may be exchanged, provided all other applicable conditions are met.

    The exchange privilege does not give an investor the option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the Funds. SM&R reserves the right to restrict the frequency of or otherwise modify, condition, terminate or impose additional charges upon the exchange privilege. ANY GAIN OR LOSS REALIZED ON AN EXCHANGE OR RE-EXCHANGE MAY BE RECOGNIZED FOR FEDERAL AND STATE INCOME TAX PURPOSES. YOU SHOULD CONSULT YOUR TAX ADVISOR FOR THE TAX TREATMENT AND EFFECT OF EXCHANGES.

    The minimum number of shares of a Fund that may be exchanged is the number of shares of the Fund that have a net asset value on the date of such exchange that is equal to the minimum initial or subsequent investment, as the case may be, of the fund into which the exchange is being made.

REDEMPTION

GENERAL

    Any shareholder may redeem all or any part of his shares by submitting a written request to SM&R as the Funds' agent for such purpose. Such requests must be duly executed by each registered owner, must be accompanied by certificates endorsed for transfer (if certificates have been issued), and must contain a signature guarantee. The signature guarantee carries with it certain statutory warranties relied upon by the transfer agent. This guarantee is designed to protect the investor, the funds, SM&R, and its representatives through the signature verification of each investor wishing to redeem or exchange shares.

    Signatures may be guaranteed by an "eligible guarantor institution" as defined in rules adopted by the Securities and Exchange Commission. Eligible guarantor institutions generally include banks, brokers, dealers, municipal securities dealers or brokers, government securities dealers or brokers, credit unions, national securities exchanges, registered securities associations and institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program or an SM&R representative who has executed an agreement and received authorization from SM&R. WITNESSING OR NOTARIZATION IS NOT SUFFICIENT.

    No signature guarantees are required on the written request for redemption by a shareholder of record when payment is to be made to such shareholder of record at such shareholder's address of record and the value of the shares redeemed is $25,000 or less. In all other cases the signatures on the request for redemption, as well as on certificates being tendered, must be guaranteed. On all redemption requests for joint accounts, the signatures of all joint owners are required. Redemptions may also be requested by telephone, see "Redeeming Shares" in the Prospectuses. Corporations, executors, divorced persons, administrators, trustees or guardians will be required to submit further documentation. Any applicable CDSC will be deducted upon redemption.

    Shares are redeemed at the net asset value per share next computed after the request and certificates, if any, are received in "Proper Form." (See "Redeeming Shares" in the Prospectuses). A shareholder may receive more or less than he paid for his shares, depending on the prevailing market value of the Fund's portfolio securities and the applicable CDSC, if any. Redemption checks are delivered as soon as practicable and normally will be sent to the investor within seven days following the date on which redemption is made.

    At various times a Fund may be requested to redeem shares for which it has not yet received good payment for prior purchases of Fund shares. Accordingly, proceeds of a Fund will not be paid until good payment has been received which could be as much as ten (10) business days after the purchase, or until SM&R can verify that good payment (for example, cash or certified check on a United States bank) has been, or will be, collected for the purchase of such shares.

    The right of redemption is subject to suspension and payment postponed during any period when the New York Stock Exchange is closed other than customary weekend or holiday closings, or during which trading on such Exchange is restricted; for any period during which an emergency exists, as a result of which disposal by a Fund of its securities is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or for such other periods as the SEC has by order permitted such suspension for the protection of a Fund's security holders.

    The Funds have made an election under the 1940 Act to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. The Funds may pay the redemption price, if any, in excess of the amounts described above in whole or in part in portfolio securities, at the market value thereof determined as of the close of business next following receipt of the request in proper form, if deemed advisable by the Board of Directors. In such case a shareholder would incur brokerage costs if he sold the securities received.

SYSTEMATIC WITHDRAWAL PLAN

    As described in the Prospectus under "Systematic Withdrawal Plan," each Fund has a Systematic Withdrawal Plan which allows shareholders having an account value of $5,000 or more ($50,000 or more for Class Y) to automatically withdraw a minimum of $50 monthly or quarterly. It may not be advisable for shareholders to maintain a Withdrawal Account while concurrently purchasing shares of the Funds because of the sales charge or CDSC (as applicable) involved in additional purchases and withdrawals. A shareholder should carefully consider such purchases and contact his or her financial adviser regarding their advisability.

    A Systematic Withdrawal Plan provides for regular monthly or quarterly payments to the account investor or his designee through redemption of a portion of the shares held in the account. Some portion of each withdrawal may be taxable gain or loss to the account investor at the time of the withdrawal, the amount of the gain or loss being determined by the investment in the Funds' shares. The minimum, though not necessarily recommended, withdrawal amount is $50. Shares sufficient to provide the designated withdrawal payment are redeemed each month or quarterly on the 20th, or the next succeeding business day, and checks are mailed to reach the investor on or about the lst of the following month. All income dividends and capital gains distributions are automatically reinvested at net asset value, without sales charge. Since each withdrawal check represents proceeds from the sale of sufficient shares equal to the withdrawal, there can be a reduction of invested capital, particularly in a declining market. If redemptions are consistently in excess of shares added through reinvestment of distributions, the withdrawals will ultimately exhaust the capital.

    The shareholder may designate withdrawal payments for a fixed dollar amount, as stated in the preceding paragraph, or a variable dollar amount based on (1) redemption of a fixed number of shares at monthly or quarterly intervals, or (2) redemption of a specified and increasing fraction of shares held at monthly or quarterly intervals. To illustrate the latter option, if an investor wanted quarterly payments for a ten-year period, the first withdrawal payment would be the proceeds from redemption of 1/40th of the shares held in the account. The second payment would be 1/39th of the remaining shares; the third payment would be 1/38th of the remaining shares, etc. Under this option, all shares would be redeemed over the ten-year period, and the payment amount would vary each quarter, depending upon the number of shares redeemed and the redemption price.

    No charge is made for a non-qualified Systematic Withdrawal Plan, and the account investor may change the option or payment amount at any time upon written request received by SM&R no later than the month prior to the month of a scheduled redemption for a withdrawal payment. A Systematic Withdrawal Plan may also be terminated at any time by the account investor or the Fund without penalty.

    Occasionally certain limited types of qualified retirement plans are involved in making investments and withdrawals during the same year. Under such an arrangement, it is possible for the plan to be, in effect, charged duplicate sales charges. In order to eliminate this possibility, each Fund will permit additional investments, without sales charge, equal to all sums withdrawn, providing the additional investments are made during the next twelve months following the withdrawal or redemption, and providing that all funds withdrawn were for the specific purpose of satisfying plan benefits of participants who have retired, become disabled or left the plan. Furthermore, for a qualified plan to qualify under this provision, the plan must include at least one participant who is a non-owner employee. The Funds and SM&R discourage shareholders from maintaining a withdrawal account while concurrently and regularly purchasing shares of the Funds, although such practice is not prohibited.

TAX STATUS

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY

    Each Fund is a separate entity for federal income tax purposes and each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. Each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in a timely manner. Therefore, it is not expected that any Fund will be required to pay federal income taxes.

    In order to qualify as a regulated investment company, each Fund must meet several requirements. These requirements include the following: (1) at least 90% of the Fund's gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies or other income derived in connection with the Fund's investment business and (2) at the close of each quarter of the Fund's taxable year, (a) at least 50% of the value of the Fund's assets must consist of cash, United States Government securities, securities of other regulated investment companies and other securities (limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer) and (b) not more than 25% of the value of the Fund's assets may be invested in the securities of any issuer (other than United States Government Securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are determined to be engaged in similar or related trades or businesses. In addition, each Fund must distribute to its shareholders at least 90% of its net investment income and net tax-exempt income for each of its taxable years. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to its shareholders will be taxed as ordinary dividend income to the extent of such Fund's available earnings and profits.

EXCISE TAX

    In order to avoid federal excise taxes, each Fund is required to distribute to its shareholders at least 98% of its taxable ordinary income earned during the calendar year and 98% of its capital gain net income earned during the twelve month period ending on October 31 (in addition to undistributed amounts from the prior year). The Funds intend to declare and pay sufficient dividends in a manner that will comply with such distribution requirements but can give no assurances that their distributions will be sufficient to eliminate all such excise taxes.

DISTRIBUTIONS OF INVESTMENT INCOME AND CAPITAL GAINS

    For federal income tax purposes, any income dividends derived from taxable investments which the shareholder receives from any Fund, as well as any distributions derived from net short-term capital gains, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares. Distributions derived from net long-term capital gains will be taxable as long-term capital gains regardless of the length of time the shareholder has owned the Fund's shares and regardless of whether such distributions are received in cash or in additional shares. In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous years. Distributions which are declared in October, November or December and paid to shareholders in January of the following year will be treated for tax purposes as if they had been received by the shareholders on December 31 of the year in which they were declared.

    A percentage of the dividends paid by each Fund to corporate shareholders may in certain circumstances qualify for the dividends received deduction available to corporations. The dividends received deduction will be available only with respect to dividends designated by the Fund as eligible for such treatment. Dividends so designated must be attributable to dividends earned by the Fund from U.S. corporations and must not have been earned from investments that were debt-financed or held by the Fund for less than the requisite period. Similarly, the deduction may be reduced or eliminated if the investment in the Fund by the corporate shareholder was debt-financed or held less than the requisite period. All dividends from the Funds, including dividends eligible for the dividends-received deduction, are included in a corporation's alternative minimum taxable income calculation.

    At the end of each calendar year, the Funds will advise shareholders about the tax status of all distributions made during each taxable year, including the portion of the dividends which comprise taxable income, exempt income and interest income that is a tax preference item under the alternative minimum tax. Shareholders should consult a tax advisor about the application of state and local (as well as federal) tax laws to these distributions and redemption proceeds received from the Fund.

    Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met within each Fund. Because the rules on exclusion of this income are different for corporations, corporate shareholders should consult with their corporate tax advisors about whether any of the distributions may be exempt from corporate income or franchise taxes.

    Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding taxes to distributions received by them from any Fund.

    Shareholders are reminded that dividends are taxable whether received in cash or reinvested and received in the form of additional shares. Furthermore, any distribution received shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the amount of the distributions. Such distributions, although in effect a return of capital, are subject to taxes. Furthermore, if the net asset value of each share is reduced below the shareholder's cost as a result of a distribution, such distribution would be a return of capital although taxed at applicable rates.

REDEMPTION OF FUND SHARES

    Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. The tax law generally requires that shareholders recognize a gain or loss in an amount equal to the difference between the amount received by the shareholder and the shareholder's tax basis. If the Fund shares are held as a capital asset, the shareholder will realize capital gain or loss and if the shares have been held for more than one year at the time of the redemption or exchange, the shareholder will realize long term gain or loss for federal income tax purposes. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long term capital loss to the extent of any long-term capital gains distributed to the shareholder on those shares. In addition, all or a portion of any loss realized upon the redemption of Fund shares will be disallowed to the extent the shareholder buys other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after the share redemption. (Any loss disallowed under this rule will be added to the shareholder's tax basis in the new Fund shares acquired during such period.) Shareholders should consult with their tax advisor concerning the tax reporting requirements in effect on the redemption or exchange of such shares.

    Each Fund or the securities dealer effecting a redemption transaction is required to file an information return (1099-B) with the IRS with respect to each sale of Fund shares by a shareholder. The year-end statement provided to each shareholder will serve as a substitute 1099-B for purposes of reporting any gain or loss on the tax return filed by the shareholder. In addition, each Fund is required by law and IRS regulations to withhold 31% of the dividends, redemptions and other payments made to non-exempt accounts unless shareholders have provided a corrected taxpayer identification number and made the certifications required by the IRS as indicated in the shareholder application when opening an account.

BACKUP WITHHOLDING

    Each Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividends or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number and made certain required certifications that appear in the Application. A shareholder may also be subject to backup withholding if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding for previous under-reporting of interest or dividend income.

NON-U.S. INVESTORS

    Ordinary dividends generally will be subject to U.S. income tax withholding. The non-U.S. investor's home country may also tax ordinary dividends, capital gain distributions and gains arising from redemptions and exchanges of fund shares. Fund shares held by the estate of a non-U.S. investor may be subject to U.S. estate tax. Non-U.S. investors may wish to contact their tax advisors to determine the U.S. and non-U.S. tax consequences of an investment in the fund.

THE UNDERWRITER

    SM&R serves as principal underwriter of the shares of the Funds pursuant to an agreement dated May 1, 1993, as amended on November 19, 1998 (the "Underwriting Agreement"). Such Underwriting Agreement provides that it shall continue in effect only so long as such continuance is specifically approved at least annually by the Board of Directors of each Fund or by vote of a majority of the outstanding voting securities of a Fund and, in either case, by the specific approval of a majority of directors who are not parties to such agreement or not "interested" persons (as defined in the 1940 Act) of any such parties, cast in person at a meeting called for the purpose of voting on such approval. The Underwriting Agreement was approved by the Board of Directors of each Fund in accordance with such procedures at a meeting held on November 19, 1998. The Underwriting Agreement may be terminated without penalty by vote of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of a Fund, or by SM&R, upon sixty (60) days written notice and will automatically terminate if assigned (as provided in the 1940 Act).

    As principal underwriter, SM&R continuously offers and sells shares of each Fund through its own sales representatives and broker-dealers. As compensation for such services, SM&R receives the sales charge, which is the difference between the offering price at which shares are issued and the net asset value thereof.

    Broker-dealers or other securities dealers that have entered into selling agreements with SM&R may receive compensation from SM&R or an affiliated company in connection with selling shares of funds managed by SM&R. Compensation may include financial assistance for conferences, shareholder services, automation, sales and training programs, or promotional activities. Registered representatives and their families may be paid for travel expenses, including lodging, in connection with business meetings or seminars. In some cases, this compensation may only be available to securities dealers whose representatives have sold or are expected to sell significant amounts of shares. Securities dealers may not use certain sales to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc.

    The sales charge allowance to broker-dealers ranges from a maximum of 6.1% to a minimum of 2.6% of the net amount invested and from a maximum of 4.75% to a minimum of 2.0% of the public offering price. In connection with certain purchases of Class T shares of $500,000 or more, SM&R may pay broker-dealers from its own profits and resources, a per annum percent of the amount invested as follows: Year 1--0.35%, Year 2--0.25%, and, in the third and subsequent years, 0.075% per annum, in quarterly installments, to those broker-dealers with accounts in the aggregate totaling $1 million or more. Such allowances are the same for all broker-dealers.

    The aggregate amount of sales charge received by SM&R from the sale of Fund shares for the past three fiscal years is as follows:


-------------------------------------------------
                                 SALES CHARGES        SALES CHARGES        SALES CHARGES
                               RECEIVED BY SM&R     RECEIVED BY SM&R     RECEIVED BY SM&R
                              FOR THE YEAR ENDED   FOR THE YEAR ENDED   FOR THE YEAR ENDED
                               DECEMBER 31, 1996    DECEMBER 31, 1997    DECEMBER 31, 1998
-------------------------------------------------------------------------------------------
Growth Fund                        $ 256,481            $ 405,080            $ 441,976
-------------------------------------------------------------------------------------------
Equity Income Fund                 $ 612,858            $ 697,920            $ 830,130
-------------------------------------------------------------------------------------------
Balanced Fund                      $  44,577            $  54,962            $  76,199
-------------------------------------------------------------------------------------------

    Of such amounts received from the Funds during such periods, SM&R retained approximately:


------------------------------------------------------------------------------------------------
                           YEAR ENDED DECEMBER     YEAR ENDED DECEMBER     YEAR ENDED DECEMBER
                                 31, 1996                31, 1997                31, 1998
------------------------------------------------------------------------------------------------
                           AMOUNT                  AMOUNT                  AMOUNT
                          RETAINED     AMOUNT     RETAINED     AMOUNT     RETAINED     AMOUNT
                             BY       REALLOWED      BY       REALLOWED      BY       REALLOWED
                            SM&R     TO DEALERS     SM&R     TO DEALERS     SM&R     TO DEALERS
------------------------------------------------------------------------------------------------
Growth Fund               $  47,000   $   6,066   $  54,000   $   5,433   $   3,904   $   5,175
------------------------------------------------------------------------------------------------
Equity Income Fund        $  55,000   $   9,010   $  48,000   $   9,704   $  (1,159)  $  10,123
------------------------------------------------------------------------------------------------
Balanced Fund             $   6,000   $     390   $   2,000   $     353   $     732   $     346
------------------------------------------------------------------------------------------------


AUDITORS AND FINANCIAL STATEMENTS

    Tait, Weller & Baker, 8 Penn Center, Philadelphia, PA 19103, are the Fund's independent auditors and perform annual audits of the Fund's financial statements.


    The Board appointed Tait, Weller & Baker to serve as the independent auditors to the Funds for the years ended December 31, 1997 and 1998. Shareholders of the Funds ratified the selection of Tait, Weller & Baker for the year ended December 31, 1998 at a meeting of the Shareholders held on May 28, 1998. Due to a concern over a potential conflict of interest, KPMG resigned as auditors to the Funds on December 15, 1997. For the year ended December 31, 1996, and up to the date of resignation of KPMG, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreement in connection with its report. The independent auditors' report on the 1996 financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. Each of Tait, Weller & Baker and KPMG has advised the Funds that neither it nor any present member or associate of the relevant firm has any financial interest, direct or indirect, in any of the Funds.



    Each Fund's audited financial statements for the year ended December 31, 1998 are incorporated herein by reference from each Fund's Annual Report dated December 31, 1998, filed with the SEC on March 9, 1999.


CUSTODIAN

    The cash and securities of the Funds are held by SM&R, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573, pursuant to a Custodian Agreement dated September 12, 1991. As custodian, SM&R will hold and administer the Funds' cash and securities and maintain certain financial and accounting books and records as provided for in such Custodian Agreement. The compensation paid to the Custodian is paid by the Funds and is based upon and varies with the number, type and amount of transactions conducted by the Custodian.

    SM&R has entered into a sub-custodial agreement with Moody National Bank of Galveston (the "Bank") effective July 1, 1991. Under the sub-custodian agreement, the cash and securities of the Funds will be held by the Bank which will be authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system of the Federal Reserve Bank with respect to securities of the Funds held by it on behalf of SM&R for the Funds.

COUNSEL

    The Fund's General Counsel is Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas 77550.

TRANSFER AGENT AND DIVIDEND PAYING AGENT

    SM&R is the transfer agent and dividend paying agent for the Funds, the American National Investments Accounts, Inc., and SM&R Investments, Inc. (See "Administrative Service Agreement" herein.) A discussion of SM&R's duties as transfer agent is set forth above under "Administrative Service Agreement."

PERFORMANCE AND ADVERTISING DATA

    Quotations of performance may from time to time be used in advertisements, sales literature, shareholder reports or other communications to shareholders or prospective investors. Each Fund's total return fluctuates in response to market conditions and other factors. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

    Each Fund's performance may be quoted in advertising in terms of total return. All advertisements will disclose the maximum sales charge to which investments in shares of that Fund may be subject. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. An investor should keep in mind when reviewing performance that past performance of a fund is not indicative of future results, but is an indication of the return to the investor only for the limited historical period.

    With respect to those categories of investors who are permitted to purchase shares of a Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, total return, average annual total return and other measures of performance as described elsewhere in this Statement of Additional Information with the substitution of net asset value for the public offering price.

    Sales literature referring to the use of the Funds as a potential investment for Individual Retirement Accounts ("IRAs"), and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.


    The Funds, annual reports contain additional performance information and will be made available to you upon request and without charge.


TOTAL RETURN

    Standardized total returns quoted in advertising and sales literature reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, any change in the Fund's net asset value per share over the period and maximum sales charge, if any, applicable to purchases of the Fund's shares. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in a Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gain or loss.

    The average annual total returns for each Fund for the following periods ended December 31, 1998 are:



--------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
      (FOR THE PERIODS ENDING
        DECEMBER 31, 1998)             PAST ONE YEAR      PAST 5 YEARS       PAST 10 YEARS
--------------------------------------------------------------------------------------------
SM&R Growth Fund                            11.53%             16.10%             13.90%
--------------------------------------------------------------------------------------------
SM&R Equity Income Fund                      5.65%             14.15%             13.95%
--------------------------------------------------------------------------------------------
SM&R Balanced Fund                           7.28%             11.81%             10.64%
--------------------------------------------------------------------------------------------


    The average annual total return figures for the Funds are computed for a Class according to a formula prescribed by the SEC. The formula can be expressed as follows:

                        P(1 + T)to the power of n = ERV

Where  P     = a hypothetical initial payment of $1,000;

       T    = average annual total return;

       n     = number of years; and

       ERV = Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The ERV assumes the deduction of all nonrecurring charges deducted at the end of each period.


    TOTAL RETURN FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCES.


    A Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities and is affected by operating expenses of the Fund and market conditions. A shareholder's investment in a Fund is not insured or guaranteed. These factors should be carefully considered by the investor before making any investment in any Fund.

CUMULATIVE TOTAL RETURN

    The cumulative return reflects each year's hypothetical annually compounded return that would equate a ten thousand dollar investment on January 1, 1988 to the redeemable value on December 31 of each of the next ten years by adding one to the computed average annual total return multiplied by:

    1.  the $10,000 hypothetical investment for the first year, or

    2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

    The total return percentage calculations assume the maximum sales charge was deducted from the initial amount invested and that all income dividends and capital gain distributions are reinvested on the reinvestment dates at the net asset value.

    The income return percentage reflects the income dividends paid during the year divided by:

    1.  the $10,000 hypothetical investment for the first year, or

    2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.

    The appreciation percentage represents the change in the net asset value during the year less the income dividends paid during the year divided by:

    1.  the $10,000 hypothetical investment for the first year, or

    2. the redeemable value of the $10,000 investment as of December 31 of the preceding year for years two through ten.


    The total return on the net amount invested reflects the hypothetical return that would equate a January 1, 1989 initial ten thousand dollar investment less the maximum $575 sales load to the redeemable value on December 31, 1989 by adding one to the computed total return and multiplying the result by $9,425 (the initial ten thousand dollar investment less the maximum sales load).


MULTI-CLASS PERFORMANCE

    The Funds converted from a single-class to a multi-class structure. That single class of outstanding shares was converted to Class T shares, effective December 31, 1998. Existing shareholders of a Fund as of December 31, 1998 became shareholders in Class T of that Fund.


    The performance calculations for the Classes of the Funds, other than the Class T shares, and any Classes that might later be created, may be stated so as to include the performance of the Fund's Class T shares. For these purposes, the inception of the Class T shares is the inception of the Funds. For standardized total return calculations, the current maximum initial sales load for Class A shares would be used in determining the total return of Class A shares as if assessed at the inception of Class T shares.


COMPARISONS

    To help investors better evaluate how an investment in the Funds might satisfy their investment objective, advertisements and other materials regarding the Funds may discuss various measures of the performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. The following publications, indices, and averages may be used:

    DOW JONES COMPOSITE AVERAGE OR ITS COMPONENT AVERAGES--an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

    STANDARD & POOR'S 500 STOCK INDEX OR ITS COMPONENT INDICES--an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

    THE NEW YORK STOCK EXCHANGE COMPOSITE OR COMPONENT INDICES--unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

    WILSHIRE 5000 EQUITY INDEX--represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

    LIPPER--MUTUAL FUND PERFORMANCE ANALYSIS AND LIPPER--FIXED INCOME FUND PERFORMANCE ANALYSIS--measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

    CDA MUTUAL FUND REPORT, PUBLISHED BY CDA INVESTMENT TECHNOLOGIES, INC. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

    MUTUAL FUND SOURCE BOOK, PUBLISHED BY MORNINGSTAR, INC.--analyzes price, yield, risk and total return for equity funds.

    FINANCIAL PUBLICATIONS: THE WALL STREET JOURNAL AND BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, AND MONEY MAGAZINES provide performance statistics over specified time periods.

    CONSUMER PRICE INDEX (OR COST OF LIVING INDEX), PUBLISHED BY THE U.S. BUREAU OF LABOR STATISTICS--a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

    SALOMON BROTHERS BROAD BOND INDEX OR ITS COMPONENT INDICES--The Aggregate Bond Index measures yield, price and total return for Treasury, Agency, Corporate, Mortgage, and Yankee bonds.

    STANDARD & POOR'S BOND INDICES--measures yield and price of Corporate, Municipal, and Government bonds.

    In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the portfolio of the Funds, that the averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate its figures. In addition there can be no assurance that the Funds will continue this performance as compared to such other averages.

EXHIBIT 1


SCHEDULE OF INVESTMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R GROWTH FUND

COMMON STOCK                         SHARES       VALUE

AUTO & TRUCK
  MANUFACTURERS--1.64%
DaimlerChrysler AG *                    8,541  $   820,470
Ford Motor Company                     24,800    1,455,450
General Motors Corporation             14,700    1,051,969
                                               -----------
                                                 3,327,889
BANKS--6.83%
Banc One Corporation                   38,500    1,965,906
BankAmerica Corporation                40,000    2,405,000
Comerica, Incorporated                 40,000    2,727,500
Dime Bancorp, Incorporated             67,000    1,771,313
First Union Corporation                30,000    1,824,375
Morgan (J.P.) & Company                15,000    1,575,937
Wells Fargo Company                    40,000    1,597,500
                                               -----------
                                                13,867,531
BEVERAGES--2.18%
Anheuser-Busch Companies,
  Incorporated                         37,000    2,428,125
Coca-Cola Company                      30,000    2,006,250
                                               -----------
                                                 4,434,375
CHEMICALS--1.52%
Cabot Corporation                      30,000      838,125
Hercules, Incorporated                 30,600      837,675
Praxair, Incorporated                  40,000    1,410,000
                                               -----------
                                                 3,085,800
COMMUNICATIONS EQUIPMENT--4.34%
Ascend Communications
  Incorporated*                        41,250    2,712,187
Lucent Technologies, Incorporated      40,000    4,400,000
Northern Telecom Limited               34,000    1,704,250
                                               -----------
                                                 8,816,437
COMPUTER RELATED--4.24%
Cisco Systems, Incorporated*           37,500    3,480,469
Sun Microsystems, Incorporated*        60,000    5,137,500
                                               -----------
                                                 8,617,969
COMPUTER SOFTWARE--10.63%
BMC Software, Incorporated*            80,000    3,565,000
HBO & Co                               62,000    1,778,625
MAPICS, Incorporated*                  80,000    1,320,000
Microsoft Corporation*                 56,000    7,766,500
Network Associates, Incorporated*      22,500    1,490,625
Novell, Incorporated*                 166,000    3,008,750
Synopsys, Incorporated*                49,000    2,658,250
                                               -----------
                                                21,587,750
CONSTRUCTION--0.62%
Centex Corporation                     27,700    1,248,231

COSMETICS & TOILETRIES--2.70%
Procter & Gamble Company               60,000    5,478,750


COMMON STOCK                         SHARES       VALUE

DIVERSIFIED--1.22%
AlliedSignal, Incorporated             23,000  $ 1,019,187
Coltec Industries, Incorporated*       40,000      780,000
U.S. Industries, Incorporated          36,000      670,500
                                               -----------
                                                 2,469,687

DRUGS--1.45%
Merck & Company, Incorporated          20,000    2,953,750

ELECTRICAL EQUIPMENT--3.97%
General Electric Company               63,000    6,429,938
York International Corporation         40,000    1,632,500
                                               -----------
                                                 8,062,438

ELECTRONICS/INSTRUMENTS--1.19%
Avnet, Incorporated                    40,000    2,420,000

ENVIRONMENTAL--1.33%
Waste Management, Incorporated         58,000    2,704,250

EXPLORATION & DRILLING--0.45%
Global Marine, Incorporated*           32,000      294,000
Tidewater, Incorporated                17,000      394,188
Union Pacific Resources Group,
  Incorporated                         25,408      230,260
                                               -----------
                                                   918,448

FINANCIAL SERVICES--2.96%
Associates First Capital
  Corporation                          12,998      550,790
Countrywide Credit Industries,
  Incorporated                         44,000    2,208,250
Morgan Stanley, Dean Witter,
  Discover and Company                 20,000    1,420,000
Reliance Group Holdings,
  Incorporated                        142,000    1,828,250
                                               -----------
                                                 6,007,290

FOOD PRODUCERS--5.11%
IBP, Incorporated                      58,000    1,689,250
Interstate Bakeries Corporation        66,000    1,744,875
McCormick & Company, Incorporated      58,000    1,961,125
Smithfield Foods, Incorporated*        47,500    1,609,063
Tyson Foods, Incorporated              30,000      637,500
Universal Foods Corporation           100,000    2,743,750
                                               -----------
                                                10,385,563

FOOD RETAILERS--2.85%
Albertson's, Incorporated              40,000    2,547,500
Safeway, Incorporated*                 53,000    3,229,688
                                               -----------
                                                 5,777,188

SCHEDULE OF INVESTMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R GROWTH FUND, CONTINUED

COMMON STOCK                         SHARES       VALUE
INSURANCE COMPANIES--3.96%
American General Corporation           20,000  $ 1,560,000
CIGNA Corporation                      33,000    2,551,312
Citigroup, Incorporated                79,500    3,935,250
                                               -----------
                                                 8,046,562

LEISURE TIME--0.70%
Brunswick Corporation                  57,000    1,410,750
MACHINERY & EQUIPMENT--1.27%
Flowserve Corporation                  47,000      778,437
Pall Corporation                       71,000    1,797,187
                                               -----------
                                                 2,575,624

MEDICAL PRODUCTS &
  SUPPLIES--7.17%
Abbott Laboratories                   100,000    4,900,000
Beckman Coulter, Incorporated          18,000      976,500
Bergen Brunswig Corporation (Class
  A)                                   82,500    2,877,188
Biomet, Incorporated                   82,000    3,300,500
Johnson & Johnson                      30,000    2,516,250
                                               -----------
                                                14,570,438

MEDICAL SERVICES--2.83%
Aetna, Incorporated                    23,000    1,808,375
PacifiCare Health Systems,
  Incorporated (Class B)*              30,000    2,385,000
United Healthcare Corporation          36,000    1,550,250
                                               -----------
                                                 5,743,625

METALS & MINING--0.27%
Kinross Gold Corporation*             240,120      555,277

NATURAL GAS--1.29%
Enron Corporation                      46,000    2,624,875

OIL DOMESTIC--3.51%
Amoco Corporation                      50,000    3,018,750
Kerr-McGee Corporation                 13,000      497,250
Murphy Oil Corporation                 17,000      701,250
Unocal Corporation                    100,000    2,918,750
                                               -----------
                                                 7,136,000
OIL INTERNATIONAL--3.39%
Chevron Corporation                    42,000    3,483,375
Elf Aquitaine ADR                      60,000    3,397,500
                                               -----------
                                                 6,880,875

PAPER/FOREST PRODUCTS--0.41%
Caraustar Industries, Incorporated     29,000      828,313

PHOTOGRAPHY/IMAGING--1.40%
Xerox Corporation                      24,000    2,832,000

PRINTING/PUBLISHING--0.78%
Banta Corporation                      58,000    1,587,750


COMMON STOCK                         SHARES       VALUE

PROFESSIONAL SERVICE--1.07%
Service Corporation International      57,000  $ 2,169,563

RETAIL DISCOUNT--1.20%
Wal-Mart Stores, Incorporated          30,000    2,443,125

RETAIL GENERAL--1.56%
Federated Department Stores,
  Incorporated*                        37,000    1,611,812
J. C. Penney Company, Incorporated     33,200    1,556,250
                                               -----------
                                                 3,168,062

RETAIL SPECIALTY--1.87%
Group 1 Automotive, Incorporated*      70,000    1,820,000
Officemax, Incorporated*               60,500      741,125
Tiffany & Company                      24,000    1,245,000
                                               -----------
                                                 3,806,125

SEMICONDUCTORS--2.92%
Intel Corporation                      50,000    5,928,125

STEEL--1.52%
Allegheny Teledyne, Incorporated       53,000    1,083,188
LTV Corporation                       180,000    1,046,250
USX-U. S. Steel Group                  42,000      966,000
                                               -----------
                                                 3,095,438

TELECOM--CELLULAR--1.64%
U S West, Incorporated New             51,365    3,319,463

TELEPHONE--2.54%
Alltel Corporation                     47,000    2,811,187
MediaOne Group, Incorporated*          50,000    2,350,000
                                               -----------
                                                 5,161,187

TRUCKING & SHIPPING--1.17%
Republic Services, Incorporated
  (Class A)*                           80,000    1,475,000
USFreightways Corporation              31,000      902,875
                                               -----------
                                                 2,377,875
                                               -----------
                   TOTAL COMMON STOCK--97.70%
                          (Cost $133,057,982)  198,424,398
                                               -----------
                                      FACE
COMMERCIAL PAPER                     AMOUNT

ELECTRIC POWER--1.00%
Kentucky Power Company, 6.25%,
  01/05/99                          $2,038,000   2,036,582

FINANCIAL SERVICES--0.50%
Dana Credit Corporation, 6.10%,
  01/04/99                            448,000      447,772
Ford Motor Credit Company, 6.00%,
  01/07/99                            565,000      564,435
                                               -----------
                                                 1,012,207

SCHEDULE OF INVESTMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R GROWTH FUND, CONTINUED

                                      FACE
COMMERCIAL PAPER                     AMOUNT       VALUE
UTILITY--MISCELLANEOUS--0.77%
Orange & Rockland Utilities
  Incorporated, 6.55%, 01/08/99     $1,569,000 $ 1,566,998
                                               -----------
                TOTAL COMMERCIAL PAPER--2.27%
                            (Cost $4,615,787)    4,615,787
                                               -----------
                    TOTAL INVESTMENTS--99.97%
                          (Cost $137,673,769)  203,040,185
                  CASH AND OTHER ASSETS, LESS
                           LIABILITIES--0.03%       69,023
                                               -----------
                          NET ASSETS--100.00%  $203,109,208
                                               -----------
                                               -----------
ABBREVIATIONS
ADR -- American Depository Receipt
  * -- Non-income producing securities


See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND

COMMON STOCK                         SHARES       VALUE

AUTO & TRUCK
  MANUFACTURERS--6.01%
DaimlerChrysler AG*                    34,292  $ 3,294,175
Ford Motor Company                    133,881    7,857,141
General Motors Corporation             28,000    2,003,750
                                               -----------
                                                13,155,066
BANKS--8.90%
Banc One Corporation                   77,000    3,931,812
BankAmerica Corporation                60,000    3,607,500
Comerica, Incorporated                 34,500    2,352,469
First Union Corporation                33,400    2,031,137
Morgan (J.P.) & Company                 9,500      998,094
TCF Financial Corporation              90,000    2,176,875
Wells Fargo Company                   110,000    4,393,125
                                               -----------
                                                19,491,012

BEVERAGES--1.50%
Anheuser-Busch Companies,
  Incorporated                         50,000    3,281,250

CHEMICALS--2.33%
Goodrich (B.F.) Company                75,000    2,690,625
Hercules, Incorporated                 32,600      892,425
Praxair, Incorporated                  43,000    1,515,750
                                               -----------
                                                 5,098,800

DIVERSIFIED--0.85%
AlliedSignal, Incorporated             25,000    1,107,813
U.S. Industries, Incorporated          40,000      745,000
                                               -----------
                                                 1,852,813

DRUGS--6.06%
Schering-Plough Corporation           240,000   13,260,000

ELECTRIC POWER--2.11%
Baltimore Gas & Electric Company       26,300      812,013
DTE Energy Company                     65,000    2,786,875
UtiliCorp United, Incorporated         28,000    1,027,250
                                               -----------
                                                 4,626,138

ELECTRICAL EQUIPMENT--0.80%
York International Corporation         43,000    1,754,937

ELECTRONICS/INSTRUMENTS--1.22%
Raytheon Company (Class B)             50,000    2,662,500

ENVIRONMENTAL--0.77%
Waste Management, Incorporated         36,250    1,690,156

EXPLORATION & DRILLING--0.67%
Tidewater, Incorporated                40,000      927,500
Union Pacific Resources Group,
  Incorporated                         60,000      543,750
                                               -----------
                                                 1,471,250


COMMON STOCK                         SHARES       VALUE

FINANCIAL SERVICES--6.04%
Associates First Capital
  Corporation                          70,176  $ 2,973,708
Morgan Stanley, Dean Witter,
  Discover and Company                 90,000    6,390,000
Omega Healthcare Investors,
  Incorporated                         60,000    1,811,250
Omega Worldwide, Incorporated*         19,893       87,032
Reliance Group Holdings,
  Incorporated                        152,000    1,957,000
                                               -----------
                                                13,218,990

FOODS PRODUCERS--3.79%
ConAgra, Incorporated                  40,000    1,260,000
Interstate Bakeries Corporation        73,000    1,929,937
McCormick & Company, Incorporated      70,000    2,366,875
Universal Foods Corporation            99,600    2,732,775
                                               -----------
                                                 8,289,587

FOODS RETAILERS--1.60%
Albertson's, Incorporated              55,000    3,502,813

FURNITURE/APPLIANCES--1.52%
Whirlpool Corporation                  60,000    3,322,500

INSURANCE--3.13%
CIGNA Corporation                      36,600    2,829,638
Citigroup, Incorporated                81,500    4,034,250
                                               -----------
                                                 6,863,888

LEISURE TIME--0.71%
Brunswick Corporation                  63,200    1,564,200

MACHINERY & EQUIPMENT--3.17%
Aeroquip-Vickers, Incorporated         25,000      748,437
Deere & Company                       100,000    3,312,500
Flowserve Corporation                  51,000      844,687
Foster Wheeler Corporation             30,000      395,625
Pall Corporation                       65,000    1,645,312
                                               -----------
                                                 6,946,561

MEDICAL PRODUCTS &
  SUPPLIES--4.70%
Abbott Laboratories                   130,000    6,370,000
Bergen Brunswig Corporation (Class
  A)                                  112,500    3,923,438
                                               -----------
                                                10,293,438

METALS & MINING--0.41%
Cyprus Amax Minerals Company           90,000      900,000

NATURAL GAS--1.28%
Enron Corporation                      49,000    2,796,063

OIL DOMESTIC--1.76%
Amoco Corporation                      35,600    2,149,350
Kerr-McGee Corporation                 27,200    1,040,400
Murphy Oil Corporation                 16,100      664,125
                                               -----------
                                                 3,853,875

SCHEDULE OF INVESTMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND, CONTINUED

COMMON STOCK                         SHARES       VALUE
OIL INTERNATIONAL--9.57%
Chevron Corporation                    30,000  $ 2,488,125
Elf Aquitaine ADR                      72,000    4,077,000
Exxon Corporation                      40,000    2,925,000
Royal Dutch Petroleum Company         100,000    4,787,500
Schlumberger Limited                   90,000    4,151,250
Texaco, Incorporated                   48,000    2,538,000
                                               -----------
                                                20,966,875
PAPER/FOREST PRODUCTS--1.85%
Caraustar Industries, Incorporated     30,000      856,875
Glatfelter (P.H.) Company              94,000    1,163,250
Weyerhaeuser Company                   40,000    2,032,500
                                               -----------
                                                 4,052,625

PHOTOGRAPHY/IMAGING--1.40%
Xerox Corporation                      26,000    3,068,000

PRINTING & PUBLISHING--1.62%
Banta Corporation                      63,000    1,724,625
Deluxe Corporation                     50,000    1,828,125
                                               -----------
                                                 3,552,750
PROFESSIONAL SERVICE--1.11%
Service Corporation International      64,000    2,436,000

REAL ESTATE/REITS--3.69%
CenterPoint Properties Corporation     63,000    2,130,188
Crescent Real Estate Equities
  Company                              65,000    1,495,000
Health & Retirement Properties
  Trust                               100,000    1,406,250
Hospitality Properties Trust           50,000    1,206,250
Liberty Trust Properties               75,000    1,846,875
                                               -----------
                                                 8,084,563

RESTAURANTS--0.34%
Applebee's International,
  Incorporated                         36,000      742,500

RETAIL GENERAL--1.42%
J. C. Penney Company, Incorporated     66,400    3,112,500

STEEL--1.60%
Allegheny Teledyne, Incorporated       60,000    1,226,250
LTV Corporation                       200,000    1,162,500
USX-U. S. Steel Group                  48,000    1,104,000
                                               -----------
                                                 3,492,750

TELECOM--CELLULAR--3.26%
GTE Corporation                        60,000    3,900,000
U S West Incorporated New              50,000    3,231,250
                                               -----------
                                                 7,131,250

TELEPHONE UTILITY--1.39%
Alltel Corporation                     51,000    3,050,438


COMMON STOCK                         SHARES       VALUE

TOBACCO--1.59%
RJR Nabisco Holdings Corporation       41,248  $ 1,224,550
UST, Incorporated                      65,000    2,266,875
                                               -----------
                                                 3,491,425

TRUCKING & SHIPPING--0.45%
USFreightways Corporation              34,000      990,250
                                               -----------
                   TOTAL COMMON STOCK--88.62%
                          (Cost $133,388,708)  194,067,763
                                               -----------
CONVERTIBLE PREFERRED STOCK

FINANCIAL SERVICES--0.57%
ProLogis Trust                         47,000    1,239,625

INSURANCE COMPANIES--0.59%
St Paul Capital LLC                    20,000    1,290,000

OIL DOMESTIC--1.36%
Unocal Capital Trust                   61,000    2,981,375
                                               -----------
     TOTAL CONVERTIBLE PREFERRED STOCK--2.52%
                            (Cost $5,414,752)    5,511,000
                                               -----------

                                      FACE
COMMERCIAL PAPER                     AMOUNT

CONSTRUCTION--0.43%
Centex Corporation, 6.55%,
  01/22/99                          $ 945,000      944,140

ELECTRIC POWER--0.88%
Kentucky Power Company, 6.25%,
  01/05/99                          1,936,000    1,934,653

FINANCIAL SERVICES--5.73%
Ford Motor Credit Company, 6.00%,
  01/07/99                          1,843,000    1,841,156
Kerr-McGee Credit Corporation,
  6.05%, 01/08/99                   1,500,000    1,498,223
PS Colorado Credit Corporation,
  6.00%, 01/14/99                   2,645,000    2,639,242
Penn Power & Light Energy Trust,
  6.10%, 01/12/99                   3,061,000    3,055,257
Textron Financial Corporation,
  6.05%, 01/04/99                   1,298,000    1,297,340
Textron Financial Corporation,
  5.92%, 01/15/99                   2,215,000    2,209,882
                                               -----------
                                                12,541,100

METAL PRODUCTS--0.68%
Reynolds Metals Company, 5.83%,
  01/06/99                          1,487,000    1,485,794

SCHEDULE OF INVESTMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R EQUITY INCOME FUND, CONTINUED

                                      FACE
COMMERCIAL PAPER                     AMOUNT       VALUE
OIL DOMESTIC--1.06%
Anadarko Petroleum Corporation,
  5.07%, 01/22/99                   $1,976,000 $ 1,970,155
Questar Corporation, 5.65%,
  01/19/99                            350,000      349,010
                                               -----------
                                                 2,319,165
                                               -----------
                TOTAL COMMERCIAL PAPER--8.78%
                           (Cost $19,224,852)   19,224,852
                                               -----------
                    TOTAL INVESTMENTS--99.92%
                          (Cost $158,028,312)  218,803,615
                  CASH AND OTHER ASSETS, LESS
                           LIABILITIES--0.08%      176,356
                                               -----------
                          NET ASSETS--100.00%  $218,979,971
                                               -----------
                                               -----------
ABBREVIATIONS
 ADR -- American Depository Receipt
REIT -- Real Estate Investment Trust
  * -- Non-income producing securities

See notes to financial statements.

SCHEDULE OF INVESTMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R BALANCED FUND

COMMON STOCK                          SHARES      VALUE

AUTO & TRUCK
  MANUFACTURERS--1.92%
DaimlerChrysler AG*                      1,621  $  155,717
Ford Motor Company                       3,300     193,669
General Motors Corporation               3,000     214,687
                                                ----------
                                                   564,073

BANKS--4.18%
Banc One Corporation                     3,410     174,123
BankAmerica Corporation                  5,000     300,625
Comerica, Incorporated                   3,750     255,703
Dime Bancorp, Incorporated               5,400     142,762
First Union Corporation                  3,200     194,600
Wells Fargo Company                      4,000     159,750
                                                ----------
                                                 1,227,563

BEVERAGES--0.67%
Anheuser-Busch Companies,
  Incorporated                           3,000     196,875

CHEMICALS--0.68%
Hercules, Incorporated                   2,800      76,650
Praxair, Incorporated                    3,500     123,375
                                                ----------
                                                   200,025

COMMUNICATIONS EQUIPMENT--1.49%
Lucent Technologies, Incorporated        3,300     363,000
Northern Telecom Limited                 1,500      75,187
                                                ----------
                                                   438,187

COMPUTER RELATED--2.26%
Cisco Systems, Incorporated*             3,000     278,437
Sun Microsystems, Incorporated*          4,500     385,312
                                                ----------
                                                   663,749

COMPUTER SOFTWARE--4.35%
HBO & Company                            2,700      77,456
Microsoft Corporation*                   4,600     637,963
Network Associates, Incorporated*        3,000     198,750
Novell, Incorporated*                    7,200     130,500
Synopsys, Incorporated*                  4,300     233,275
                                                ----------
                                                 1,277,944

CONSTRUCTION--0.34%
Centex Corporation                       2,200      99,137
COSMETICS & TOILETRIES--2.36%
Procter & Gamble Company                 7,600     693,975


COMMON STOCK                          SHARES      VALUE
DIVERSIFIED--1.15%
AlliedSignal, Incorporated               3,100  $  137,369
Coltec Industries, Incorporated*         5,600     109,200
U.S. Industries, Incorporated            4,900      91,263
                                                ----------
                                                   337,832

DRUGS--3.07%
Warner-Lambert Company                  12,000     902,250

ELECTRIC POWER--1.12%
Allegheny Energy, Incorporated           2,100      72,450
DTE Energy Company                       4,000     171,500
UtiliCorp United, Incorporated           2,300      84,381
                                                ----------
                                                   328,331

ELECTRICAL EQUIPMENT--2.36%
General Electric Company                 5,400     551,137
York International Corporation           3,500     142,844
                                                ----------
                                                   693,981

ELECTRONICS/INSTRUMENTS--0.62%
Avnet, Incorporated                      3,000     181,500

ENVIRONMENTAL--1.04%
Waste Management, Incorporated           6,525     304,228

EXPLORATION & DRILLING--0.26%
Global Marine, Incorporated*             2,800      25,725
Tidewater, Incorporated                  1,500      34,781
Union Pacific Resources Group,
  Incorporated                           1,693      15,343
                                                ----------
                                                    75,849

FINANCIAL SERVICES--2.20%
Associates First Capital
  Corporation                            1,728      73,224
Countrywide Credit Industries,
  Incorporated                           6,000     301,125
Morgan Stanley, Dean Witter,
  Discover and Company                   1,600     113,600
Reliance Group Holdings,
  Incorporated                          12,400     159,650
                                                ----------
                                                   647,599

FOOD PRODUCERS--2.10%
IBP, Incorporated                        5,500     160,187
Interstate Bakeries Corporation          9,000     237,936
Universal Foods Corporation              8,000     219,500
                                                ----------
                                                   617,623

FOOD RETAILERS--2.19%
Albertson's, Incorporated                3,100     197,431
Safeway, Incorporated*                   7,300     444,844
                                                ----------
                                                   642,275

SCHEDULE OF INVESTMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R BALANCED FUND, CONTINUED

COMMON STOCK                          SHARES      VALUE
INSURANCE COMPANIES--2.45%
American General Corporation             1,800  $  140,400
CIGNA Corporation                        3,000     231,938
Citigroup, Incorporated                  7,000     346,500
                                                ----------
                                                   718,838

LEISURE TIME--0.42%
Brunswick Corporation                    5,000     123,750

MACHINERY & EQUIPMENT--0.95%
Flowserve Corporation                    4,200      69,563
Foster Wheeler Corporation               3,500      46,156
Pall Corporation                         6,500     164,531
                                                ----------
                                                   280,250
MEDICAL PRODUCTS &
  SUPPLIES--5.09%
Abbott Laboratories                      6,000     294,000
Beckman Coulter, Incorporated            1,700      92,225
Bergen Brunswig Corporation (Class
  A)                                    11,500     401,063
Biomet, Incorporated                     7,100     285,775
Johnson & Johnson                        5,000     419,375
                                                ----------
                                                 1,492,438

MEDICAL SERVICES--1.30%
Aetna, Incorporated                      2,100     165,113
PacifiCare Health Systems,
  Incorporated (Class B)*                1,000      79,500
United Healthcare Corporation            3,200     137,800
                                                ----------
                                                   382,413

NATURAL GAS--0.78%
Enron Corporation                        4,000     228,250
OIL DOMESTIC--1.20%
Amoco Corporation                        4,000     241,500
Kerr-McGee Corporation                   1,200      45,900
Murphy Oil Corporation                   1,600      66,000
                                                ----------
                                                   353,400

OIL INTERNATIONAL--2.44%
Chevron Corporation                      4,400     364,925
Elf Aquitaine ADR                        6,200     351,075
                                                ----------
                                                   716,000

PAPER/FOREST PRODUCTS--0.71%
Caraustar Industries, Incorporated       2,300      65,694
Weyerhaeuser Company                     2,800     142,275
                                                ----------
                                                   207,969

PRINTING/PUBLISHING--0.51%
Banta Corporation                        5,500     150,563


COMMON STOCK                          SHARES      VALUE

PROFESSIONAL SERVICES--0.65%
Service Corporation International        5,000  $  190,313

RETAIL DISCOUNT--0.17%
Toys "R" Us, Incorporated*               3,000      50,625

RETAIL GENERAL--0.89%
Federated Department Stores,
  Incorporated*                          3,000     130,688
J. C. Penney Company, Incorporated       2,800     131,250
                                                ----------
                                                   261,938

RETAIL SPECIALTY--0.58%
Officemax, Incorporated*                 4,900      60,025
Tiffany & Company                        2,100     108,938
                                                ----------
                                                   168,963

SEMICONDUCTORS--1.61%
Intel Corporation                        4,000     474,250

STEEL--0.91%
Allegheny Teledyne, Incorporated         4,000      81,750
LTV Corporation                         16,000      93,000
USX-U. S. Steel Group                    4,000      92,000
                                                ----------
                                                   266,750

TELECOM--CELLULAR--2.06%
GTE Corporation                          4,000     260,000
U S West, Incorporated New               5,342     345,227
                                                ----------
                                                   605,227

TELEPHONE--1.73%
Alltel Corporation                       4,400     263,175
MediaOne Group, Incorporated*            5,200     244,400
                                                ----------
                                                   507,575

TRUCKING & SHIPPING--0.27%
USFreightways Corporation                2,700      78,638
                                                ----------
                    TOTAL COMMON STOCK--59.08%
                            (Cost $11,331,157)  17,351,146
                                                ----------
CONVERTIBLE PREFERRED STOCK

OIL DOMESTIC--0.58%
Unocal Capital Trust                     3,500     171,063
                                                ----------
      TOTAL CONVERTIBLE PREFERRED STOCK--0.58%
                               (Cost $185,787)     171,063
                                                ----------

SCHEDULE OF INVESTMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R BALANCED FUND, CONTINUED

                                       FACE
BONDS AND NOTES                       AMOUNT      VALUE

FINANCIAL SERVICES--2.06%
Ford Motor Credit Company, 6.375%,
  09/15/99                           $ 600,000  $  603,716
GOVERNMENT AGENCIES--20.01%
Federal Home Loan Mortgage
  Corporation, 7.70%, 05/17/06       1,000,000   1,009,487
Federal Home Loan Mortgage
  Corporation, 7.00%, 09/15/07       1,000,000   1,027,944
Federal Home Loan Mortgage
  Corporation, Pool #284839, 8.50%,
  01/01/17                              45,780      47,942
Federal Home Loan Mortgage
  Corporation, Pool #302886, 8.00%,
  05/01/17                              16,395      16,985
Federal Home Loan Mortgage
  Corporation, Pool #298759, 8.00%,
  08/01/17                             106,123     109,940
Federal National Mortgage
  Association, 7.55%, 04/22/02         685,000     734,708
Federal National Mortgage
  Association, 7.55%, 06/10/04       1,250,000   1,263,286
Federal National Mortgage
  Association, 7.70%, 04/10/07       1,500,000   1,540,539
Federal National Mortgage
  Association, Pool #041669, 8.00%,
  02/01/17                              18,043      18,792
Federal National Mortgage
  Association, Pool #48974, 8.00%,
  06/01/17                             103,666     107,971
                                                ----------
                                                 5,877,594
                                       FACE
BONDS AND NOTES                       AMOUNT      VALUE

U S TREASURY SECURITIES--12.33%
U S Treasury Bond, 6.000%, 02/15/26  $2,350,000 $2,564,438
U S Treasury Note, 5.875%, 02/15/04  1,000,000   1,055,313
                                                ----------
                                                 3,619,751
                                                ----------
                 TOTAL BONDS AND NOTES--34.40%
                             (Cost $9,293,376)  10,101,061
                                                ----------

COMMERCIAL PAPER

ELECTRIC POWER--0.41%
Indiana Michigan Power Company,
  6.20%, 01/05/99                      120,000     119,917

FINANCIAL SERVICES--1.70%
Ford Motor Credit, 6.00%, 01/06/99     500,000     499,583

FOOD PRODUCERS--2.96%
ConAgra, Incorporated, 5.87%,
  01/04/99                             870,000     869,574
                                                ----------
                 TOTAL COMMERCIAL PAPER--5.07%
                             (Cost $1,489,074)   1,489,074
                                                ----------
                     TOTAL INVESTMENTS--99.13%
                            (Cost $22,299,394)  29,112,344
CASH AND OTHER ASSETS, LESS LIABILITIES--0.87%     254,760
                                                ----------
                           NET ASSETS--100.00%  $29,367,104
                                                ----------
                                                ----------
ABBREVIATIONS
ADR -- American Depository Receipt
  * -- Non-income producing securities

See notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES  December 31, 1998
--------------------------------------------------------------------------------

                                                                           GROWTH      EQUITY INCOME     BALANCED
ASSETS
Investments in securities, at value                                    $  203,040,185  $  218,803,615  $ 29,112,344
Cash                                                                           27,608          39,242        60,061
Receivable for:
  Capital stock sold                                                          534,098         475,554        56,089
  Investment securities sold                                                        -               -        33,081
  Dividends                                                                   163,233         369,199        14,152
  Interest                                                                          -               -       145,314
Other assets                                                                  122,086          95,016        22,238
                                                                       --------------  --------------  ------------
                                                         TOTAL ASSETS     203,887,210     219,782,626    29,443,279
LIABILITIES
Capital stock reacquired                                                      634,614         613,031        30,161
Accrued:
  Investment advisory fee                                                      77,886         121,718        16,976
  Service fee                                                                  35,902          39,700         5,659
Other liabilities                                                              29,600          28,206        23,379
                                                                       --------------  --------------  ------------
                                                    TOTAL LIABILITIES         778,002         802,655        76,175
                                                                       --------------  --------------  ------------
                                                           NET ASSETS  $  203,109,208  $  218,979,971  $ 29,367,104
                                                                       --------------  --------------  ------------
                                                                       --------------  --------------  ------------
Shares of capital stock outstanding                                        35,722,663       7,813,950     1,496,411
                                                                       --------------  --------------  ------------
                                                                       --------------  --------------  ------------
Net asset value per share                                              $         5.69  $        28.02  $      19.63
                                                                       --------------  --------------  ------------
                                                                       --------------  --------------  ------------
Offering price per share
  (Net asset value per share / 94.25%)                                 $         6.04  $        29.73  $      20.83
                                                                       --------------  --------------  ------------
                                                                       --------------  --------------  ------------

STATEMENTS OF OPERATIONS  Year Ended December 31, 1998
--------------------------------------------------------------------------------

                                                                                            EQUITY
                                                                              GROWTH        INCOME      BALANCED
INVESTMENT INCOME
Dividends                                                                  $  2,338,773  $  4,780,046  $   259,664
Interest                                                                        526,397     2,075,598      756,839
                                                                           ------------  ------------  -----------
                                                  TOTAL INVESTMENT INCOME     2,865,170     6,855,644    1,016,503
EXPENSES
Investment advisory fee                                                         922,010     1,426,042      198,438
Service fee                                                                     423,595       465,270       66,146
Insurance expenses                                                               48,583        51,818        7,386
Directors' fees and expenses                                                     26,669        26,669       26,669
Custody and transaction fees                                                     76,335        84,113       24,919
Audit fees                                                                       13,500        13,500       10,000
Qualification fees                                                               29,115        34,581       21,564
Shareholder reporting expenses                                                   40,822        42,682       11,268
Other                                                                             1,865         1,246        1,246
                                                                           ------------  ------------  -----------
                                                           TOTAL EXPENSES     1,582,494     2,145,921      367,636
                                                 LESS EXPENSES REIMBURSED             -             -      (33,454)
                                                                           ------------  ------------  -----------
                                                             NET EXPENSES     1,582,494     2,145,921      334,182
                                                                           ------------  ------------  -----------
INVESTMENT INCOME, NET                                                        1,282,676     4,709,723      682,321
                                                                           ------------  ------------  -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                            8,728,659     7,281,961      482,000
  Change in unrealized appreciation of investments for the year              21,620,022    11,740,055    2,417,733
                                                                           ------------  ------------  -----------
NET GAIN ON INVESTMENTS                                                      30,348,681    19,022,016    2,899,733
                                                                           ------------  ------------  -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                       $ 31,631,357  $ 23,731,739  $ 3,582,054
                                                                           ------------  ------------  -----------
                                                                           ------------  ------------  -----------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R GROWTH FUND

                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
                                                                            1998            1997
                                                                       --------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income, net                                               $    1,282,676  $    1,741,364
  Net realized gain on investments                                          8,728,659      24,950,387
  Change in unrealized appreciation                                        21,620,022       6,796,148
                                                                       --------------  --------------
  Net increase in net assets resulting from operations                     31,631,357      33,487,899
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income, net                                                   (1,255,603)     (1,757,095)
  Capital gains                                                           (13,647,821)    (21,864,218)
                                                                       --------------  --------------
  Total distributions to shareholders                                     (14,903,424)    (23,621,313)
CAPITAL SHARE TRANSACTIONS, NET                                             8,037,187      15,719,205
                                                                       --------------  --------------
TOTAL INCREASE                                                             24,765,120      25,585,791
NET ASSETS
  Beginning of year                                                       178,344,088     152,758,297
                                                                       --------------  --------------
  End of year                                                          $  203,109,208  $  178,344,088
                                                                       --------------  --------------
                                                                       --------------  --------------

SM&R EQUITY INCOME FUND

                                                                          YEAR ENDED DECEMBER 31,
                                                                       ------------------------------
                                                                            1998            1997
                                                                       --------------  --------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income, net                                               $    4,709,723  $    4,185,807
  Net realized gain on investments                                          7,281,961      23,033,015
  Change in unrealized appreciation                                        11,740,055      10,366,823
                                                                       --------------  --------------
  Net increase in net assets resulting from operations                     23,731,739      37,585,645
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income, net                                                   (4,712,876)     (4,220,053)
  Capital gains                                                           (10,909,343)    (19,927,051)
                                                                       --------------  --------------
  Total distributions to shareholders                                     (15,622,219)    (24,147,104)
CAPITAL SHARE TRANSACTIONS, NET                                            12,183,537      19,462,475
                                                                       --------------  --------------
  TOTAL INCREASE                                                           20,293,057      32,901,016
NET ASSETS
  Beginning of year                                                       198,686,914     165,785,898
                                                                       --------------  --------------
  End of year                                                          $  218,979,971  $  198,686,914
                                                                       --------------  --------------
                                                                       --------------  --------------

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
SM&R BALANCED FUND

                                                                            YEAR ENDED DECEMBER 31,
                                                                          ----------------------------
                                                                              1998           1997
                                                                          -------------  -------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Investment income, net                                                  $     682,321  $     751,773
  Net realized gain on investments                                              482,000      2,950,385
  Change in unrealized appreciation                                           2,417,733        277,845
                                                                          -------------  -------------
  Net increase in net assets resulting from operations                        3,582,054      3,980,003
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Investment income, net                                                       (663,775)      (756,610)
  Capital gains                                                                (908,074)    (2,597,856)
                                                                          -------------  -------------
  Total distributions to shareholders                                        (1,571,849)    (3,354,466)
CAPITAL SHARE TRANSACTIONS, NET                                               1,518,827      2,024,691
                                                                          -------------  -------------
TOTAL INCREASE                                                                3,529,032      2,650,228
NET ASSETS
  Beginning of year                                                          25,838,072     23,187,844
                                                                          -------------  -------------
  End of year                                                             $  29,367,104  $  25,838,072
                                                                          -------------  -------------
                                                                          -------------  -------------

See notes to financial statements.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout the year.

                                                                        YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
SM&R GROWTH FUND                                           1998         1997       1996       1995       1994
                                                       -------------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                       $    5.24    $    4.95  $    4.39  $    3.83  $    4.15
Investment income, net                                        0.04         0.06       0.05       0.08       0.06
Net realized and unrealized gain on investments
  during the year                                             0.85         1.03       0.73       0.88       0.15
                                                       -------------  ---------  ---------  ---------  ---------
                     Total from Investment Operations         0.89         1.09       0.78       0.96       0.21
Less distributions from
  Investment income, net                                     (0.04)       (0.06)     (0.05)     (0.08)     (0.06)
  Capital gains                                              (0.40)       (0.74)     (0.17)     (0.32)     (0.47)
                                                       -------------  ---------  ---------  ---------  ---------
                                  Total distributions        (0.44)       (0.80)     (0.22)     (0.40)     (0.53)
                                                       -------------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                             $    5.69    $    5.24  $    4.95  $    4.39  $    3.83
                                                       -------------  ---------  ---------  ---------  ---------
                                                       -------------  ---------  ---------  ---------  ---------
                                         Total return        18.35%       22.24%     17.64%     25.20%      4.98%
                                                       -------------  ---------  ---------  ---------  ---------
                                                       -------------  ---------  ---------  ---------  ---------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                  $ 203,109    $ 178,344  $ 152,758  $ 134,821  $ 113,250
Ratio of expenses to average net assets                       0.85%        0.96%      1.15%      0.98%      0.97%
Ratio of net investment income to average net assets          0.69%        1.03%      1.02%      1.67%      1.46%
Portfolio turnover rate                                      27.31%       46.79%     18.72%     37.00%     46.26%


                                                                        YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
SM&R EQUITY INCOME FUND                                    1998         1997       1996       1995       1994
                                                       -------------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                       $   26.99    $   25.05  $   22.59  $   18.90  $   21.66
Investment income, net                                        0.62         0.63       0.58       0.62       0.62
Net realized and unrealized gain/(loss) on
  investments during the year                                 2.50         4.96       3.10       4.82      (0.75)
                                                       -------------  ---------  ---------  ---------  ---------
                     Total from Investment Operations         3.12         5.59       3.68       5.44      (0.13)
Less distributions from
  Investment income, net                                     (0.62)       (0.64)     (0.58)     (0.63)     (0.61)
  Capital gains                                              (1.47)       (3.01)     (0.64)     (1.12)     (2.02)
                                                       -------------  ---------  ---------  ---------  ---------
                                  Total distributions        (2.09)       (3.65)     (1.22)     (1.75)     (2.63)
                                                       -------------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                             $   28.02    $   26.99  $   25.05  $   22.59  $   18.90
                                                       -------------  ---------  ---------  ---------  ---------
                                                       -------------  ---------  ---------  ---------  ---------
                                         Total return        12.11%       22.72%     16.46%     29.12%     (0.61)%
                                                       -------------  ---------  ---------  ---------  ---------
                                                       -------------  ---------  ---------  ---------  ---------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                  $ 218,980    $ 198,687  $ 165,786  $ 141,058  $ 114,231
Ratio of expenses to average net assets                       1.01%        1.05%      1.10%      1.12%      1.12%
Ratio of net investment income to average net assets          2.22%        2.28%      2.42%      2.89%      2.86%
Portfolio turnover rate                                      19.29%       39.14%     27.07%     44.00%     52.46%

                                                                        YEAR ENDED DECEMBER 31,
                                                       ---------------------------------------------------------
SM&R BALANCED FUND                                         1998         1997       1996       1995       1994
                                                       -------------  ---------  ---------  ---------  ---------
Net Asset Value, Beginning of Year                       $   18.32    $   17.90  $   16.85  $   14.32  $   15.35
Investment income, net                                        0.48         0.57       0.49       0.49       0.45
Net realized and unrealized gain/(loss) on
  investments during the year                                 1.96         2.50       1.48       2.67      (0.22)
                                                       -------------  ---------  ---------  ---------  ---------
                     Total from Investment Operations         2.44         3.07       1.97       3.16       0.23
Less distributions from
  Investment income, net                                     (0.47)       (0.59)     (0.49)     (0.49)     (0.45)
  Capital gains                                              (0.66)       (2.06)     (0.43)     (0.14)     (0.81)
                                                       -------------  ---------  ---------  ---------  ---------
                                  Total distributions        (1.13)       (2.65)     (0.92)     (0.63)     (1.26)
                                                       -------------  ---------  ---------  ---------  ---------
Net Asset Value, End of Year                             $   19.63    $   18.32  $   17.90  $   16.85  $   14.32
                                                       -------------  ---------  ---------  ---------  ---------
                                                       -------------  ---------  ---------  ---------  ---------
                                         Total return        13.83%       17.46%     11.86%     22.29%      1.49%
                                                       -------------  ---------  ---------  ---------  ---------
                                                       -------------  ---------  ---------  ---------  ---------
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year (000's omitted)                  $  29,367    $  25,838  $  23,188  $  21,757  $  19,023
Ratio of expenses to average net assets(1)                    1.25%        1.26%      1.21%      1.26%      1.25%
Ratio of net investment income to average net assets          2.55%        3.02%      2.83%      2.99%      2.91%
Portfolio turnover rate                                      16.01%       27.52%     23.78%     16.39%     46.95%

(1) Expenses for these calculations are net of a reimbursement from Securities Management and Research, Inc. Without these reimbursements, the ratio of expenses to average net assets would have been 1.37%, 1.36%, 1.34%, 1.46% and 1.45% for the years ended December 31, 1998, 1997, 1996, 1995 and 1994, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS  December 31, 1998
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
The SM&R Equity Funds (formerly the American National Funds Group) (the "Funds") are diversified open-end management investment companies registered under the Investment Company Act of 1940, as amended. The Funds are comprised of the SM&R Growth Fund, Inc. (formerly American National Growth Fund, Inc.), SM&R Equity Income Fund, Inc. (formerly American National Income Fund, Inc.) and SM&R Balanced Fund, Inc. (formerly the Triflex Fund, Inc.). The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENT VALUATIONS:
Investments listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Debt obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities, and instrumentalities are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as yield, type of issue, coupon rate, maturity and seasoning differential. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Commercial paper is stated at amortized cost, which is equivalent to fair value.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:
Investment transactions are accounted for on the trade date (date order to buy or sell is executed). Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Realized gains and losses from security transactions are reported on the basis of specific identification for financial reporting and federal income tax purposes.

FEDERAL INCOME TAXES:
For federal income tax purposes, each fund is treated as a separate entity. The Funds intend to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intend to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:
Fund shares are sold in a continuous public offering at net asset value plus a sales charge. The Funds repurchase shares at net asset value. Dividends and other distributions are recorded by the Funds on the ex-dividend date and may be reinvested at net asset value.

EXPENSES:
Operating expenses not directly attributable to a Fund's operations are prorated among the Funds based on the relative net assets or shareholders of each Fund.

NOTE 2--INVESTMENT ADVISORY AND SERVICE FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Funds. Investment advisory and service fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

                                                                      INVESTMENT
                                                                       ADVISORY
                                                                          FEE      SERVICE FEE
Net Assets
Not exceeding $100,000,000                                                0.750%       0.250%
Exceeding $100,000,000 but not exceeding $200,000,000                     0.625%       0.200%
Exceeding $200,000,000 but not exceeding $300,000,000                     0.500%       0.150%
Exceeding $300,000,000                                                    0.400%       0.100%

The investment advisory agreement for the Growth Fund provides for incentive fees that will increase or decrease the basic investment advisory fee, based on the performance of the fund in relation to a specified industry index for the funds with similar objectives over a rolling 36-month period. For the period ended December 31, 1998 the investment advisory fee was decreased by approximately $370,400.

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

SM&R has agreed to reimburse the Funds for all expenses, other than taxes, interest, and expenses directly related to the purchase and sale of investment securities, in excess of 1.25% per annum of the average daily net assets.

During the period ended December 31, 1998, SM&R, as principal underwriter, received as sales charges on sale of shares of capital stock of the Funds and made reallowances to dealers as follows:

                                                                          SALES CHARGES
                                                      SALES CHARGES       REALLOWED TO
                                                    RECEIVED BY SM&R         DEALERS
Growth                                                  $ 441,976           $   5,175
Equity Income                                             830,130              10,123
Balanced                                                   76,199                 346

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of December 31, 1998, SM&R and American National had the following ownership in the Funds:

                                                               AMERICAN NATIONAL
                                       SM&R               ----------------------------
                          ------------------------------                PERCENT OF
                                         PERCENT OF                       SHARES
                           SHARES    SHARES OUTSTANDING    SHARES       OUTSTANDING
Growth                      356,504           1.00%       1,262,169          3.53%
Equity Income                17,408           0.22%          --             --
Balanced                    127,405           8.51%         213,182         14.25%

NOTE 3--COST, PURCHASES AND SALES OF INVESTMENTS
Investments have the same cost for tax and financial statement purposes. Aggregate purchases and sales of investments in securities, other than commercial paper and short-term bonds and notes, were as follows:

                         PURCHASES     SALES
Growth                   $58,419,623 $48,282,938
Equity Income            45,582,329  33,752,421
Balanced                  4,722,637   4,082,106

Gross unrealized appreciation and depreciation as of December 31, 1998, were as follows:

                        APPRECIATION DEPRECIATION
Growth                  7$3,458,373   $8,091,957
Equity Income           69,066,864    8,291,561
Balanced                 7,507,420      694,470

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

NOTE 4--CAPITAL STOCK

SM&R GROWTH FUND

                                                                 YEAR ENDED              YEAR ENDED
                                                             DECEMBER 31, 1998       DECEMBER 31, 1997
                                                           ----------------------  ----------------------
                                                            SHARES      AMOUNT      SHARES      AMOUNT
                                                           ---------  -----------  ---------  -----------
Sales of capital shares                                    3,216,790  $17,622,633  2,618,034  $14,523,030
Investment income dividends reinvested                       218,060    1,223,816    319,910    1,712,682
Distributions from net realized gains reinvested           2,698,983   13,324,090  4,145,887   21,351,396
                                                           ---------  -----------  ---------  -----------
Subtotals                                                  6,133,833   32,170,539  7,083,831   37,587,108
Redemptions of capital shares                              (4,442,745) (24,133,352) (3,923,677) (21,867,903)
                                                           ---------  -----------  ---------  -----------
Net increase in capital shares outstanding                 1,691,088  $ 8,037,187  3,160,154  $15,719,205
                                                                      -----------             -----------
                                                                      -----------             -----------
Shares outstanding at beginning of year                    34,031,575              30,871,421
                                                           ---------               ---------
Shares outstanding at end of year                          35,722,663              34,031,575
                                                           ---------               ---------
                                                           ---------               ---------
The components of net assets at December 31, 1998, are as
  follows:
Capital Stock--35,722,663 shares of $1.00 par value
  outstanding (2,000,000,000 authorized) (par and
  additional paid-in capital)                                         $137,691,667
Accumulated net realized gain on investments                               51,125
Net unrealized appreciation of investments                             65,366,416
                                                                      -----------
Net Assets                                                            $203,109,208
                                                                      -----------
                                                                      -----------

SM&R EQUITY INCOME FUND

                                                                  YEAR ENDED              YEAR ENDED
                                                              DECEMBER 31, 1998       DECEMBER 31, 1997
                                                            ----------------------  ----------------------
                                                             SHARES      AMOUNT      SHARES      AMOUNT
                                                            ---------  -----------  ---------  -----------
Sales of capital shares                                     1,059,139  $29,994,912    767,255  $20,997,880
Investment income dividends reinvested                        161,711    4,549,911    149,320    4,073,432
Distributions from net realized gains reinvested              404,882   10,559,672    729,218   19,360,438
                                                            ---------  -----------  ---------  -----------
Subtotals                                                   1,625,732   45,104,495  1,645,793   44,431,750
Redemptions of capital shares                               (1,172,234) (32,920,958)  (903,658) (24,969,275)
                                                            ---------  -----------  ---------  -----------
Net increase in capital shares outstanding                    453,498  $12,183,537    742,135  $19,462,475
                                                                       -----------             -----------
                                                                       -----------             -----------
Shares outstanding at beginning of year                     7,360,452               6,618,317
                                                            ---------               ---------
Shares outstanding at end of year                           7,813,950               7,360,452
                                                            ---------               ---------
                                                            ---------               ---------
The components of net assets at December 31, 1998, are as
  follows:
Capital Stock--7,813,950 shares of $1.00 par value
  outstanding (2,000,000,000 authorized) (par and
  additional paid-in capital)                                          $158,143,459
Accumulated net realized gain on investments                                61,209
Net unrealized appreciation of investments                              60,775,303
                                                                       -----------
Net Assets                                                             $218,979,971
                                                                       -----------
                                                                       -----------

NOTES TO FINANCIAL STATEMENTS CONTINUED
--------------------------------------------------------------------------------
SM&R EQUITY FUNDS

SM&R BALANCED FUND

                                                                    YEAR ENDED             YEAR ENDED
                                                                 DECEMBER 31, 1998      DECEMBER 31, 1997
                                                               ---------------------  ---------------------
                                                                SHARES      AMOUNT     SHARES      AMOUNT
                                                               ---------  ----------  ---------  ----------
Sales of capital shares                                          204,284  $3,794,519     96,421  $1,864,777
Investment income dividends reinvested                            33,827     644,627     38,357     728,301
Distributions from net realized gains reinvested                  50,226     901,681    139,275   2,529,231
                                                               ---------  ----------  ---------  ----------
Subtotals                                                        288,337   5,340,827    274,053   5,122,309
Redemptions of capital shares                                   (202,186) (3,822,000)  (159,550) (3,097,618)
                                                               ---------  ----------  ---------  ----------
Net increase in capital shares outstanding                        86,151  $1,518,827    114,503  $2,024,691
                                                                          ----------             ----------
                                                                          ----------             ----------
Shares outstanding at beginning of year                        1,410,260              1,295,757
                                                               ---------              ---------
Shares outstanding at end of year                              1,496,411              1,410,260
                                                               ---------              ---------
                                                               ---------              ---------
The components of net assets at December 31, 1998, are as
  follows:
Capital Stock--1,496,411 shares of $1.00 par value
  outstanding (2,000,000,000 authorized) (par and additional
  paid-in capital)                                                        $22,542,755
Accumulated net realized gain on investments                                  11,399
Net unrealized appreciation of investments                                 6,812,950
                                                                          ----------
Net Assets                                                                $29,367,104
                                                                          ----------
                                                                          ----------

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
The Board of Directors and Shareholders
SM&R Equity Funds

We have audited the accompanying statements of assets and liabilities of SM&R Equity Funds (formerly American National Funds Group) comprised of SM&R Growth Fund, Inc. (formerly American National Growth Fund, Inc.), SM&R Equity Income Fund, Inc. (formerly American National Income Fund, Inc.) and SM&R Balanced Fund, Inc. (formerly the Triflex Fund, Inc.), including the schedule of investments as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1996 were audited by other auditors whose report dated February 7, 1997 issued an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SM&R Equity Funds as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the periods then ended, in conformity with generally accepted accounting principles.

                                                Tait, Weller & Baker, CPA

Philadelphia, Pennsylvania
January 29, 1999

DISTRIBUTIONS
--------------------------------------------------------------------------------
Distributions per share for the year ended December 31, 1998.

                                                                                                 LONG-TERM   SHORT-TERM
                                                                          RECORD    INVESTMENT    CAPITAL      CAPITAL
                                                                           DATE       INCOME       GAIN         GAIN
SM&R Growth Fund, Inc.                                                     6/22/98  $  0.02500
                                                                           9/14/98               $  0.3364    $  0.0171
                                                                          12/21/98  $  0.01180   $  0.0514
SM&R Equity Income Fund, Inc.                                              3/23/98  $  0.14000
                                                                           6/22/98  $  0.16800
                                                                           9/14/98               $  1.0035    $  0.3587
                                                                           9/22/98  $  0.16300
                                                                          12/21/98  $  0.15000   $  0.0835    $  0.0207
SM&R Balanced Fund, Inc.                                                   3/23/98  $  0.12400
                                                                           6/22/98  $  0.13000
                                                                           9/14/98               $  0.5571    $  0.1004
                                                                           9/22/98  $  0.11300
                                                                          12/21/98  $  0.10200

                              PART C:  OTHER INFORMATION


ITEM 23.  EXHIBITS.


(a)  1. a. Registrant's Amended and Restated Articles of Incorporation are
           incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 41 to this Form N-1A Registration Statement.


        b. Registrant's Articles of Amendment dated December 7, 1998 are incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 41 to this Form N-1A Registration Statement.


     2. Registrant's Articles Supplementary are incorporated herein by reference to Exhibit (a) to Post-Effective Amendment No. 41 to this Form N-1A Registration Statement.

(b) Registrant's By-Laws are incorporated herein by reference to Exhibit 2 to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

(c) A specimen of Registrant's stock certificate is incorporated herein by reference to Exhibit 4 to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

(d) Registrant's Investment Advisory Agreement is incorporated herein by reference to Exhibit 5 to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

(e) Registrant's Underwriting Agreement is incorporated herein by reference to Exhibit (e) to Post-Effective Amendment No. 41 to this Form N-1A Registration Statement.

(f)  Not applicable.

(g)  1.   Registrant's Custodian Agreement is incorporated herein by reference to Exhibit 8a to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

     2. Registrant's Sub-Custodian Agreement is incorporated herein by reference to Exhibit 8b to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.

(h)  Not applicable.

(i) Consent and Opinion of Registrant's counsel, Greer, Herz & Adams, L.L.P., is filed herewith.

(j) Consent of Tait, Weller and Baker, independent accountant of Registrant, is filed herewith.

(k)  Not applicable.

(l)  Not applicable.

(m) Registrant's Distribution and Shareholder Servicing Plan is incorporated herein by Reference to Exhibit (m) to Post-Effective Amendment No. 41 to this Form N-1A Registration Statement.

(n)  Financial Data Schedule is filed herewith.

(o) Registrant's Multiple Class Plan is incorporated herein by reference to Exhibit (o) to Post-Effective Amendment No. 41 to this Form N-1A Registration Statement.

(p) List of persons controlled by or under common control with Registrant is filed herewith.

(q) Power of Attorney is incorporated herein by Reference to Exhibit 17 to Post-Effective Amendment No. 35 to this Form N-1A Registration Statement.


ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

     All persons under common control with Registrant are shown on the list attached hereto as Exhibit (p).


ITEM 25.  INDEMNIFICATION.

     Registrant has agreed to indemnify its directors to the maximum extent permitted by applicable law against all costs and expenses (including, but not limited to, counsel fees, amounts of judgments paid, and amounts paid in settlement) reasonably incurred in connection with the defense of any actual or threatened claim, action, suit or proceeding, whether civil, criminal, administrative, or other, in which he or she may be involved by virtue of such person being or having been such director. Such indemnification is pursuant to
Section 3.15 of Registrant's By-Laws, a copy of which is attached as Exhibit 2 to Post-Effective Amendment No. 35 to Form N-1A.

     Registrant, together with SM&R Growth Fund, Inc. and the SM&R Balanced Fund, Inc. (collectively referred to as the "SM&R Equity Funds"), has purchased a directors' and officers' liability policy. At a Joint Boards of Directors' Meeting of Registrant and the other funds in the SM&R Equity Funds held on May 29, 1998, the Boards of Directors authorized the renewal of an ICI Mutual Insurance Company Directors and Officers Errors and Omissions Liability Insurance policy. The ICI Mutual Insurance Company is located at 1600 M Street, 5th Floor, Washington, D.C. 20036. The policy contains a $5,000 per individual insured per loss deductible, a $25,000 aggregate all individual insureds, each claim deductible, $100,000 company reimbursement, each claim deductible and $100,000 company coverage, each claim deductible. The aggregate limit of liability is $5,000,000. The annual premium for 1998 for all three SM&R Equity Funds is $111,444. Registrant's share of such fee, based upon the proportion of its total assets to those of the other SM&R Equity Funds, is $45,789.

     Additionally, Registrant is required to maintain a secured letter of credit. However, due to the restrictions on the making of loans, Registrant and Securities Management and Research, Inc. ("SM&R") have entered into an undertaking whereby SM&R has secured a letter of credit from U.S. National Bank of Galveston, Texas for the benefit of Registrant. Pursuant to this arrangement, Registrant will reimburse SM&R for its proportionate share of any expenses incurred by SM&R in the procurement of the letter of credit and for any annual renewal premiums paid on behalf of Registrant by SM&R.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     SM&R serves as investment adviser to Registrant and the other funds in the SM&R Equity Funds, American National Investment Accounts, Inc. ("Investment Accounts") and SM&R Investments, Inc. See "The Funds and Management" in Part A and "ADVISORY AGREEMENT" and "MANAGEMENT OF THE COMPANY" in Part B. The address of SM&R is 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

DIRECTORS AND OFFICERS OF SM&R

ROBERT A. FRUEND, CLU
DIRECTOR OF SM&R

     Executive Vice President and Director of Ordinary Agencies of American National Insurance Company ("American National"), and Director and Vice President of American National Life Insurance Company of Texas, both located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of American National Property and Casualty Company; Director and Chairman of the Board of American National General Insurance Company; Director of American National Insurance Service Company; Director of American National Lloyds Insurance Company; Director and Chairman of the Board, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine Street, Springfield, Missouri.

R. EUGENE LUCAS
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

     Director of American National, One Moody Plaza, Galveston, Texas; President and Director of Gal-Tex Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas, Gal-Tenn Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas; Director of ANREM Corporation, One Moody Plaza, Galveston, Texas.

MICHAEL W. MCCROSKEY
DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER
AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

     President and Director of Registrant; President and Director of each of the other funds in the SM&R Equity Funds; President and Director of Investment Accounts; President and Director of SM&R Investments, Inc.; Director, Comprehensive Investment Services all located at 2450 South Shore Boulevard, Suite 400, League City, Texas. Executive Vice President, American National; Director and President, ANREM Corporation; Director and President, ANTAC Corporation; Assistant Secretary of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Vice President, American National Property and Casualty; Vice President, American National General Insurance Company; Vice President, Pacific Property and Casualty, Inc., all located at 1949 East Sunshine Street, Springfield, Missouri. Vice President of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Vice President of Garden State Life Insurance Company, 2450 South Shore Blvd., League City, Texas.

G. RICHARD FERDINANDTSEN
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R

     Director, Senior Executive Vice President and Chief Operating
Officer, American National; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director, Comprehensive Investment Services, 2450 South Shore Boulevard, Suite 400, League City, Texas; Director, Vice Chairman of the Board, American National General Insurance Company; Director, Vice Chairman of the Board, American National Property and Casualty; Director and Vice Chairman of the Board, Pacific Property & Casualty Company; Underwriter, American National Lloyds Insurance Company, all located at 1949 East Sunshine Street, Springfield, Missouri. Director and Chairman of the Board, Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director, Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas.

RONALD J. WELCH
DIRECTOR OF SM&R

     Executive Vice President and Chief Actuary of American National; Senior Vice President of American National Life Insurance Company of Texas, all located at One Moody Plaza, Galveston, Texas; Director and Chairman of the Board of Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Director of Standard Life and Accident Insurance Company, 201 Robert S. Kerr Avenue, Oklahoma City, Oklahoma; Director of American National Property and Casualty Company; Director of American National General Insurance Company; Director of American National Insurance Service Company; Director of Pacific Property and Casualty Company, all located at 1949 East Sunshine Street, Springfield, Missouri.

GORDON DIXON
DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER AND
MEMBER OF INVESTMENT AND EXECUTIVE COMMITTEES OF SM&R

     Portfolio Manager of Registrant; Vice President and Portfolio Manager of SM&R Growth Fund, Inc.; Portfolio Manager of SM&R Balanced Fund, Inc.; Vice President of Investment Accounts; Portfolio Manager of the Growth, Managed, and Balanced Portfolios of Investment Accounts; Director and President, Comprehensive Investment Services, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President of Stocks for American National; One Moody Plaza, Galveston, Texas; Vice President of Investments for Garden State Life Insurance Company, 2450 South Shore Boulevard, League City, Texas; Former Director of Equity Strategy Research and Trading for C&S/Sovran Bank (now NationsBank) Atlanta, Georgia.

K. DAVID WHEELER
SENIOR VICE PRESIDENT, INSTITUTIONAL SALES AND PRIVATE CLIENT
SERVICES OF SM&R

     2450 South Shore Boulevard, Suite 400, League City, Texas; Senior Institutional Consultant, Bank South, Atlanta, Georgia.

EMERSON V. UNGER, C.L.U.
VICE PRESIDENT OF SM&R

     Vice President of the funds in the SM&R Equity Funds, Investment Accounts, and SM&R Investments, Inc., all located at 2450 South Shore Boulevard, Suite 400, League City, Texas.

BRENDA T. KOELEMAY
VICE PRESIDENT AND TREASURER OF SM&R

     Vice President and Treasurer of the funds in the SM&R Equity Funds, Investment Accounts, and SM&R Investments, Inc.; Treasurer, Comprehensive Investment Services, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas.

TERESA E. AXELSON
VICE PRESIDENT AND SECRETARY OF SM&R

     Vice President and Secretary of the funds in the SM&R Equity Funds, Investment Accounts, and SM&R Investments, Inc., all located at 2450 South Shore Boulevard, Suite 400, League City, Texas.

WILLIAM J. KEARNS, JR.
SENIOR VICE PRESIDENT, NATIONAL MARKETING AND SALES DIRECTOR OF SM&R

     2450 South Shore Boulevard, Suite 400, League City, Texas; Vice President for Private Label Funds for Standish, Ayers & Wood in Boston, Massachusetts.


ITEM 27.  PRINCIPAL UNDERWRITERS.

     (a) SM&R serves as the principal underwriter and investment adviser for Registrant, the other funds in the SM&R Equity Funds, Investment Accounts, and SM&R Investments, Inc.. See "The Funds and Management" in Part A.

     (b)
 NAME AND PRINCIPAL         POSITIONS AND OFFICES     POSITIONS AND OFFICES
 BUSINESS ADDRESS           WITH UNDERWRITER          WITH REGISTRANT
 Robert A. Fruend, C.L.U.   Director                  None
 One Moody Plaza
 Galveston, Texas

 R. Eugene Lucas            Director                  None
 Moody National Bank Tower
 Galveston, Texas

 Michael W. McCroskey       Director and President,   President and Director
 2450 South Shore           Chief Executive Officer
 Boulevard
 Suite 400
 League City, Texas

 G. Richard Ferdinandtsen   Director                  None
 One Moody Plaza
 Galveston, Texas

 Ronald J. Welch            Director                  None
 One Moody Plaza
 Galveston, Texas

 Gordon D. Dixon            Director, Senior Vice     Portfolio Manager
 2450 South Shore           President, Chief
 Boulevard                  Investment Officer
 Suite 400
 League City, Texas

 K. David Wheeler           Senior Vice President     None
 2450 South Shore           Institutional Sales and
 Boulevard                  Private Client Services
 Suite 400
 League City, Texas

 Emerson V. Unger, C.L.U.   Vice President            Vice President
 2450 South Shore
 Boulevard
 Suite 400
 League City, Texas


                                         C-6

 Brenda T. Koelemay         Vice President and        Vice President and
 2450 South Shore           Treasurer                 Treasurer
 Boulevard
 Suite 400
 League City, Texas

 Teresa E. Axelson          Vice President and        Vice President and
 2450 South Shore           Secretary                 Secretary
 Boulevard
 Suite 400
 League City, Texas

 William J. Kearns, Jr.     Senior Vice President     None
 2450 South Shore
 Boulevard
 Suite 400
 League City, Texas

     (c)  Not applicable.


ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the office of SM&R at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

ITEM 29.  MANAGEMENT SERVICES.

     There are no management-related service contracts to which Registrant is a party not discussed under Part A or Part B of this Post-Effective Amendment No. 42 to Registration Statement.



ITEM 30.  UNDERTAKINGS.

     TEXAS OPTIONAL RETIREMENT PROGRAM. Registrant and the other SM&R Equity Funds offer shares as investments for custodial accounts that meet the requirements of Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), in connection with the Texas Optional Retirement Program (the "Program"). Under the Program, a custodial account for each participating employee ("Participant") is established in the name of State Street Bank and Trust Company. The Program, as interpreted by the Texas Attorney General, imposes certain restrictions on early withdrawals from custodial accounts.
Section 22(e) prohibits a registered investment company from suspending a shareholder's right of redemption or postponing payment on redemption of any redeemable security for more than seven days after tender of the security.

     The Staff of the Securities and Exchange Commission took a no-action position under section 22(e) of the 1940 Act permitting the SM&R Equity Funds to offer shares in connection with the Program as contemplated above (See American National Fund Group, pub. avail. Apr. 27, 1987 (the "No-Action Letter")). The Staff took its position based on Registrant's representation Registrant and SM&R would comply with conditions set forth in the No-Action Letter. In this regard, each such fund and SM&R has complied with the following provisions of the No-Action Letter:

     (a) Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in this Registration Statement on Form N-1A and the applicable Prospectuses included in this Registration Statement.

     (b) Appropriate disclosure regarding the restrictions on redemption imposed by the Program is included in any sales literature used in connection with the offer of Registrant's shares to Participants in connection with the Program.

     (c) Registrant and SM&R instruct salespeople who solicit Participants to purchase Registrant's shares specifically to bring the restrictions on redemption imposed by the Program to the attention of the potential Participants.

     (d) Registrant and SM&R obtain from each Participant who purchases Registrant's shares in connection with the Program, prior to or at the time of purchase, a signed statement acknowledging the restrictions on redemption imposed by the Program.

                                      SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant, SM&R EQUITY INCOME FUND, INC., certifies that it meets all of the requirements for effectiveness of this POST-EFFECTIVE AMENDMENT NO. 42 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused it to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of League City and State of Texas, on the 28 day of April, 1999.


SM&R EQUITY INCOME FUND, INC.

By: /s/ Michael W. McCroskey
   --------------------------------------------
      Michael W. McCroskey, President


Pursuant to the requirements of the Securities Act of 1933, this POST-EFFECTIVE AMENDMENT NO. 42 has been signed below by the following persons in the capacities and on the dates indicated:


PRINCIPAL EXECUTIVE AND FINANCIAL OFFICER:   PRINCIPAL ACCOUNTING OFFICER:


/s/ Michael W. McCroskey                          /s/ Brenda T. Koelemay
---------------------------------                 ------------------------------
Michael W. McCroskey, President                   Brenda T. Koelemay, Treasurer
Date:  April 28, 1999                             Date:  April 28, 1999
     ----------------------------                      -------------------------

                                      DIRECTORS

 /s/ Ralph S. Clifford                        /s/ Paul D. Cummings
 ---------------------------------------      ---------------------------------------
 * Ralph S. Clifford by                       * Paul D. Cummings by
 Michael W. McCroskey, Power of Attorney      Michael W. McCroskey, Power of Attorney
Date:  April 28, 1999                         Date:  April 28, 1999
      ----------------------------------            ---------------------------------

 /s/ Jack T. Currie                           /s/ Ira W. Painton
 ---------------------------------------      ---------------------------------------
 * Jack T. Currie by                          * Ira W. Painton by
 Michael W. McCroskey, Power of Attorney      Michael W. McCroskey, Power of Attorney
Date:  April 28, 1999                         Date:  April 28, 1999
      ----------------------------------            ---------------------------------

 /s/ Donald P. Stevens                        /s/ Steven H. Stubbs
 ---------------------------------------      ---------------------------------------
 * Donald P Stevens by                        * Steven H. Stubbs by
 Michael W. McCroskey, Power of Attorney      Michael W. McCroskey, Power of Attorney
Date:  April 28, 1999                         Date:  April 28, 1999
      ----------------------------------            ---------------------------------

 /s/ Michael W. McCroskey
 ---------------------------------------      ---------------------------------------
 Michael W. McCroskey


* PURSUANT TO A POWER OF ATTORNEY EXECUTED BY THE BOARD OF DIRECTORS DATED DECEMBER 16, 1994. ATTACHED AS EXHIBIT 99.B17 TO POST-EFFECTIVE AMENDMENT NO. 35.

                                   EXHIBIT INDEX


99.B(i)        Consent and Opinion of Registrant's Counsel, Greer, Herz and
               Adams, L.L.P.
99.B(j)        Consent of Tait, Weller & Baker, independent accountant of the
               Registrant.
99.B(n)        Financial Data Schedule
99.B(p)        List of persons controlled by or under common control with
               Registrant.